                                              Filed Pursuant to Rule 497(b)
                                              Registration File No. 333-40501


                             TCW/DW BALANCED FUND
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (212) 392-2550

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 26, 1998

TO THE SHAREHOLDERS OF TCW/DW BALANCED FUND:


   Notice is hereby given of a Special Meeting of the Shareholders of TCW/DW Balanced Fund ("TCW/DW Balanced") to be held at the Career Development Room, 61st Floor, Two World Trade Center, New York, New York 10048, at 10:00 A.M., New York time, on February 26, 1998, and any adjournments thereof (the "Meeting"), for the following purposes:


     1. To consider and vote upon an Agreement and Plan of Reorganization, dated November 6, 1997 (the "Reorganization Agreement"), between TCW/DW Balanced and Dean Witter Balanced Growth Fund ("Dean Witter Balanced Growth"), pursuant to which substantially all of the assets of TCW/DW Balanced would be combined with those of Dean Witter Balanced Growth and shareholders of TCW/DW Balanced would become shareholders of Dean Witter Balanced Growth receiving shares of Dean Witter Balanced Growth with a value equal to the value of their holdings in TCW/DW Balanced (the "Reorganization"); and

     2. To act upon such other matters as may properly come before the Meeting.

   The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on December 12, 1997 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of TCW/DW Balanced recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Board of Trustees,


                                          BARRY FINK,
                                          Secretary


December 29, 1997


  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       DEAN WITTER BALANCED GROWTH FUND
               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                (212) 392-2550

                         ACQUISITION OF THE ASSETS OF
                             TCW/DW BALANCED FUND

                       BY AND IN EXCHANGE FOR SHARES OF
                       DEAN WITTER BALANCED GROWTH FUND


   This Proxy Statement and Prospectus is being furnished to shareholders of TCW/DW Balanced Fund ("TCW/DW Balanced") in connection with an Agreement and Plan of Reorganization, dated November 6, 1997 (the "Reorganization Agreement"), pursuant to which substantially all the assets of TCW/DW Balanced will be combined with those of Dean Witter Balanced Growth Fund ("Dean Witter Balanced Growth") in exchange for shares of Dean Witter Balanced Growth. As a result of this transaction, shareholders of TCW/DW Balanced will become shareholders of Dean Witter Balanced Growth and will receive shares of Dean Witter Balanced Growth with a value equal to the value of their holdings in TCW/DW Balanced. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between TCW/DW Balanced and Dean Witter Balanced Growth, attached hereto as Exhibit A. The address of TCW/DW Balanced is that of Dean Witter Balanced Growth set forth above. This Proxy Statement also constitutes a Prospectus of Dean Witter Balanced Growth, which is dated December 29, 1997, filed by Dean Witter Balanced Growth with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").


   Dean Witter Balanced Growth is an open-end diversified management investment company whose investment objective is to provide capital growth with reasonable current income. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 60% of its total assets in common stock and in securities convertible into common stock, and at least 25% of its total assets in investment grade fixed income securities.


   This Proxy Statement and Prospectus sets forth concisely information about Dean Witter Balanced Growth that shareholders of TCW/DW Balanced should know before voting on the Reorganization Agreement. A copy of the Prospectus for Dean Witter Balanced Growth dated July 28, 1997, is attached and incorporated herein by reference. Also enclosed and incorporated herein by reference is Dean Witter Balanced Growth's Annual Report for the fiscal year ended January 31, 1997 and the succeeding unaudited Semi-Annual Report for the six months ended July 31, 1997. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated December 29, 1997, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are TCW/DW Balanced's Prospectus, dated November 17, 1997, and Annual Report for its fiscal year ended September 30, 1997. Such documents are available without charge by calling (212) 392-2550 or (800) 526-3143 (TOLL FREE).


Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


       This Proxy Statement and Prospectus is dated December 29, 1997.

                              TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS

                                                                                             PAGE
                                                                                           --------
INTRODUCTION..............................................................................      2
  General ................................................................................      2
  Record Date; Share Information .........................................................      2
  Proxies ................................................................................      3
  Expenses of Solicitation ...............................................................      3
  Vote Required ..........................................................................      4
SYNOPSIS..................................................................................      5
  The Reorganization .....................................................................      5
  Fee Table ..............................................................................      5
  Tax Consequences of the Reorganization .................................................      9
  Comparison of TCW/DW Balanced and Dean Witter Balanced Growth ..........................      9
PRINCIPAL RISK FACTORS....................................................................     11
THE REORGANIZATION........................................................................     12
  The Proposal ...........................................................................     12
  The Board's Consideration ..............................................................     12
  The Reorganization Agreement ...........................................................     13
  Tax Aspects of the Reorganization ......................................................     15
  Description of Shares ..................................................................     16
  Capitalization Table (unaudited) .......................................................     17
  Appraisal Rights .......................................................................     17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS............................     17
  Investment Objectives and Policies .....................................................     17
  Investment Restrictions ................................................................     18
ADDITIONAL INFORMATION ABOUT TCW/DW BALANCED
 AND DEAN WITTER BALANCED GROWTH..........................................................     19
  General ................................................................................     19
  Financial Information ..................................................................     19
  Management .............................................................................     19
  Description of Securities and Shareholder Inquiries ....................................     19
  Dividends, Distributions and Taxes .....................................................     19
  Purchases, Repurchases and Redemptions .................................................     20
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE...............................................     20
FINANCIAL STATEMENTS AND EXPERTS..........................................................     20
LEGAL MATTERS.............................................................................     20
AVAILABLE INFORMATION.....................................................................     20
OTHER BUSINESS............................................................................     21
Exhibit A--Agreement and Plan of Reorganization, dated November 6, 1997, by and between
 TCW/DW Balanced Fund and Dean Witter Balanced Growth Fund................................    A-1

                             TCW/DW BALANCED FUND

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (212) 392-2550
                        PROXY STATEMENT AND PROSPECTUS

                       SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 26, 1998

                                 INTRODUCTION

GENERAL


   This Proxy Statement and Prospectus is being furnished to the shareholders of TCW/DW Balanced Fund ("TCW/DW Balanced"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of TCW/DW Balanced (the "Board") of proxies to be used at the Special Meeting of Shareholders of TCW/DW Balanced to be held at the Career Development Room, 61st Floor, Two World Trade Center, New York, New York 10048 at 10:00 A.M., New York time, on February 26, 1998, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about December 29, 1997.


   At the Meeting, TCW/DW Balanced shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated November 6, 1997 (the "Reorganization Agreement"), between TCW/DW Balanced and Dean Witter Balanced Growth Fund ("Dean Witter Balanced Growth") pursuant to which substantially all of the assets of TCW/DW Balanced will be combined with those of Dean Witter Balanced Growth in exchange for shares of Dean Witter Balanced Growth. As a result of this transaction, Shareholders will become shareholders of Dean Witter Balanced Growth and will receive shares of Dean Witter Balanced Growth equal to the value of their holdings in TCW/DW Balanced on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Dean Witter Balanced Growth that corresponds to the class of shares of TCW/DW Balanced currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of TCW/DW Balanced will receive Class A, Class B, Class C and Class D shares of Dean Witter Balanced Growth, respectively. The shares to be issued by Dean Witter Balanced Growth pursuant to the Reorganization (the "Dean Witter Balanced Growth Shares") will be issued at net asset value without an initial sales charge. Further information relating to Dean Witter Balanced Growth is set forth herein and in Dean Witter Balanced Growth's current Prospectus, dated July 28, 1997 ("Dean Witter Balanced Growth's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

   The information concerning TCW/DW Balanced contained herein has been supplied by TCW/DW Balanced and the information concerning Dean Witter Balanced Growth contained herein has been supplied by Dean Witter Balanced Growth.

RECORD DATE; SHARE INFORMATION

   The Board has fixed the close of business on December 12, 1997 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record

Date, there were 6,642,472.891 shares of TCW/DW Balanced issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

   To the knowledge of the Board, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of TCW/DW Balanced. As of the Record Date, the trustees and officers of TCW/DW Balanced, as a group, owned less than 1% of the outstanding shares of TCW/DW Balanced.

   To the knowledge of Dean Witter Balanced Growth's Board of Trustees, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of Dean Witter Balanced Growth. As of the Record Date, the trustees and officers of Dean Witter Balanced Growth, as a group, owned less than 1% of the outstanding shares of Dean Witter Balanced Growth.


PROXIES

   The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of TCW/DW Balanced at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

   In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of TCW/DW Balanced present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

   All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by TCW/DW Balanced, which expenses are not expected to exceed $148,500. TCW/DW Balanced and Dean Witter Balanced Growth will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of TCW/DW Balanced, and officers and regular employees of Dean Witter InterCapital Inc.

("InterCapital" or the "Investment Manager") and Dean Witter Trust FSB ("DWT"), personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

   DWT, an affiliate of InterCapital, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. TCW/DW Balanced has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by DWT, additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, all of which would be borne by TCW/DW Balanced.

VOTE REQUIRED

   Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the outstanding shares of TCW/DW Balanced represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, TCW/DW Balanced will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

   The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, Dean Witter Balanced Growth's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION


   The Reorganization Agreement provides for the transfer of substantially all the assets of TCW/DW Balanced, subject to stated liabilities, to Dean Witter Balanced Growth in exchange for the Dean Witter Balanced Growth Shares. The aggregate net asset value of the Dean Witter Balanced Growth Shares issued in the exchange will equal the aggregate value of the net assets of TCW/DW Balanced received by Dean Witter Balanced Growth. On or after the closing date scheduled for the Reorganization (the "Closing Date"), TCW/DW Balanced will distribute the Dean Witter Balanced Growth Shares received by TCW/DW Balanced to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of TCW/DW Balanced and TCW/DW Balanced will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Dean Witter Balanced Growth Shares equal in value to such Shareholder's pro rata interest in the net assets of TCW/DW Balanced transferred to Dean Witter Balanced Growth. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Dean Witter Balanced Growth that corresponds to the class of shares of TCW/DW Balanced currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of TCW/DW Balanced will become holders of Class A, Class B, Class C and Class D shares of Dean Witter Balanced Growth, respectively. Shareholders holding their shares in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Dean Witter Balanced Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Dean Witter Balanced Growth Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.


   FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION--THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF TCW/DW BALANCED ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF TCW/DW BALANCED AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

   TCW/DW Balanced and Dean Witter Balanced Growth each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. On July 28, 1997, each of TCW/DW Balanced and Dean Witter Balanced Growth began offering its shares in multiple classes, each with a different combination of sales charges, ongoing fees and other features. The following table illustrates expenses and fees that each class of shares of TCW/DW Balanced incurred during the fund's fiscal year ended September 30, 1997. With respect to Dean Witter Balanced Growth, the table sets forth expenses and fees based on the fund's January 31, 1997 fiscal year end, adjusted, with respect to Class A, Class B and Class D shares of the fund, for the shareholder transaction expenses and 12b-1 fees in effect for such classes as of July 28, 1997. The table also sets forth pro forma fees for the surviving combined fund (Dean Witter Balanced Growth) reflecting what the fee schedule would have been on September 30, 1997, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Transaction Expenses


                                                TCW/DW         DEAN WITTER       PRO FORMA
                                               BALANCED      BALANCED GROWTH      COMBINED
                                             ------------ -------------------  -------------
Maximum Sales Charge Imposed on
 Purchases (as a percentage of offering
 price)
  Class A...................................   5.25%(1)        5.25%(1)          5.25%(1)
  Class B ..................................   none            none              none
  Class C ..................................   none            none              none
  Class D ..................................   none            none              none
Maximum Sales Charge Imposed on
 Reinvested Dividends
  Class A ..................................   none            none              none
  Class B ..................................   none            none              none
  Class C ..................................   none            none              none
  Class D ..................................   none            none              none
Maximum Contingent Deferred Sales
 Charge (as a percentage of the lesser
 of original purchase price or
 redemption proceeds)
  Class A ..................................   none (2)        none (2)          none (2)
  Class B ..................................   5.00%(3)        5.00%(3)          5.00%(3)
  Class C ..................................   1.00%(4)        1.00%(4)          1.00%(4)
  Class D ..................................   none            none              none
Redemption Fees
  Class A ..................................   none            none              none
  Class B ..................................   none            none              none
  Class C ..................................   none            none              none
  Class D ..................................   none            none              none
Exchange Fee
  Class A ..................................   none            none              none
  Class B ..................................   none            none              none
  Class C ..................................   none            none              none
  Class D...................................   none            none              none


------------

(footnotes appear on following page)

Annual Fund Operating Expenses As a Percentage of Average Net Assets

                                       TCW/DW         DEAN WITTER       PRO FORMA
                                      BALANCED      BALANCED GROWTH      COMBINED
                                    ------------ -------------------  -------------
Management and Advisory Fees*
  Class A .........................     0.75%            0.60%            0.60%
  Class B .........................     0.75%            0.60%            0.60%
  Class C .........................     0.75%            0.60%            0.60%
  Class D .........................     0.75%            0.60%            0.60%
12b-1 Fees(5)(6)*
  Class A .........................     0.25%            0.25%            0.25%
  Class B .........................     1.00%            1.00%            1.00%
  Class C .........................     0.99%            1.00%            1.00%
  Class D..........................      none             none             none
Other Expenses*
  Class A .........................     0.34%            0.35%            0.23%
  Class B .........................     0.34%            0.35%            0.23%
  Class C .........................     0.34%            0.35%            0.23%
  Class D..........................     0.34%            0.35%            0.23%
Total Fund Operating Expenses*
  Class A .........................     1.34%            1.20%            1.08%
  Class B .........................     2.09%            1.95%            1.83%
  Class C .........................     2.08%            1.95%            1.83%
  Class D .........................     1.09%            0.95%            0.83%

------------
* With respect to Dean Witter Balanced Growth, the Investment Manager assumed all expenses (except brokerage fees) and waived the compensation provided for in its investment management agreement until February 9, 1996. The fund's "Management Fees," "12b-1 Fees" and "Other Expenses" in the table have been restated to reflect the fees and expenses in effect on January 31, 1997.
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares" in each fund's Prospectus).
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares" in each fund's Prospectus).
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.
(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares--Level Load Alternative--Class C Shares" in each fund's Prospectus). Shares of Dean Witter Balanced Growth held prior to July 28, 1997 that have been designated Class C shares are not subject to the 1.00% CDSC.
(5) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the class are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Purchase of Fund Shares--Plan of Distribution" in each fund's Prospectus).
(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% 12b-1 fee (see "Description of Shares" below and "Purchase of Fund Shares--Alternative Purchase Arrangements" in each fund's Prospectus).

Hypothetical Expenses

   To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $1,000 investment in either TCW/DW Balanced or Dean Witter Balanced Growth or the new combined fund (Dean Witter Balanced Growth), that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above; if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:

                              1 YEAR    3 YEARS   5 YEARS    10 YEARS
                             -------- ---------  --------- ----------
TCW/DW Balanced
 Class A....................    $65       $93       $122       $205
 Class B....................    $71       $95       $132       $242
 Class C....................    $31       $65       $112       $241
 Class D....................    $11       $35       $ 60       $133
Dean Witter Balanced Growth
 Class A ...................    $64       $89       $115       $190
 Class B ...................    $70       $91       $125       $227
 Class C ...................    $30       $61       $105       $227
 Class D....................    $10       $30       $ 53       $117
Pro Forma Combined
 Class A....................    $63       $85       $109       $177
 Class B....................    $69       $88       $119       $215
 Class C....................    $29       $58       $ 99       $215
 Class D....................    $ 8       $26       $ 46       $103

   If such investment was not redeemed, the investor would incur the following expenses:

                              1 YEAR    3 YEARS   5 YEARS    10 YEARS
                             -------- ---------  --------- ----------
TCW/DW Balanced
 Class A....................    $65       $93       $122       $205
 Class B....................    $21       $65       $112       $242
 Class C....................    $21       $65       $112       $241
 Class D....................    $11       $35       $ 60       $133
Dean Witter Balanced Growth
 Class A ...................    $64       $89       $115       $190
 Class B ...................    $20       $61       $105       $227
 Class C ...................    $20       $61       $105       $227
 Class D....................    $10       $30       $ 53       $117
Pro Forma Combined
 Class A....................    $63       $85       $109       $177
 Class B....................    $19       $58       $ 99       $215
 Class C....................    $19       $58       $ 99       $215
 Class D....................    $ 8       $26       $ 46       $103

   The above example should not be considered a representation of past or future expenses or performance. Actual operating expenses may be greater or less than those shown. Long-term shareholders of Class A,

Class B and Class C shares of TCW/DW Balanced and Dean Witter Balanced Growth may pay more in sales charges including distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

TAX CONSEQUENCES OF THE REORGANIZATION

   As a condition to the Reorganization, TCW/DW Balanced will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by TCW/DW Balanced or the shareholders of TCW/DW Balanced for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization--Tax Aspects of the Reorganization" below.

COMPARISON OF TCW/DW BALANCED AND DEAN WITTER BALANCED GROWTH

   INVESTMENT OBJECTIVES AND POLICIES. TCW/DW Balanced and Dean Witter Balanced Growth have similar investment objectives. The investment objective of TCW/DW Balanced is to achieve high total return through a combination of income and capital appreciation. Similarly, the investment objective of Dean Witter Balanced Growth is to achieve capital growth with reasonable current income. Both funds seek to achieve their objective by investing in a diversified portfolio of common stocks and investment grade fixed income securities. TCW/DW Balanced may vary the allocation between common stocks and fixed income securities; however, it is expected that, under normal market conditions, common stocks will represent approximately 60-70% of the fund's total assets. Dean Witter Balanced Growth has a stated policy of investing, under normal market conditions, at least 60% of its total assets in common stocks (which also include securities convertible into common stock). The processes by which each fund selects common stocks differ and are fully described under "Comparison of Investment Objectives, Policies and Restrictions" below. Both funds invest at least 25% of their respective assets in investment grade fixed income securities, such as corporate bonds and notes and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (including, fixed and adjustable rate mortgage and asset backed securities).

   The investment policies of both funds are similar; the principal differences between them are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

   The investment policies of both TCW/DW Balanced and Dean Witter Balanced Growth are not fundamental and may be changed by their respective Boards of Trustees.

   INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. TCW/DW Balanced obtains management services from Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, and investment advisory services from TCW Funds Management, Inc. ("TCW"). As compensation for such services, TCW/DW Balanced pays (i) DWSC a fee at an annual rate of 0.45% of the fund's average daily net assets and (ii) TCW a fee at an annual rate of 0.30% of the fund's average daily net assets. The fee is paid monthly and calculated daily. Dean Witter Balanced Growth obtains investment management services from InterCapital. As compensation for such services, Dean Witter Balanced Growth pays InterCapital monthly compensation calculated daily by applying the annual rate of 0.60% to the fund's average daily net assets. Each class of both funds' shares is subject to the same management and advisory fee rates applicable to the respective fund.

   Both TCW/DW Balanced and Dean Witter Balanced Growth have adopted identical distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of each fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, each fund's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to both funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of Dean Witter Balanced Growth's shares, see the section entitled "Purchase of Fund Shares" in Dean Witter Balanced Growth's Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of TCW/DW Balanced and Dean Witter Balanced Growth are set forth below under "Purchases, Exchanges and Redemptions."

   OTHER SIGNIFICANT FEES. Both TCW/DW Balanced and Dean Witter Balanced Growth pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis--Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

   PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).


   Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below (Class B shares of each fund purchased by certain qualified employer sponsored benefit plans are subject to a reduced CDSC schedule.):



                                       CLASS B SHARES OF TCW/DW BALANCED AND
YEAR SINCE PURCHASE PAYMENT MADE            DEAN WITTER BALANCED GROWTH
-----------------------------------  -----------------------------------------
First ..............................                    5.0%
Second .............................                    4.0%
Third ..............................                    3.0%
Fourth .............................                    2.0%
Fifth ..............................                    2.0%
Sixth ..............................                    1.0%
Seventh and thereafter .............                    none



   Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described in each fund's Prospectus).

   Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

   The CDSC charge is paid to the Distributor. Shares of Dean Witter Balanced Growth and TCW/DW Balanced are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of Dean Witter Balanced Growth's shares, see the section entitled "Purchase of Fund Shares" in Dean Witter Balanced Growth's Prospectus.

   Shares of each class of Dean Witter Balanced Growth may be exchanged for shares of the same class of any other Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Dean Witter Balanced Growth may be exchanged for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and the five Dean Witter Funds that are money market funds (the foregoing nine funds are collectively referred to as the "Dean Witter Balanced Growth Exchange Funds"), without the imposition of an exchange fee. Class A shares of Dean Witter Balanced Growth may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, and Class B shares of Dean Witter Balanced Growth may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., all without the imposition of an exchange fee. Upon consummation of the Reorganization, the foregoing exchange privileges will be applicable to Shareholders.

   Shares of each class of TCW/DW Balanced may be exchanged for shares of the same class of any other TCW/DW Fund that offers its shares in more than one class, without the imposition of an exchange fee. TCW/DW Balanced shares may also be exchanged for shares of TCW/DW North American Government Income Trust or for any of the five Dean Witter Funds that are money market funds (the foregoing six funds are collectively referred to as the "TCW/DW Balanced Exchange Funds"), without the imposition of an exchange fee. With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time a Dean Witter Balanced Growth and TCW/DW Balanced shareholder remains in a Dean Witter Balanced Growth Exchange Fund or a TCW/DW Balanced Exchange Fund, respectively, the holding period (for purposes of determining the CDSC rate) is frozen. Upon consummation of the Reorganization, Shareholders will no longer be able to exchange their shares for shares of a TCW/DW Fund. Both TCW/DW Balanced and Dean Witter Balanced Growth provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Dean Witter Balanced Growth, see the section entitled "Shareholder Services" in Dean Witter Balanced Growth's Prospectus.

   Shareholders of TCW/DW Balanced and Dean Witter Balanced Growth may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both TCW/DW Balanced and Dean Witter Balanced Growth offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. TCW/DW Balanced and Dean Witter Balanced Growth may redeem involuntarily, at net asset value, most accounts valued at less than $100.

   DIVIDENDS. Each fund declares dividends separately for each of its classes and pays quarterly dividends from the anticipated net investment income of the fund. Both funds distribute net short-term and long-term capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.

                            PRINCIPAL RISK FACTORS

   The net asset value of Dean Witter Balanced Growth and TCW/DW Balanced will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted. Dean Witter Balanced Growth may invest at least 25% of its total assets in securities rated BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), although the fund currently does not hold securities with these ratings. TCW/DW Balanced may invest up to 10% of its total assets in securities rated BBB by S&P or Baa by Moody's. Securities with such ratings may be considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of securities with higher ratings. In addition, both funds may invest in mortgage backed securities which are subject to special risks including prepayments or refinancings of the assets underlying such securities, which may have an impact on the dividends paid and the net asset value of the funds' shares. Dividends payable by the funds will also vary in relation to the amounts of dividends earned on common stocks and interest earned on fixed income securities.

   Additionally, TCW/DW Balanced invests in non-dollar denominated foreign securities which entail special risks not applicable to Dean Witter Balanced Growth (which invests only in American Depository Receipts ("ADRs")). Both funds may enter into repurchase agreements, may purchase securities on a when-issued and delayed delivery basis, and, in the case of Dean Witter Balanced Growth only, enter into options and futures transactions for hedging purposes, all of which involve certain special risks. In addition, only TCW/DW Balanced may enter into reverse repurchase agreements and dollar rolls which also involve certain special risks.

   The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objectives and Policies--Risk Considerations" in the Prospectus of TCW/DW Balanced and "Investment Objectives and Policies--Special Risk
Considerations" in Dean Witter Balanced Growth's Prospectus attached hereto and incorporated herein by reference.

                              THE REORGANIZATION

THE PROPOSAL

   The Board of Trustees of TCW/DW Balanced, including the Independent Trustees, having reviewed the financial position of TCW/DW Balanced and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of TCW/DW Balanced and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of TCW/DW Balanced.

THE BOARD'S CONSIDERATION

   TCW has indicated its intent to resign as TCW/DW Balanced's investment adviser. Under these circumstances, InterCapital recommended that it would be in the best interests of Shareholders to combine TCW/DW Balanced with a larger fund, managed by InterCapital, that has similar investment objectives and policies to those of TCW/DW Balanced. At a meeting held on November 6, 1997, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of TCW/DW Balanced and Dean Witter Balanced Growth. The Board also considered other factors, including, but not limited to: the comparative investment performance and past growth in assets of TCW/DW Balanced and Dean Witter Balanced Growth; the compatibility of the investment objectives, policies, restrictions and portfolios of TCW/DW Balanced and Dean Witter Balanced Growth; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by TCW/DW Balanced and Dean Witter Balanced Growth in connection with the Reorganization.

   In recommending the Reorganization to Shareholders, the Board of TCW/DW Balanced considered that the Reorganization would have the following benefits to Shareholders:


   1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" should be lower on a percentage basis than the actual expenses per share of each corresponding class of TCW/DW Balanced. In part, this is because the rate of the investment management and advisory fee payable by the surviving Dean Witter Balanced Growth (0.60% of average daily net assets) is lower than the rate currently paid by TCW/DW Balanced (0.75% of average daily net assets). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of TCW/DW Balanced was higher (for its fiscal year ended September 30, 1997) than the expense ratio for each class of Dean Witter Balanced Growth (for the fiscal year ended January 31, 1997). The Board further noted that the combined fund is expected to have a lower expense ratio than the current ratio of each fund.


   2. Shareholders would have a continued participation in a portfolio balanced with equity and fixed income securities through investment in Dean Witter Balanced Growth, which has similar investment objectives, investment policies and restrictions to those of TCW/DW Balanced.

   3. The Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and no gain or loss will be recognized by TCW/DW Balanced or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

   4. The Board also took into consideration that absent the Reorganization, Dean Witter Balanced Growth will continue to compete for investor funds directly with TCW/DW Balanced. The Reorganization should allow for more concentrated selling efforts to the benefit of both TCW/DW Balanced and Dean Witter Balanced Growth shareholders and avoid the inefficiencies associated with the operation and distribution of two substantially similar funds.

   The Board of Trustees of Dean Witter Balanced Growth, including a majority of the Independent Trustees of Dean Witter Balanced Growth, also have determined that the Reorganization is in the best interests of Dean Witter Balanced Growth and its shareholders and that the interests of existing shareholders of Dean Witter Balanced Growth will not be diluted as a result thereof. The transaction will enable Dean Witter Balanced Growth to acquire investment securities which are consistent with Dean Witter Balanced Growth's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Furthermore, the addition of assets to Dean Witter Balanced Growth's portfolio may result in some of the economies of scale described above.

THE REORGANIZATION AGREEMENT

   The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

   The Reorganization Agreement provides that (i) TCW/DW Balanced will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by TCW/DW Balanced as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Dean Witter Balanced Growth on the Closing Date in exchange for the assumption by Dean Witter Balanced Growth of stated liabilities of TCW/DW Balanced, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of TCW/DW Balanced prepared by the Treasurer of TCW/DW

Balanced as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of Dean Witter Balanced Growth Shares; (ii) such Dean Witter Balanced Growth Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) TCW/DW Balanced would be dissolved; and (iv) the outstanding shares of TCW/DW Balanced would be canceled.

   The number of Dean Witter Balanced Growth Shares to be delivered to TCW/DW Balanced will be determined by dividing the aggregate net asset value of each class of shares of TCW/DW Balanced acquired by Dean Witter Balanced Growth by the net asset value per share of the corresponding class of shares of Dean Witter Balanced Growth; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as TCW/DW Balanced and Dean Witter Balanced Growth may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of TCW/DW Balanced had an aggregate net asset value (not including any Cash Reserve of TCW/DW Balanced) of $100,000. If the net asset value per Class B share of Dean Witter Balanced Growth were $10 per share at the close of business on the Valuation Date, the number of Class B shares to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Dean Witter Balanced Growth would be distributed to the former Class B shareholders of TCW/DW Balanced. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

   On the Closing Date or as soon as practicable thereafter, TCW/DW Balanced will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Dean Witter Balanced Growth Shares it receives. Each Shareholder will receive the class of shares of Dean Witter Balanced Growth that corresponds to the class of shares of TCW/DW Balanced currently held by that Shareholder. Accordingly, the Dean Witter Balanced Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Dean Witter Balanced Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of TCW/DW Balanced, respectively. Dean Witter Balanced Growth will cause its transfer agent to credit and confirm an appropriate number of Dean Witter Balanced Growth Shares to each Shareholder. Certificates for Dean Witter Balanced Growth Shares will be issued upon written request of a Shareholder but only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Dean Witter Balanced Growth. Shareholders who wish to receive certificates representing their Dean Witter Balanced Growth Shares must, after receipt of their confirmations, make a written request to Dean Witter Balanced Growth's transfer agent, Dean Witter Trust Company, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Dean Witter Balanced Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Dean Witter Balanced Growth Shares received until the old certificates have been surrendered.

   The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by TCW/DW Balanced or Dean Witter Balanced Growth. The Reorganization Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting which would detrimentally affect the value of the shares of Dean Witter Balanced Growth to be distributed. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by TCW/DW Balanced, which expenses are not expected to exceed $148,500. TCW/DW Balanced and Dean Witter Balanced Growth will bear all of their respective other expenses associated with the Reorganization.

   The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of TCW/DW Balanced and Dean Witter Balanced Growth. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by April 30, 1998, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

   Under the Reorganization Agreement, within one year after the Closing Date, TCW/DW Balanced shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former shareholders of TCW/DW Balanced that received Dean Witter Balanced Growth Shares. TCW/DW Balanced shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Dean Witter Balanced Growth to Shareholders of record of TCW/DW Balanced.

   The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of TCW/DW Balanced (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Dean Witter Balanced Growth Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if TCW/DW Balanced recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

   Shareholders will continue to be able to redeem their shares of TCW/DW Balanced at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by TCW/DW Balanced thereafter will be treated as requests for redemption of shares of Dean Witter Balanced Growth.

TAX ASPECTS OF THE REORGANIZATION

   At least one but not more than 20 business days prior to the Valuation Date, TCW/DW Balanced will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of TCW/DW Balanced's investment company taxable income for all periods since the inception of TCW/DW Balanced through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of TCW/DW Balanced's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).


   The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). TCW/DW Balanced and Dean Witter Balanced Growth have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of Dean Witter Balanced Growth Shares received in the transaction that would reduce Shareholders' ownership of Dean Witter Balanced Growth Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding TCW/DW Balanced shares as of the same date. TCW/DW Balanced and Dean Witter Balanced Growth have each further represented that, as of the Closing Date, TCW/DW Balanced and Dean Witter Balanced Growth will qualify as regulated investment companies.


   As a condition to the Reorganization, TCW/DW Balanced and Dean Witter Balanced Growth will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by TCW/DW Balanced and Dean Witter Balanced Growth:

   1. The transfer of substantially all of TCW/DW Balanced's assets in exchange for the Dean Witter Balanced Growth Shares and the assumption by Dean Witter Balanced Growth of certain stated liabilities of TCW/DW Balanced followed by the distribution by TCW/DW Balanced of the Dean Witter Balanced Growth Shares to Shareholders in exchange for their TCW/DW Balanced shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and TCW/DW Balanced and Dean Witter Balanced Growth will each be a "party to a reorganization" within the meaning of Section 368 (b) of the Code;


   2. No gain or loss will be recognized by Dean Witter Balanced Growth upon the receipt of the assets of TCW/DW Balanced solely in exchange for the Dean Witter Balanced Growth Shares and the assumption by Dean Witter Balanced Growth of the stated liabilities of TCW/DW Balanced;

   3. No gain or loss will be recognized by TCW/DW Balanced upon the transfer of the assets of TCW/DW Balanced to Dean Witter Balanced Growth in exchange for the Dean Witter Balanced Growth Shares and the assumption by Dean Witter Balanced Growth of the stated liabilities or upon the distribution of Dean Witter Balanced Growth Shares to Shareholders in exchange for their TCW/DW Balanced shares;

   4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of TCW/DW Balanced for the Dean Witter Balanced Growth Shares;

   5. The aggregate tax basis for the Dean Witter Balanced Growth Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in TCW/DW Balanced held by each such Shareholder immediately prior to the Reorganization;

   6. The holding period of the Dean Witter Balanced Growth Shares to be received by each Shareholder will include the period during which the shares in TCW/DW Balanced surrendered in exchange therefor were held (provided such shares in TCW/DW Balanced were held as capital assets on the date of the Reorganization);

   7. The tax basis of the assets of TCW/DW Balanced acquired by Dean Witter Balanced Growth will be the same as the tax basis of such assets to TCW/DW Balanced immediately prior to the Reorganization; and

   8. The holding period of the assets of TCW/DW Balanced in the hands of Dean Witter Balanced Growth will include the period during which those assets were held by TCW/DW Balanced.

   SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

   Dean Witter Balanced Growth shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Dean Witter Balanced Growth and transferable without restrictions and will have no preemptive rights. Class B shares of Dean Witter Balanced Growth, like Class B shares of TCW/DW Balanced, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

   The following table sets forth the capitalization of Dean Witter Balanced Growth and TCW/DW Balanced as of January 31, 1997 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                             NET ASSET
                                                 SHARES        VALUE
                                NET ASSETS     OUTSTANDING   PER SHARE
                              -------------- -------------  -----------
TCW/DW Balanced .............  $ 95,392,759     7,733,975      $12.33
Dean Witter Balanced Growth    $119,415,987     9,179,945      $13.01
Combined Fund (pro forma)  ..  $214,808,746    16,512,209      $13.01

APPRAISAL RIGHTS

   Shareholders will have no appraisal rights in connection with the Reorganization.

          COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

   TCW/DW Balanced and Dean Witter Balanced Growth have substantially similar investment objectives. The investment objective of TCW/DW Balanced is to achieve high total return through a combination of income and capital appreciation. Similarly, the investment objective of Dean Witter Balanced Growth is to achieve capital growth with reasonable current income. Both funds seek to achieve their objective by investing in a diversified portfolio of common stocks and investment grade fixed income securities. TCW/DW Balanced may vary the allocation between common stocks and fixed income securities; however, it is expected that, under normal market circumstances, common stocks will represent approximately 60-70% of the fund's total assets. Common stocks for TCW/DW Balanced's portfolio are selected pursuant to a "top down" investment process ranging from the overall economic outlook, to the development of industry/sector preferences, and, lastly, to specific stock selections. At least 95% of the issuers in whose common stock TCW/DW Balanced invests will have minimum market capitalizations at the time of purchase in excess of $1 billion. Dean Witter Balanced Growth has a stated policy of investing at least 60% of its total assets in common stocks or securities convertible into common stocks, which stocks have a record of paying dividends and, in the opinion of InterCapital, have the potential for increasing dividends.

   Both funds invest at least 25% of their respective assets in investment grade fixed income securities, such as corporate bonds and notes and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities (including fixed and adjustable rate mortgage and asset backed securities). Additionally, TCW/DW Balanced, under normal circumstances, may invest up to 10% of its fixed income portfolio in securities rated BBB by S&P or Baa by Moody's. Dean Witter Balanced Growth may invest at least 25% of its total assets in securities with such ratings, although the fund currently does not hold any securities with these ratings. TCW/DW Balanced also may invest up to 5% of its net assets in collateralized mortgage obligations; whereas, Dean Witter Balanced Growth does not invest in collateralized mortgage obligations.

   TCW/DW Balanced invests up to 25% of its total assets in foreign securities; whereas Dean Witter Balanced Growth is not authorized to invest in foreign securities other than in the form of ADRs. TCW/DW Balanced also enters into forward foreign currency exchange contracts in connection with its foreign securities investments as a hedge against fluctuations in future foreign exchange rates; whereas, Dean Witter Balanced Growth is not authorized to enter into such transactions.

   Although TCW/DW Balanced is authorized to engage in futures and options transactions, the fund does not do so. Dean Witter Balanced Growth may purchase and sell (write) options on debt and equity securities which are listed on exchanges or are written in over-the-counter transactions. Additionally, Dean Witter Balanced Growth may invest up to 5% of its total assets in the purchase of put and call options in securities and stock indexes. Put options may be purchased on securities which Dean Witter Balanced Growth holds (or has the right to acquire) or to close out a written put position. The fund may also write covered options on portfolio securities not exceeding in the aggregate 5% of the fund's total assets. In addition, Dean Witter Balanced Growth may purchase and sell interest rate and stock index futures contracts that are traded on U.S. commodities exchanges for hedging purposes. The fund also may purchase and sell options on eligible futures contracts for hedging purposes or to close out an opposite position.

   Both Dean Witter Balanced Growth and TCW/DW Balanced may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase or sell securities on a forward commitment basis and (iii) purchase securities on a "when, as and if issued" basis. However, only TCW/DW Balanced is authorized to enter into reverse repurchase agreements and dollar rolls (up to 5% of its total assets). Both funds may enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements. TCW/DW Balanced may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are otherwise not readily marketable; whereas, Dean Witter Balanced Growth has a 10% limit respecting investments in such securities.

   Both Dean Witter Balanced Growth and TCW/DW Balanced may invest part or all of their respective assets in money market instruments to maintain temporarily a "defensive" posture when, in the opinion of the funds' respective investment advisers, it is advisable to do so because of market conditions.

   The investment policies of both TCW/DW Balanced and Dean Witter Balanced Growth are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Investment Objective and Policies" in each fund's Prospectus and "Investment Practices and Policies" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

   The investment restrictions adopted by TCW/DW Balanced and Dean Witter Balanced Growth as fundamental policies are substantially similar and are summarized under the caption "Investment Restrictions" in their respective Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Dean Witter Balanced Growth has a fundamental restriction that it may not, as to 100% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities), whereas TCW/DW Balanced is subject to a similar fundamental limitation with respect to 75% of its total assets; (b) Dean Witter Balanced Growth has a fundamental restriction that it may not, as to 100% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, whereas TCW/DW Balanced is subject to a similar fundamental limitation with respect to 75% of its total assets; (c) both funds are prohibited from lending money or securities except by the purchase of portfolio securities in which the funds may invest consistent with their investment objectives and policies; however, TCW/DW Balanced carves out an additional exception for lending its portfolio securities; (d) both funds are prohibited from borrowing money except from a bank for temporary or emergency purposes in amounts not exceeding 5% of their respective total assets; however, TCW/DW Balanced carves out an additional exception for reverse repurchase agreements and dollar rolls; (e) both funds are prohibited from issuing senior securities as defined in the 1940 Act; however, TCW/DW Balanced carves out an exception for lending portfolio securities; and (f) Dean Witter Balanced Growth has a fundamental restriction that it may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, whereas TCW/DW Balanced is subject to a similar non-fundamental policy and carves out an additional exception for purchases of shares of closed-end investment companies under certain circumstances.

   In addition, Dean Witter Balanced Growth has a fundamental restriction that it may not invest in securities of any issuer if, in the exercise of reasonable diligence, the fund has determined that any officer or trustee of the fund or of the fund's investment manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer. TCW/DW Balanced has no such limitation.

   Finally, as a matter of non-fundamental policy, Dean Witter Balanced Growth may not invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange. TCW/DW Balanced has no such limitation.

                 ADDITIONAL INFORMATION ABOUT TCW/DW BALANCED
                       AND DEAN WITTER BALANCED GROWTH

GENERAL

   For a discussion of the organization and operation of Dean Witter Balanced Growth and TCW/DW Balanced, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.

FINANCIAL INFORMATION

   For certain financial information about Dean Witter Balanced Growth and TCW/DW Balanced, see "Financial Highlights" and "Performance Information" in their respective Prospectuses.

MANAGEMENT

   For information about the respective Board of Trustees, investment adviser and/or investment manager and the Distributor of Dean Witter Balanced Growth and TCW/DW Balanced, see "The Fund and its Management" and "Investment Objective and Policies" in, and on the back cover of, their respective Prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

   For a description of the nature and most significant attributes of shares of TCW/DW Balanced and Dean Witter Balanced Growth, and information regarding shareholder inquiries, see "Additional Information" in their respective Prospectuses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

   For a discussion of Dean Witter Balanced Growth's and TCW/DW Balanced's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis--Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS


   For a discussion of how Dean Witter Balanced Growth's and TCW/DW Balanced's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares," "Shareholder Services" and "Redemptions and Repurchases" in their respective Prospectuses.


                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

   For a discussion of Dean Witter Balanced Growth's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended January 31, 1997 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of TCW/DW Balanced, see its Annual Report for its fiscal year ended September 30, 1997 previously sent to Shareholders accompanying the mailing of this Proxy Statement and Prospectus.

                       FINANCIAL STATEMENTS AND EXPERTS

   The financial statements of Dean Witter Balanced Growth, for the year ended January 31, 1997, and TCW/DW Balanced, for the year ended September 30, 1997 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part have been audited by Price Waterhouse LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of Price Waterhouse LLP as experts in accounting and auditing.

                                LEGAL MATTERS

   Certain legal matters concerning the issuance of shares of Dean Witter Balanced Growth will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.

                            AVAILABLE INFORMATION

   Additional information about TCW/DW Balanced and Dean Witter Balanced Growth is available, as applicable, in the following documents which are incorporated herein by reference: (i) Dean Witter Balanced Growth's Prospectus dated July 28, 1997, accompanying this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 4 to Dean Witter Balanced Growth's Registration Statement on Form N-1A (File Nos. 33-56853; 811-7245); (ii) Dean Witter Balanced Growth's Annual Report for its fiscal year ended January 31, 1997 and its unaudited Semi-Annual Report for the six months ended July 31, 1997, accompanying this Proxy Statement and Prospectus; (iii) TCW/DW Balanced's Prospectus dated November 17, 1997, which Prospectus forms a part of Post-Effective Amendment No. 6 to Balanced's Registration Statement on Form N-1A (File Nos. 33-59188; 811-7558); and (iv) TCW/DW Balanced's Annual Report for the fiscal year ended September 30, 1997. The foregoing documents may be obtained without charge by calling (212) 293-2550 or (800) 526-3143.

   TCW/DW Balanced and Dean Witter Balanced Growth are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about TCW/DW Balanced and Dean Witter Balanced Growth which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                OTHER BUSINESS

   Management of TCW/DW Balanced knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


                                         By Order of the Board of Trustees


                                         BARRY FINK,
                                         Secretary
                                         December 29, 1997

                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 6th day of November 1997, by and between DEAN WITTER BALANCED GROWTH FUND, a Massachusetts business trust ("Dean Witter Balanced Growth") and TCW/DW BALANCED FUND, a Massachusetts business trust ("TCW/DW Balanced").

   This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Dean Witter Balanced Growth of substantially all of the assets of TCW/DW Balanced in exchange for the assumption by Dean Witter Balanced Growth of all stated liabilities of TCW/DW Balanced and the issuance by Dean Witter Balanced Growth of shares of beneficial interest, par value $0.01 per share (the "Dean Witter Balanced Growth Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of TCW/DW Balanced in liquidation of TCW/DW Balanced as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF TCW/DW BALANCED

   1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, TCW/DW Balanced agrees to assign, deliver and otherwise transfer the TCW/DW Balanced Assets (as defined in paragraph 1.2) to Dean Witter Balanced Growth and Dean Witter Balanced Growth agrees in exchange therefor to assume all of TCW/DW Balanced's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to TCW/DW Balanced the number of Dean Witter Balanced Growth Shares, including fractional Dean Witter Balanced Growth Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

   1.2 (a) The "TCW/DW Balanced Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by TCW/DW Balanced, and any deferred or prepaid expenses shown as an asset on TCW/DW Balanced's books on the Valuation Date.

   (b) On or prior to the Valuation Date, TCW/DW Balanced will provide Dean Witter Balanced Growth with a list of all of TCW/DW Balanced's assets to be assigned, delivered and otherwise transferred to Dean Witter Balanced Growth and of the stated liabilities to be assumed by Dean Witter Balanced Growth pursuant to this Agreement. TCW/DW Balanced reserves the right to sell any of the securities on such list but will not, without the prior approval of Dean Witter Balanced Growth, acquire any additional securities other than securities of the type in which Dean Witter Balanced Growth is permitted to invest and in amounts agreed to in writing by Dean Witter Balanced Growth. Dean Witter Balanced Growth will, within a reasonable time prior to the Valuation Date, furnish TCW/DW Balanced with a statement of Dean Witter Balanced Growth's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Dean Witter Balanced Growth's investment objective, policies and restrictions. In the event that TCW/DW Balanced holds any investments that Dean Witter Balanced Growth is not permitted to hold, TCW/DW Balanced will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of TCW/DW Balanced and Dean Witter

Balanced Growth, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Dean Witter Balanced Growth with respect to such investments, TCW/DW Balanced if requested by Dean Witter Balanced Growth will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

   1.3 (a) TCW/DW Balanced will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Dean Witter Balanced Growth will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of TCW/DW Balanced prepared by the Treasurer of TCW/DW Balanced as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

   (b) On the Valuation Date, TCW/DW Balanced may establish a cash reserve, which shall not exceed 5% of TCW/DW Balanced's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by TCW/DW Balanced and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

   1.4 In order for TCW/DW Balanced to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, TCW/DW Balanced will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

   1.5 On the Closing Date or as soon as practicable thereafter, TCW/DW Balanced will distribute Dean Witter Balanced Growth Shares received by TCW/DW Balanced pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Balanced Shareholders"). Each TCW/DW Balanced Shareholder will receive the class of shares of Dean Witter Balanced Growth that corresponds to the class of shares of TCW/DW Balanced currently held by that TCW/DW Balanced Shareholder. Accordingly, the Dean Witter Balanced Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Dean Witter Balanced Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of TCW/DW Balanced, respectively. Such distribution will be accomplished by an instruction, signed by TCW/DW Balanced's Secretary, to transfer Dean Witter Balanced Growth Shares then credited to TCW/DW Balanced's account on the books of Dean Witter Balanced Growth to open accounts on the books of Dean Witter Balanced Growth in the names of the TCW/DW Balanced Shareholders and representing the respective pro rata number of Dean Witter Balanced Growth Shares due such TCW/DW Balanced Shareholders. All issued and outstanding shares of TCW/DW Balanced simultaneously will be canceled on TCW/DW Balanced's books; however, share certificates representing interests in TCW/DW Balanced will represent a number of Dean Witter Balanced Growth Shares after the Closing Date as determined in accordance with paragraph 2.3. Dean Witter Balanced Growth will issue certificates representing Dean Witter Balanced Growth Shares in connection with such exchange only upon the written request of a TCW/DW Balanced Shareholder.

   1.6 Ownership of Dean Witter Balanced Growth Shares will be shown on the books of Dean Witter Balanced Growth's transfer agent. Dean Witter Balanced Growth Shares will be issued in the manner described in Dean Witter Balanced Growth's current Prospectus and Statement of Additional Information.

   1.7 Any transfer taxes payable upon issuance of Dean Witter Balanced Growth Shares in a name other than the registered holder of Dean Witter Balanced Growth Shares on TCW/DW Balanced's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Dean Witter Balanced Growth Shares are to be issued and transferred.

    1.8 Any reporting responsibility of TCW/DW Balanced is and shall remain the responsibility of TCW/DW Balanced up to and including the date on which TCW/DW Balanced is dissolved and deregistered pursuant to paragraph 1.9.

   1.9 Within one year after the Closing Date, TCW/DW Balanced shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of TCW/DW Balanced as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). TCW/DW Balanced shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

   1.10 Copies of all books and records maintained on behalf of TCW/DW Balanced in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Dean Witter Balanced Growth or their designee and Dean Witter Balanced Growth or its designee shall comply with applicable record retention requirements to which TCW/DW Balanced is subject under the 1940 Act.

2. VALUATION

   2.1 The value of the TCW/DW Balanced Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of TCW/DW Balanced of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Dean Witter Balanced Growth's then current Prospectus and Statement of Additional Information.

   2.2 The net asset value of a Dean Witter Balanced Growth Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Dean Witter Balanced Growth's then current Prospectus and Statement of Additional Information.

   2.3 The number of Dean Witter Balanced Growth Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of TCW/DW Balanced shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Dean Witter Balanced Growth (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of TCW/DW Balanced shall not include the amount of the Cash Reserve.

   2.4 All computations of value shall be made by Dean Witter Services Company Inc. ("Services") in accordance with its regular practice in pricing Dean Witter Balanced Growth. Dean Witter Balanced Growth shall cause Services to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

   3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

   3.2 Portfolio securities held by TCW/DW Balanced and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Dean Witter Balanced Growth, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by TCW/DW Balanced to the Custodian for the account of Dean Witter Balanced Growth on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Dean Witter Balanced Growth Fund."

   3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Dean Witter Balanced Growth and TCW/DW Balanced, accurate appraisal of the value of the net assets of Dean Witter Balanced Growth or the TCW/DW Balanced Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

   3.4 If requested, TCW/DW Balanced shall deliver to Dean Witter Balanced Growth or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the TCW/DW Balanced Shareholders and the number and percentage ownership of outstanding TCW/DW Balanced shares owned by each such TCW/DW Balanced Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the TCW/DW Balanced Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Dean Witter Balanced Growth shall issue and deliver to such Secretary a confirmation evidencing delivery of Dean Witter Balanced Growth Shares to be credited on the Closing Date to TCW/DW Balanced or provide evidence satisfactory to TCW/DW Balanced that such Dean Witter Balanced Growth Shares have been credited to TCW/DW Balanced's account on the books of Dean Witter Balanced Growth. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF DEAN WITTER BALANCED GROWTH AND TCW/DW BALANCED

   4.1 Except as otherwise expressly provided herein with respect to TCW/DW Balanced, Dean Witter Balanced Growth and TCW/DW Balanced each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

   4.2 Dean Witter Balanced Growth will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Dean Witter Balanced Growth Shares ("Registration Statement"). TCW/DW Balanced will provide Dean Witter Balanced Growth with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Balanced will further provide Dean Witter Balanced Growth with such other information and documents relating to Dean Witter Balanced Growth as are reasonably necessary for the preparation of the Registration Statement.

   4.3 TCW/DW Balanced will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. TCW/DW

Balanced will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Dean Witter Balanced Growth will furnish TCW/DW Balanced with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Dean Witter Balanced Growth as is reasonably necessary for the preparation of the Proxy Materials.

   4.4 TCW/DW Balanced will assist Dean Witter Balanced Growth in obtaining such information as Dean Witter Balanced Growth reasonably requests concerning the beneficial ownership of TCW/DW Balanced shares.

   4.5 Subject to the provisions of this Agreement, Dean Witter Balanced Growth and TCW/DW Balanced will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   4.6 TCW/DW Balanced shall furnish or cause to be furnished to Dean Witter Balanced Growth within 30 days after the Closing Date a statement of TCW/DW Balanced's assets and liabilities as of the Closing Date, which statement shall be certified by TCW/DW Balanced's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, TCW/DW Balanced shall furnish Dean Witter Balanced Growth, in such form as is reasonably satisfactory to Dean Witter Balanced Growth, a statement certified by TCW/DW Balanced's Treasurer of TCW/DW Balanced's earnings and profits for Federal income tax purposes that will be carried over to Dean Witter Balanced Growth pursuant to Section 381 of the Code.

   4.7 As soon after the Closing Date as is reasonably practicable, TCW/DW Balanced (a) shall prepare and file all Federal and other tax returns and reports of TCW/DW Balanced required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and
(b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

   4.8 Dean Witter Balanced Growth agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

   5.1 Dean Witter Balanced Growth represents and warrants to TCW/DW Balanced as follows:

     (a) Dean Witter Balanced Growth is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Dean Witter Balanced Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Dean Witter Balanced Growth have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Dean Witter Balanced Growth are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Dean Witter Balanced Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

      (d) The current Prospectus and Statement of Additional Information of Dean Witter Balanced Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Dean Witter Balanced Growth is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Dean Witter Balanced Growth's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Dean Witter Balanced Growth is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Dean Witter Balanced Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Dean Witter Balanced Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of January 31, 1997, and for the year then ended, of Dean Witter Balanced Growth certified by Price Waterhouse LLP (copies of which have been furnished to TCW/DW Balanced), fairly present, in all materials respects, Dean Witter Balanced Growth's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Dean Witter Balanced Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Dean Witter Balanced Growth Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Dean Witter Balanced Growth's current Prospectus incorporated by reference in the Registration Statement. Dean Witter Balanced Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Dean Witter Balanced Growth, and this Agreement constitutes a valid and binding obligation of Dean Witter Balanced Growth enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Dean Witter Balanced Growth's performance of this Agreement;

     (j) Dean Witter Balanced Growth Shares to be issued and delivered to TCW/DW Balanced, for the account of the TCW/DW Balanced Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Dean Witter Balanced Growth Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Dean Witter Balanced Growth's current Prospectus incorporated by reference in the Registration Statement;

      (k) All material Federal and other tax returns and reports of Dean Witter Balanced Growth required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Dean Witter Balanced Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Dean Witter Balanced Growth has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Dean Witter Balanced Growth to continue to meet the requirements of Subchapter M of the Code;

     (m) Since January 31, 1997 there has been no change by Dean Witter Balanced Growth in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Dean Witter Balanced Growth for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Dean Witter Balanced Growth) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

   5.2 TCW/DW Balanced represents and warrants to Dean Witter Balanced Growth as follows:

     (a) TCW/DW Balanced is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) TCW/DW Balanced is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of TCW/DW Balanced have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of TCW/DW Balanced are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and TCW/DW Balanced is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of TCW/DW Balanced conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (e) TCW/DW Balanced is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Balanced's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which TCW/DW Balanced is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against TCW/DW Balanced or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and TCW/DW Balanced knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of TCW/DW Balanced as of September 30, 1997 and for the year then ended, certified by Price Waterhouse LLP (copies of which have been or will be furnished to Dean Witter Balanced Growth) fairly present, in all material respects, TCW/DW Balanced's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of TCW/DW Balanced (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) TCW/DW Balanced has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of TCW/DW Balanced are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in TCW/DW Balanced's current Prospectus incorporated by reference in the Registration Statement. TCW/DW Balanced does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Dean Witter Balanced Growth pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of TCW/DW Balanced, and subject to the approval of TCW/DW Balanced's shareholders, this Agreement constitutes a valid and binding obligation of TCW/DW Balanced, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with TCW/DW Balanced's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of TCW/DW Balanced required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of TCW/DW Balanced's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, TCW/DW Balanced has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of TCW/DW Balanced to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, TCW/DW Balanced will have good and valid title to the TCW/DW Balanced Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by TCW/DW Balanced which have not settled prior to the Closing
    Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Dean Witter Balanced Growth will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of TCW/DW Balanced's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Dean Witter Balanced Growth Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by TCW/DW Balanced for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) TCW/DW Balanced will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) TCW/DW Balanced has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) TCW/DW Balanced is not acquiring Dean Witter Balanced Growth Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TCW/DW BALANCED

   The obligations of TCW/DW Balanced to consummate the transactions provided for herein shall be subject, at its election, to the performance by Dean Witter Balanced Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   6.1 All representations and warranties of Dean Witter Balanced Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   6.2 Dean Witter Balanced Growth shall have delivered to TCW/DW Balanced a certificate of its President and Treasurer, in a form reasonably satisfactory to TCW/DW Balanced and dated as of the Closing Date, to the effect that the representations and warranties of Dean Witter Balanced Growth made in this

Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as TCW/DW Balanced shall reasonably request;

   6.3 TCW/DW Balanced shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Dean Witter Balanced Growth, dated as of the Closing Date, to the effect that:

     (a) Dean Witter Balanced Growth is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Dean Witter Balanced Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Dean Witter Balanced Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by TCW/DW Balanced, is a valid and binding obligation of Dean Witter Balanced Growth enforceable against Dean Witter Balanced Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Dean Witter Balanced Growth Shares to be issued to TCW/DW Balanced Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Additional Information" in Dean Witter Balanced Growth's Prospectus), and no shareholder of Dean Witter Balanced Growth has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Dean Witter Balanced Growth's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Dean Witter Balanced Growth of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

   6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees payable pursuant to Dean Witter Balanced Growth's 12b-1 plan of distribution from those described in Dean Witter Balanced Growth's Prospectus and Statement of Additional Information dated July 28, 1997.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF DEAN WITTER BALANCED GROWTH

   The obligations of Dean Witter Balanced Growth to complete the transactions provided for herein shall be subject, at its election, to the performance by TCW/DW Balanced of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1 All representations and warranties of TCW/DW Balanced contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   7.2 TCW/DW Balanced shall have delivered to Dean Witter Balanced Growth at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Dean Witter Balanced Growth and dated as of the Closing Date, to the effect that the representations and warranties of TCW/DW Balanced made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Dean Witter Balanced Growth shall reasonably request;

   7.3 TCW/DW Balanced shall have delivered to Dean Witter Balanced Growth a statement of the TCW/DW Balanced Assets and its liabilities, together with a list of TCW/DW Balanced's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of TCW/DW Balanced;

   7.4 TCW/DW Balanced shall have delivered to Dean Witter Balanced Growth within three business days after the Closing a letter from Price Waterhouse LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of TCW/DW Balanced for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of TCW/DW Balanced for the periods covered thereby,
(b) for the period from September 30, 1997 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all materials respects for the satisfaction of all Federal, state and local tax liabilities for the period from September 30, 1997 to and including the Closing Date and
(c) based on such limited reviews, nothing came to their attention that caused them to believe that TCW/DW Balanced would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

   7.5 Dean Witter Balanced Growth shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to TCW/DW Balanced, dated as of the Closing Date to the effect that:

     (a) TCW/DW Balanced is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) TCW/DW Balanced is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by TCW/DW Balanced and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Dean Witter Balanced Growth, is a valid and binding obligation of TCW/DW Balanced enforceable against TCW/DW Balanced in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate TCW/DW Balanced's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by TCW/DW Balanced of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

   7.6 On the Closing Date, the TCW/DW Balanced Assets shall include no assets that Dean Witter Balanced Growth, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

 8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF DEAN WITTER BALANCED GROWTH AND TCW/DW BALANCED

   The obligations of TCW/DW Balanced and Dean Witter Balanced Growth hereunder are each subject to the further conditions that on or before the Closing Date:

   8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of TCW/DW Balanced in accordance with the provisions of TCW/DW Balanced's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Dean Witter Balanced Growth;

   8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Dean Witter Balanced Growth or TCW/DW Balanced to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Dean Witter Balanced Growth or TCW/DW Balanced;

   8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

   8.5 TCW/DW Balanced shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the TCW/DW Balanced Shareholders all of Balanced's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

   8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to Dean Witter Balanced Growth and TCW/DW Balanced, which opinion may be relied upon by the shareholders of TCW/DW Balanced, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of substantially all of TCW/DW Balanced's assets in exchange for Dean Witter Balanced Growth Shares and the assumption by Dean Witter Balanced Growth of certain stated liabilities of TCW/DW Balanced followed by the distribution by TCW/DW Balanced of Dean Witter Balanced Growth Shares to the TCW/DW Balanced Shareholders in exchange for their TCW/DW Balanced shares will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and TCW/DW Balanced and Dean Witter Balanced Growth will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Dean Witter Balanced Growth upon the receipt of the assets of TCW/DW Balanced solely in exchange for Dean Witter Balanced Growth Shares and the assumption by Dean Witter Balanced Growth of the stated liabilities of TCW/DW Balanced;

      (c) No gain or loss will be recognized by TCW/DW Balanced upon the transfer of the assets of TCW/DW Balanced to Dean Witter Balanced Growth in exchange for Dean Witter Balanced Growth Shares and the assumption by Dean Witter Balanced Growth of the stated liabilities or upon the distribution of Dean Witter Balanced Growth Shares to the TCW/DW Balanced Shareholders in exchange for their TCW/DW Balanced shares;

     (d) No gain or loss will be recognized by the TCW/DW Balanced Shareholders upon the exchange of the TCW/DW Balanced shares for Dean Witter Balanced Growth Shares;

     (e) The aggregate tax basis for Dean Witter Balanced Growth Shares received by each TCW/DW Balanced Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the TCW/DW Balanced Shares held by each such TCW/DW Balanced Shareholder immediately prior to the Reorganization;

     (f) The holding period of Dean Witter Balanced Growth Shares to be received by each TCW/DW Balanced Shareholder will include the period during which the TCW/DW Balanced Shares surrendered in exchange therefor were held (provided such TCW/DW Balanced Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of TCW/DW Balanced acquired by Dean Witter Balanced Growth will be the same as the tax basis of such assets to TCW/DW Balanced immediately prior to the Reorganization; and

     (h) The holding period of the assets of TCW/DW Balanced in the hands of Dean Witter Balanced Growth will include the period during which those assets were held by TCW/DW Balanced.

   Notwithstanding anything herein to the contrary, neither Dean Witter Balanced Growth nor TCW/DW Balanced may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

   9.1 (a) Dean Witter Balanced Growth shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. TCW/DW Balanced shall bear its expenses in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

   (b) In the event the transactions contemplated herein are not consummated by reason of TCW/DW Balanced being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to TCW/DW Balanced's obligations specified in this Agreement), TCW/DW Balanced's only obligation hereunder shall be to reimburse Dean Witter Balanced Growth for all reasonable out-of-pocket fees and expenses incurred by Dean Witter Balanced Growth in connection with those transactions.

   (c) In the event the transactions contemplated herein are not consummated by reason of Dean Witter Balanced Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Dean Witter Balanced Growth's obligations specified in this Agreement), Dean Witter Balanced Growth's only obligation hereunder shall be to reimburse TCW/DW Balanced for all reasonable out-of-pocket fees and expenses incurred by TCW/DW Balanced in connection with those transactions.

 10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1 This Agreement constitutes the entire agreement between the parties.

   10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of TCW/DW Balanced hereunder shall not survive the dissolution and complete liquidation of TCW/DW Balanced in accordance with Section 1.9.

11. TERMINATION

   11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of TCW/DW Balanced and Dean Witter Balanced Growth;

     (b) by either Dean Witter Balanced Growth or TCW/DW Balanced by notice to the other, without liability to the terminating party on account of such termination (providing the termination party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before April 30, 1998; or

     (c) by either Dean Witter Balanced Growth or TCW/DW Balanced, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the TCW/DW Balanced shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Dean Witter Balanced Growth or TCW/DW Balanced, or the trustees or officers of Dean Witter Balanced Growth or TCW/DW Balanced, to any other party or its trustees or officers.

   (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Dean Witter Balanced Growth or TCW/DW Balanced, or the trustees or officers of Dean Witter Balanced Growth or TCW/DW Balanced, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the meeting of TCW/DW Balanced's shareholders called by Balanced pursuant to paragraph 4.3, no such amendment may have the effect of changing the provisions for determining the number of Dean Witter Balanced Growth Shares to be issued to the TCW/DW Balanced Shareholders under this Agreement to the detriment of such TCW/DW Balanced Shareholders without their further approval.

 13. MISCELLANEOUS

   13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

   13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   13.5 The obligations and liabilities of Dean Witter Balanced Growth hereunder are solely those of Dean Witter Balanced Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Dean Witter Balanced Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of Dean Witter Balanced Growth and signed by authorized officers of Dean Witter Balanced Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

   13.6 The obligations and liabilities of TCW/DW Balanced hereunder are solely those of Balanced. lt is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of TCW/DW Balanced shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of TCW/DW Balanced and signed by authorized officers of TCW/DW Balanced acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                          TCW/DW BALANCED FUND
                                          By: /s/ Charles A. Fiumefreddo
                                               ..............................
                                              Name: Charles A. Fiumefreddo
                                              Title: Chairman

                                          DEAN WITTER BALANCED GROWTH FUND
                                          By: /s/ Barry Fink
                                               ..............................
                                              Name: Barry Fink
                                              Title: Vice President

DEAN WITTER
PROSPECTUS -- JULY 28, 1997

Dean Witter Balanced Growth Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to provide capital growth with reasonable current income. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 60% of its total assets in a diversified portfolio of common stocks of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities convertible into common stock; and at least 25% of its total assets in investment grade fixed income (fixed-rate and adjustable-rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities. See "Investment Objective and Policies."

The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Except as discussed herein, shares of the Fund held prior to July 28, 1997 have been designated Class C shares. See "Purchase of Fund Shares--Alternative Purchase Arrangements."

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 28, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

DEAN WITTER
BALANCED GROWTH FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (TOLL-FREE)
TABLE OF CONTENTS

Prospectus Summary ....................................................      2
Summary of Fund Expenses ..............................................      5
Financial Highlights ..................................................      7
The Fund and its Management ...........................................      8
Investment Objective and Policies .....................................      8
 Risk Considerations ..................................................     13
Investment Restrictions ...............................................     16
Purchase of Fund Shares ...............................................     17
Shareholder Services ..................................................     27
Redemptions and Repurchases ...........................................     30
Dividends, Distributions and Taxes ....................................     31
Performance Information ...............................................     32
Additional Information ................................................     33

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             DEAN WITTER DISTRIBUTORS INC.
             DISTRIBUTOR

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------

 ------------------- ------------------------------------------------------------------
THE FUND             The Fund is organized as a Trust, commonly known as a
                     Massachusetts business trust, and is an open-end, diversified management investment company. Under normal market conditions the
                     Fund will invest at least 60% of its total assets in common stock of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for
                     increasing dividends and in securities convertible into common stock; and at least 25% of its total assets in investment grade fixed income securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities.
-------------------  ------------------------------------------------------------------
SHARES OFFERED       Shares of beneficial interest with $.01 par value (see page
                     33).The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 17-27).
-------------------  ------------------------------------------------------------------
MINIMUM PURCHASE     The minimum initial investment for each Class is $1,000 ($100 if the account is opened through EasyInvest (Service Mark) ). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter InterCapital Inc.
                     serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class
                     D shares of the Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 17).
-------------------  ------------------------------------------------------------------
INVESTMENT           The investment objective of the Fund is to provide capital growth
OBJECTIVE            with reasonable current income.
-------------------  ------------------------------------------------------------------
INVESTMENT MANAGER   Dean Witter InterCapital Inc., the Investment Manager of the Fund,
                     and its wholly-owned subsidiary, Dean Witter Services Company
                     Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with net assets under management of approximately
                     $96.6 billion at June 30, 1997 (see page 8).
-------------------  ------------------------------------------------------------------
MANAGEMENT FEE       The Investment Manager receives a monthly fee at the annual rate of 0.60% of the Fund's average daily net assets (see page 8).
-------------------  ------------------------------------------------------------------
DISTRIBUTOR AND      Dean Witter Distributors Inc. (the "Distributor"). The Fund has
DISTRIBUTION FEE     adopted a distribution plan pursuant to Rule 12b-1 under the
                     Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by
                     Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the
                     Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc.
                     guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 17 and
                     25).
---------------------------------------------------------------------------------------

                                2

---------------------------------------------------------------------------------------
ALTERNATIVE          Four classes of shares are offered:
PURCHASE
ARRANGEMENTS         o Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases.
                     Investments of $1 million or more (and investments by
                     certain other limited categories of investors) are not
                     subject to any sales charge at the time of purchase but
                     a contingent deferred sales charge ("CDSC") of 1.0% may
                     be imposed on redemptions within one year of purchase.
                     The Fund is authorized to reimburse the Distributor for
                     specific expenses incurred in promoting the distribution
                     of the Fund's Class A shares and servicing shareholder
                     accounts pursuant to the Fund's 12b-1 Plan.
                     Reimbursement may in no event exceed an amount equal to
                     payments at an annual rate of 0.25% of average daily net
                     assets of the Class (see pages 17, 20 and 25). Shares of
                     the Fund held prior to July 28, 1997 which were acquired
                     in exchange for shares of Dean Witter Funds sold with a
                     front-end sales charge, including shares acquired
                     through reinvestment of dividends and distributions
                     thereon, have been designated Class A shares.

                     o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC
                     (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the average daily net assets of Class B.
                     Shares of the Fund held prior to July 28, 1997 which were acquired in exchange for shares of Dean Witter
                     Funds sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class
                     B shares will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 17, 22 and 25).

                     o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The
                     Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                     Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 17 and 25). All shares of the Fund held prior to July 28, 1997 (other than shares which were acquired in exchange for shares of Dean
                     Witter Funds offered with either a front-end sales charge or a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated Class C shares. Shares held before July 28, 1997 that have been designated Class C shares are not subject to the 1.0% CDSC.

                     o Class D shares are offered only to investors meeting
                     an initial investment minimum of $5 million and to
                     certain other limited categories of investors. Class D
                     shares are offered without a front-end sales charge or
                     CDSC and are not subject to any 12b-1 fee (see pages 17
                     and 25).
---------------------------------------------------------------------------------------

                                3

---------------------------------------------------------------------------------------
DIVIDENDS AND        Dividends from net investment income are paid quarterly and
CAPITAL GAINS        distributions from net capital gains, if any, are paid at least
DISTRIBUTIONS        once per year. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year for
                     reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and
                     distribution reinvestment will not be subject to any sales charge or CDSC (see pages 27 and 31).
-------------------  ------------------------------------------------------------------
REDEMPTION           Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through
                     EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account (see page 30).
-------------------  ------------------------------------------------------------------
RISK                 The net asset value of the Fund's shares will fluctuate with
 CONSIDERATIONS      changes in market value of portfolio securities. The value of the
                     Fund's fixed-income portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates.
                     Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. In addition, the average life of certain of the securities held in the Fund's portfolio (e.g., GNMA Certificates) may be shortened by prepayments or refinancings of the mortgage pools underlying such securities or lengthened by slower than expected prepayments (see page 10). Such prepayments may have an impact on dividends paid by the Fund and on the volatility of the Fund's net asset value per share. Dividends payable by the Fund will also vary in relation to the amounts of dividends earned on common stock and interest earned on fixed income securities. The Fund may enter into repurchase agreements, may purchase securities on a when-issued and delayed delivery basis and may utilize certain investment techniques including options and futures for hedging purposes all of which involve certain special risks (see pages
                     10-15).

-----------------------------------------------------------------------------

 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

   The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended January 31, 1997.

                                                        CLASS A      CLASS B       CLASS C      CLASS D
                                                     ------------ ------------  ------------ -----------
Shareholder Transaction Expenses
---------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) .....................     5.25%(1)      None         None         None
Sales Charge Imposed on Dividend Reinvestments  ....     None          None         None         None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds)...............................     None(2)       5.00%(3)     1.00%(4)     None
Redemption Fees.....................................     None          None         None         None
Exchange Fee........................................     None          None         None         None
Annual Fund Operating Expenses (as a percentage of average net assets)
----------------------------------------------------------------------
Management Fees* ...................................     0.60%         0.60%        0.60%        0.60%
12b-1 Fees (5)(6)*..................................     0.25%         1.00%        1.00%        None
Other Expenses* ....................................     0.35%         0.35%        0.35%        0.35%
Total Fund Operating Expenses (7)*..................     1.20%         1.95%        1.95%        0.95%

------------
 * "Management Fees," "12b-1 Fees" and "Other Expenses" have been restated to reflect current fees and expenses. InterCapital assumed all expenses (except brokerage fees) and waived the compensation provided for in its investment management agreement until February 9, 1996.
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.
(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares"). Shares of the Fund held prior to July 28, 1997 that have been designated Class C shares are not subject to the 1.00% CDSC.
(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").
(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").
(7) There were no outstanding shares of Class A, Class B or Class D prior to the date of this Prospectus. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses."

 EXAMPLES                                                         1 YEAR    3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------------  -------- ---------  --------- ----------
You would pay the following expenses on a $1,000 investment
assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ......................................................    $64       $89       $115       $190
  Class B ......................................................    $70       $91       $125       $227
  Class C.......................................................    $30       $61       $105       $227
  Class D ......................................................    $10       $30       $ 53       $117

You would pay the following expenses on the same $1,000
investment assuming no redemption at the end of the period:
  Class A ......................................................    $64       $89       $115       $190
  Class B ......................................................    $20       $61       $105       $227
  Class C ......................................................    $20       $61       $105       $227
  Class D ......................................................    $10       $30       $ 53       $117

   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares -- Plan of Distribution" and "Redemptions and Repurchases."

   Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charge permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund. All shares of the Fund held prior to July 28, 1997 (other than shares which were acquired in exchange for shares of Dean Witter Funds offered with either a front-end sales charge or a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a Dean Witter Fund sold with a front-end sales charge, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class A shares, and shares held prior to July 28, 1997 which were acquired in exchange for shares of a Dean Witter Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.

                                                            FOR THE PERIOD
                                           FOR THE YEAR    MARCH 28, 1995*
                                               ENDED           THROUGH
                                         JANUARY 31, 1997  JANUARY 31, 1996
---------------------------------------  ---------------- ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..      $ 11.92           $10.00
                                         ---------------- ----------------
Net investment income...................         0.25             0.31
Net realized and unrealized gain  ......         1.33             1.88
                                         ---------------- ----------------
Total from investment operations .......         1.58             2.19
                                         ---------------- ----------------
Less dividends and distributions from:
 Net investment income..................        (0.27)           (0.27)**
 Net realized gain......................        (0.22)            --
                                         ---------------- ----------------
Total dividends and distributions ......        (0.49)           (0.27)
                                         ---------------- ----------------
Net asset value, end of period..........      $ 13.01           $11.92
                                         ================ ================
TOTAL INVESTMENT RETURN+ ...............        13.44%           22.13%(1)
RATIOS TO AVERAGE NET ASSETS:
                                                                  --
Expenses ...............................         1.92%(3)             %(2)(3)
Net investment income...................         2.31%(3)         4.25%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................     $119,416          $47,596
Portfolio turnover rate.................           16%               2%(1)
                                                                  --
Average commission rate paid............      $0.0516

 ------------
*      Commencement of operations.
**     Includes a capital gain distribution of $0.004.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Investment Manager had not reimbursed expenses and waived the management fee, the annualized expense and net investment income ratios would have been 2.42% and 1.83%, respectively, for the period ended January 31, 1996, and 1.95% and 2.28%, respectively, for the year ended January 31, 1997.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Balanced Growth Fund (the "Fund") is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on November 23, 1994.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $93.1 billion at June 30, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.5 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund incurred by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the Fund's net assets. The Investment Manager had undertaken to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund attained $50 million in net assets or until March 31, 1996, whichever occurred first. The Fund began paying fees on February 9, 1996, at which time the Fund attained $50 million in net assets. If the waiver had not been in effect, the Fund would have accrued total compensation to the Investment Manager amounting to 0.60% of the Fund's average daily net assets and the Fund's total expenses would have amounted to 1.95% of the Fund's average daily net assets for the fiscal year ended January 31, 1997.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is to provide capital growth with a reasonable current income. The objective is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objective will be achieved.

   The Fund seeks to achieve its objective by investing, under normal market conditions, at least 60% of its total assets in common stock of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities convertible into common stock; and at least 25% of its total assets in investment grade fixed-income (fixed-rate and adjustable-rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities ("U.S. Government securities").

   Subject to the above percentage limitations, the Fund may hold equity, fixed-income securities, cash and money market instruments in whatever proportion deemed desirable at any given time depending upon the Investment Manager's assessment of business, economic and investment conditions. Money market instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or Standard & Poor's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by Standard & Poor's or Aa by Moody's. Such securities may be used to invest uncommitted cash balances.

   The Fund may enter into futures contracts provided that not more than 5% of its total assets are required as a futures contract deposit. In addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 30% of the Fund's total assets.

   When market conditions dictate a "defensive" investment strategy, the Fund may invest without limit in money market instruments, including commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks or domestic branches of foreign banks, or foreign branches of domestic banks, in each case having total assets of at least $500 million, and obligations issued or guaranteed by the United States Government, or foreign governments or their respective instrumentalities or agencies.

   Common Stocks and Securities Convertible into Common Stocks. As stated above, the Fund will invest, under normal market conditions, at least 60% of its total assets in common stocks of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities convertible into common stocks. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or based on a specified formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   Part of the portion of the Fund invested in equity securities may include securities of foreign issuers in the form of American Depository Receipts
(ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets.

   Corporate Notes and Bonds and U.S. Government Securities. As stated above, under normal market conditions, at least 25% of the Fund's assets will be invested in investment grade fixed income (fixed-rate or adjustable-rate securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

   The non-governmental debt securities in which the Fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch Investors Service, Inc.; (b) bank obligations, including CDs, banker's accep tances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO; and (c) investment grade fixed-rate and adjustable rate Mortgage-Backed and Asset-Backed securities (see below) of corporate issuers. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO, the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade.

   The U.S. Government Securities in which the Fund may invest include securities which are direct obligations of the United States Government, such as United States treasury bills, notes and bonds, and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (e.g., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (e.g., obligations of the Federal National Mortgage Association); securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (e.g., obligations of the Federal Farm Credit System); and governmentally issued mortgage-backed securities.

PORTFOLIO CHARACTERISTICS

   In addition to the securities noted above, the Fund may also invest in the following:

   Mortgage-Backed Securities. As stated above, a portion of the Fund's investments may be in Mortgage-Backed securities. Mortgage-Backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term Mortgage-Backed Securities as used herein includes mortgage pass-through securities and adjustable rate mortgage securities.

   The basic type of Mortgage-Backed securities in which the Fund will invest will be those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States). FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

   Mortgage Pass-Through Securities. The Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

   Certificates for Mortgage-Backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificateholders. GNMA and FNMA also guarantee timely distribution of scheduled principal payments. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loans.

   Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMs"), are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

   ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. (See the Statement of Additional Information for additional risk disclosure.)

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. (See the Statement of Additional Information for additional risk disclosure.)

   Lending of Portfolio Securities. The Fund will not lend its portfolio securities.

   Rule 144A Securities. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to buy securities restricted as to resale to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category

"illiquid securities," which under current policy may not exceed 10% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   Options. The Fund also may purchase and sell (write) call and put options on debt and equity securities which are listed on Exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options, which are currently listed on several different Exchanges, are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. The Fund will not write covered options on portfolio securities exceeding in the aggregate 5.0% of the value of its total assets.

   OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

   Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities in order to aid it in achieving its investment objective. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security underlying the option (certain listed call options written by the Fund will be exercisable by the purchaser only on a specific date).

   Covered Put Writing. As a writer of covered put options, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period. The Fund will write put options for two purposes: (1) to receive the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought.

   Purchasing Call and Put Options. The Fund may invest up to 5% of its total assets in the purchase of put and call options on securities and stock indexes. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions.

   Futures Contracts. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index ("stock index" futures) and the Moody's Investment-Grade Corporate Bond Index ("bond index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices.

   The Fund also may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

RISK CONSIDERATIONS

   Common Stocks and Securities Convertible into Common Stocks. The net asset value of the Fund's shares will fluctuate with changes in market values of portfolio securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   Corporate Notes and Bonds and U.S. Government Securities. Payments of interest and principal of U.S. Government securities are guaranteed by the U.S. Government, however, neither the value nor the yield of corporate notes and bonds and U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Values and yield of corporate and government bonds will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of corporate notes and bonds and government bonds held by the Fund will fall. Securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

   Mortgage-Backed Securities. Mortgage-Backed Securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity.

   Mortgage-Backed Securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to Mortgage-Backed Securities.

   Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

   Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down, causing bond prices to rise, the Fund would incur a loss on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities.

   New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

   Repurchase Agreements. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets.

   For additional risk disclosure, please refer to the "Investment Objective and Policies" and "Portfolio Characteristics" sections of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

   The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR") and other broker-dealer affiliates of InterCapital, the views of others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

   Portfolio Managers. The assets of the Fund invested in equity securities are managed within InterCapital's Growth and Income Group, which manages twenty-two funds and fund portfolios with approximately $27.3 billion in assets as of June 30, 1997. Paul D. Vance, Senior Vice President of InterCapital and a member of InterCapital's Growth and Income Group, has been a portfolio manager at InterCapital for over five years. The assets of the Fund invested in fixed-income securities are managed within InterCapital's Taxable Fixed-Income Group, which manages twenty-four funds and fund portfolios, with approximately $12.8 billion in assets at June 30, 1997. Rajesh K. Gupta, Senior Vice President of InterCapital and a member of InterCapital's Taxable Fixed-Income Group, has been managing portfolios at InterCapital for over five years. Mr. Vance and Mr. Gupta are portfolio managers with primary responsibility for the day-to-day man-agement of the Fund's portfolio and have managed the Fund since its inception.

   Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Fund's position and contribute to its investment objective. Brokerage commissions are not normally charged on the purchase or sale of U.S. Government obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and other brokers and dealers that are affiliates of InterCapital.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

   3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

   See the Statement of Additional Information for additional investment restrictions.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

GENERAL

   The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrange ments--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

   The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Balanced Growth Fund, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest (Service
Mark), an automatic purchase plan (see "Shareholder Services") is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, at its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000.

Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

   The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

   Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

   Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

   Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

   Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

   After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

   Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

   Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

   Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

   The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

   For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

   Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

   Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                                         CONVERSION
   CLASS          SALES CHARGE          12B-1 FEE          FEATURE
---------  ------------------------- -------------  --------------------
     A        MAXIMUM 5.25%               0.25%            No
              INITIAL SALES CHARGE
              REDUCED FOR
              PURCHASES OF
              $25,000 AND OVER;
              SHARES SOLD WITHOUT
              AN INITIAL SALES
              CHARGE GENERALLY
              SUBJECT TO A 1.0%
              CDSC DURING FIRST
              year.
---------  ------------------------- -------------  --------------------
     B        Maximum 5.0%                 1.0%          B shares convert
              CDSC during the first                      to A shares
              year decreasing                            automatically
              to 0 after six years                       after
                                                         approximately
                                                         ten years
---------  ------------------------- -------------  --------------------
     C        1.0% CDSC during             1.0%            No
              first year
---------  ------------------------- -------------  --------------------
     D         None                       None             No
---------  ------------------------- -------------  --------------------

   See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class. Shares of the Fund held prior to July 28, 1997 which were acquired in exchange for shares of FSC Funds, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class A shares.

   The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                SALES CHARGE
                      --------------------------------
                       PERCENTAGE OF     APPROXIMATE
  AMOUNT OF SINGLE    PUBLIC OFFERING   PERCENTAGE OF
     TRANSACTION           PRICE       AMOUNT INVESTED
--------------------  --------------- ---------------
Less than $25,000  ..      5.25%            5.54%
$25,000 but less
  than $50,000 ......      4.75%            4.99%
$50,000 but less
  than $100,000 .....      4.00%            4.17%
$100,000 but less
  than $250,000 .....      3.00%            3.09%
$250,000 but less
  than $1 million  ..      2.00%            2.04%
$1 million and over          0                 0

   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code;
(e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or
(g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

   Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

   Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

   The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

   Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

   Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") (each of which is an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares);

   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;

   (4) 401(k) plans and other employer-sponsored plans qualified under
Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

   No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

   For further information concerning purchases of the Fund's shares, contact DWR or another Se-lected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the the average daily net assets of Class B.

   Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
--------------------------  ------------------------
First......................           5.0%
Second.....................           4.0%
Third......................           3.0%
Fourth.....................           2.0%
Fifth......................           2.0%
Sixth......................           1.0%
Seventh and thereafter ....           None

   In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of

DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
--------------------------  ------------------------
First .....................           2.0%
Second ....................           2.0%
Third .....................           1.0%
Fourth and thereafter  ....           None

   Shares of the Fund held prior to July 28, 1997 that were acquired in exchange for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter National Municipal Trust or Dean Witter High Income Securities and have accordingly been designated Class B shares shall be subject to the lower CDSC schedule applicable to that fund unless (i) such shares are subsequently exchanged for shares of a fund with a higher CDSC schedule or (ii) having been exchanged for shares of an Exchange Fund (as defined below in "Shareholder Services -- Exchange Privilege") are re-exchanged back into the Fund. Under such circumstances, the CDSC schedule applicable to shares of the fund with the higher CDSC schedule acquired in the exchange will apply to redemptions of such fund's shares or, in the case of shares of any of the Exchange Funds acquired in an exchange and then subsequently re-exchanged back into the Fund, the CDSC schedule set forth in the above tables will apply to redemptions of any of such shares.

   CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (a) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (b) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan
distributions:   (a) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (b) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (c) a tax-free return of an excess contribution
to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

   Conversion to Class A Shares. Shares of the Fund held prior to July 28, 1997 which were acquired in exchange for shares of Dean Witter Funds sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

   If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

   Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

   Class B shares purchased before July 28, 1997 by trusts for which DWTC or DWTFSB provides discretionary trustee services will convert to Class A shares on or about August 29, 1997. The CDSC will not be applicable to such shares.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations. All shares of the Fund held prior to July 28, 1997 (other than shares which were acquired in exchange for shares of FSC Funds or Dean Witter Funds sold with a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated Class C shares. Shares held before July 28, 1997 that have been designated Class C shares are not subject to the 1.0% CDSC.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees;
(iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

   The Investment Manager had undertaken to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund attained $50 million in net assets or until March 31, 1996, whichever occurred first. The Fund began paying fees on February 9, 1996, at which time the Fund attained $50 million in net assets. During the fiscal year ended January 31, 1997, the Fund accrued to the Distributor under the Plan $812,219, of which the fee payable after the waiver that had been in effect from February 1, 1996 through February 8, 1996 was $801,731. All shares of the Fund held prior to July 28, 1997 (other than shares which were acquired in exchange for shares of FSC Funds or Dean Witter Funds sold with a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated Class C shares.

   In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

   The net asset value per share is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) an option is valued at the mean between the latest bid and asked prices; (3) a futures contract is valued at the latest sales price on the commodities exchange on which it trades unless the Trustees determine that such price does not reflect its market value, in which case it will be valued at its fair value as determined by the Board of Trustees; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (5) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (6) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (7) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily.

   Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

   EasyInvest. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis or following redemption of shares of a Dean Witter money market fund, to the Transfer Agent for investment in shares of the Fund. (See "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption.")

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

   Tax-Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

   Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

   No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule. However, shares of the Fund held prior to July 28, 1997 that were acquired in exchange for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter National Municipal Trust or Dean Witter High Income Securities shall be subject to the lower CDSC schedule applicable to that fund unless (i) such shares are subsequently exchanged for shares of a fund with a higher CDSC schedule or (ii) having been exchanged for shares of an Exchange Fund are re-exchanged back into the Fund. Under such circumstances, the CDSC schedule applicable to the shares of the fund with the higher CDSC schedule acquired in the exchange will apply to redemptions of such fund's shares or, in the case of shares of any of the Exchange Funds acquired in an exchange and then subsequently re-exchanged back into the Fund, the Fund's CDSC schedule will apply to redemptions of any of such shares.

   Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may at their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and read it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the other Dean Witter Funds in the past.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares") after such purchase order is received by DWR or other Selected Broker-Dealer reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed by the Fund, the Distributor or DWR. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

   Involuntary Redemption. The Fund reserves the right, upon sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retire ment Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees, or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Fund declares dividends separately for each Class of shares and intends to pay quarterly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

   Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

   One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   At the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield for each Class.

   The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc. and the S&P 500 Index).

   Prior to July 28, 1997, the Fund offered only one Class of shares. Because all shares of the Fund held prior to such time (other than shares which were acquired in exchange for shares of Dean Witter Funds offered with a front-end sales charge or a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated Class C shares, the Fund's historical performance may be restated to reflect the current maximum sales charge applicable to Class C.

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory require ments and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                       THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS
Dean Witter Liquid Asset Fund Inc.
Dean Witter Tax-Free Daily Income Trust
Dean Witter U.S. Government Money Market Trust
Dean Witter California Tax-Free Daily Income Trust
Dean Witter New York Municipal Money Market Trust

EQUITY FUNDS
Dean Witter American Value Fund
Dean Witter Natural Resource Development
 Securities Inc.
Dean Witter Dividend Growth Securities Inc.
Dean Witter Developing Growth Securities Trust
Dean Witter World Wide Investment Trust
Dean Witter Value-Added Market Series
Dean Witter Utilities Fund
Dean Witter Capital Growth Securities
Dean Witter European Growth Fund Inc.
Dean Witter Pacific Growth Fund Inc.
Dean Witter Precious Metals and Minerals Trust
Dean Witter Health Sciences Trust
Dean Witter Global Dividend Growth Securities
Dean Witter Global Utilities Fund
Dean Witter International SmallCap Fund
Dean Witter Mid-Cap Growth Fund
Dean Witter Balanced Growth Fund
Dean Witter Capital Appreciation Fund
Dean Witter Information Fund
Dean Witter Japan Fund
Dean Witter Income Builder Fund
Dean Witter Special Value Fund
Dean Witter Financial Services Trust
Dean Witter Market Leader Trust

ASSET ALLOCATION FUNDS
Dean Witter Strategist Fund
Dean Witter Global Asset Allocation Fund

ACTIVE ASSETS ACCOUNT PROGRAM
Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets California Tax-Free Trust
Active Assets Government Securities Trust

FIXED-INCOME FUNDS
Dean Witter High Yield Securities Inc.
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities Trust
Dean Witter Federal Securities Trust
Dean Witter Convertible Securities Trust
Dean Witter California Tax-Free Income Fund
Dean Witter New York Tax-Free Income Fund
Dean Witter World Wide Income Trust
Dean Witter Intermediate Income Securities
Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Multi-State Municipal Series Trust
Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Diversified Income Trust
Dean Witter Limited Term Municipal Trust
Dean Witter Short-Term Bond Fund
Dean Witter National Municipal Trust
Dean Witter High Income Securities
Dean Witter Balanced Income Fund
Dean Witter Hawaii Municipal Trust
Dean Witter Intermediate Term U.S. Treasury Trust

DEAN WITTER RETIREMENT SERIES
Liquid Asset Series
U.S. Government Money Market Series
U.S. Government Securities Series
Intermediate Income Securities Series
American Value Series
Capital Growth Series
Dividend Growth Series
Stategist Series
Utilities Series
Value-Added Market Series
Global Equity Series

Dean Witter
Balanced Growth Fund
Two World Trade Center
New York, New York 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Paul D. Vance
Vice President

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

DEAN WITTER
BALANCED
GROWTH FUND


PROSPECTUS--JULY 28, 1997

DEAN WITTER BALANCED GROWTH FUND
Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS January 31, 1997

DEAR SHAREHOLDER:

Despite two minor stock market corrections, the first in June/July and the second in October, the twelve-month period ended January 31, 1997 was another impressive year for the stock market, with the Dow Jones Industrial Average
(DJIA) ending the year over 6800. The Standard & Poor's 500 Composite Stock Index (S&P 500) was also strong, advancing 29.34 percent for the year, with large-capitalization stocks outperforming small-cap stocks by a wide margin.

During the same period, interest rates on intermediate-term U.S. Treasury securities were highly volatile. In early 1996, interest rates rose as economic data supported the perception that the economy had begun to accelerate. Fueled by consumer demand and reinvigorated by low mortgage rates, rebates and various incentives by the auto dealers, retail sales and housing starts soared. Declining inventories, combined with strong employment data, caused considerable consternation about a quickly rebounding economy and a possible inflation surge. By September, however, evidence of a moderating economy and the perception that the Federal Reserve Board would not take any immediate action to slow the economy enabled interest rates to decline rather sharply and quickly. This sentiment was short-lived as the economy again displayed signs of strength in December, resulting in rising interest rates.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, Dean Witter Balanced Growth Fund produced a total return of 13.44 percent for the twelve-month period ended January 31, 1997. During the same period, the Lipper Balanced Funds Index produced a return of
14.40 percent, while the S&P 500 Index and Lehman Brothers Government/Corporate Bond Index returned 29.34 percent and 2.39 percent, respectively. The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund from inception (March 28, 1995) through January 31, 1997, versus a similar investment in the issues that comprise the S&P 500 Index, Lehman Brothers Government/Corporate Bond Index and the Lipper Balanced Funds Index.

DEAN WITTER BALANCED GROWTH FUND
LETTER TO THE SHAREHOLDERS January 31, 1997, continued

On January 31, 1997, the Fund's net assets totaled more than $119 million, with approximately 63 percent invested in equities and 37 percent in fixed-income securities. At the end of the period under review, the Fund's equity component was well diversified among twenty-five stocks representing twenty-one different industry groups. Six new common stock positions were added to the equity portfolio during the year: General Motors Corp. (automotive), Banc One Corp. (banking), May Department Stores Co. (retail), Timken (manufacturing), American Brands Inc. (tobacco) and General Public Utilities (utilities).

Over the course of the past twelve months, and as cash flows permitted, the Fund purchased current-coupon mortgage-backed securities at attractive levels, enhancing the Fund's potential for higher total returns. At the end of the fiscal year, approximately 65 percent of the Fund's fixed income component was invested in mortgage-backed securities, 19 percent in U.S. Treasury securities, 7 percent in U.S. agency obligations and 9 percent in money market instruments.

LOOKING AHEAD

We expect the U.S. economy to maintain a slow-to-moderate pace for 1997, with inflation remaining at a level similar to 1996. Before taking action to slow the economy, the Federal Reserve Board is likely to look for sustained confirmation of rising inflation and a strong economy.


                            [GRAPHIC DATA TO COME]

DEAN WITTER BALANCED GROWTH FUND
LETTER TO THE SHAREHOLDERS January 31, 1997, continued

We appreciate your support of Dean Witter Balanced Growth Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS January 31, 1997

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (63.1%)
             Aerospace & Defense (2.6%)
   67,500    Raytheon Co. ....................................................  $ 3,096,562
                                                                              --------------
             Aluminum (2.5%)
   43,000    Aluminum Co. of America .........................................    2,967,000
                                                                              --------------
             Automotive (4.9%)
   91,000    Ford Motor Co. ..................................................    2,923,375
   50,000    General Motors Corp.  ...........................................    2,950,000
                                                                              --------------
                                                                                  5,873,375
                                                                              --------------
             Banking (5.3%)
   70,000    Banc One Corp.  .................................................    3,176,250
   28,300    BankAmerica Corp. ...............................................    3,158,987
                                                                              --------------
                                                                                  6,335,237
                                                                              --------------
             Beverages -Soft Drinks (2.7%)
   91,000    PepsiCo Inc. ....................................................    3,173,625
                                                                              --------------
             Chemicals (2.6%)
   28,500    Du Pont (E.I.) de Nemours & Co., Inc. ...........................    3,124,313
                                                                              --------------
             Computer Equipment (2.6%)
   19,800    International Business Machines Corp. ...........................    3,113,550
                                                                              --------------
             Conglomerates (2.5%)
   75,000    Tenneco, Inc. ...................................................    3,000,000
                                                                              --------------
             Drugs & Healthcare (2.6%)
   24,500    Bristol-Myers Squibb Co.  .......................................    3,111,500
                                                                              --------------
             Electric -Major (2.5%)
   29,500    General Electric Co. ............................................    3,038,500
                                                                              --------------
             Foods (2.6%)
   60,500    ConAgra, Inc. ...................................................    3,055,250
                                                                              --------------
             Machinery -Agricultural (2.6%)
   73,000    Deere & Co. .....................................................    3,120,750
                                                                              --------------
             Manufacturing -Diversified (2.7%)
   62,000    Timken Co. ......................................................    3,193,000
                                                                              --------------
             Natural Gas (2.6%)
   74,000    Enron Corp. .....................................................    3,052,500
                                                                              --------------
             Oil -Domestic (2.5%)
   23,000    Atlantic Richfield Co. ..........................................    3,041,750
                                                                              --------------
             Paper & Forest Products (2.5%)
   64,400    Weyerhaeuser Co. ................................................    2,930,200
                                                                              --------------
             Railroads (2.7%)
   66,000    CSX Corp. .......................................................    3,201,000
                                                                              --------------
             Retail (5.1%)
   82,500    Dayton-Hudson Corp. .............................................    3,104,063
   68,000    May Department Stores Co.  ......................................    3,026,000
                                                                              --------------
                                                                                  6,130,063
                                                                              --------------
             Telecommunications (2.6%)
   76,000    Sprint Corp. ....................................................  $ 3,097,000
                                                                              --------------
             Tobacco (2.6%)
   60,000    American Brands, Inc. ...........................................    3,060,000
                                                                              --------------
             Utilities -Electric (3.8%)
   88,500    General Public Utilities Corp.  .................................    2,964,750
   71,600    PG & E Corp.  ...................................................    1,628,900
                                                                              --------------
                                                                                  4,593,650
                                                                              --------------
             TOTAL COMMON STOCKS
             (Identified Cost $64,612,705) ...................................   75,308,825
                                                                              --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             U.S. GOVERNMENT & AGENCY
             OBLIGATIONS (33.7%)
             Federal National Mortgage Assoc.
   $1,931     6.00% due 01/01/11-03/01/11 ....................................   1,859,196
      966     6.50% due 08/01/10-03/01/11 ....................................     949,473
    3,906     7.00% due 07/01/25-01/01/26 ....................................   3,822,762
    4,820     7.50% due 06/01/25-01/01/27 ....................................   4,824,391
    1,000     7.50%* .........................................................   1,000,937
      881     8.00% due 05/01/24-05/01/25 ....................................     898,248
             Government National
              Mortgage Assoc.
    3,844     7.00% due 07/15/23-01/15/27 ....................................   3,761,514
    7,952     7.50% due 06/15/24-10/15/26 ....................................   7,969,266
    3,921     8.00% due 04/15/26-08/15/26 ....................................   4,007,670
    5,500    Resolution Funding Corp.
              Coupon Strips
              0.00% due 04/15/04-01/15/08 ....................................   2,995,010
             U.S. Treasury Notes
    1,000     5.875% due 06/30/00  ...........................................     991,770
    1,000     6.25% due 01/31/02 .............................................     999,570
    1,000     6.375% due 03/31/01 ............................................   1,005,190
      500     6.50% due 04/30/97 .............................................     501,406
      400     6.625% due 03/31/97 ............................................     400,804
      500     6.875% due 03/31/00 ............................................     510,670
      400     7.125% due 02/29/00 ............................................     411,244
             U.S. Treasury Principal Strips
    1,000     0.00% due 11/15/97 .............................................     958,560
    4,500     0.00% due 11/15/04-02/15/07 ....................................   2,477,215
                                                                              --------------
              TOTAL U.S. GOVERNMENT & AGENCY
              OBLIGATIONS
              (Identified Cost $40,456,732)  .................................  40,344,896
                                                                              --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS January 31, 1997, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (3.4%)
             REPURCHASE AGREEMENT
   $4,027    The Bank of New York
               5.25% due 02/03/97
               (dated 01/31/97; proceeds
               $4,028,755; collateralized by
               $5,883,705 U.S. Treasury
               Strip 0.00% due 11/15/02
               valued at $4,107,533)
               (Identified Cost $4,026,993) ..................................  $4,026,993
                                                                              -------------

TOTAL INVESTMENTS
(Identified Cost $109,096,430) (a)   100.2%   119,680,714
LIABILITIES IN EXCESS OF
OTHER ASSETS .....................    (0.2)      (264,727)
                                   -------- -------------
NET ASSETS........................   100.0%  $119,415,987
                                   ======== =============

------------

* Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $11,539,807 and the aggregate gross unrealized depreciation is $955,523, resulting in net unrealized appreciation of $10,584,284.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $109,096,430)......................................    $119,680,714
Receivable for:
 Shares of beneficial interest sold..................................       1,104,633
 Interest............................................................         243,312
 Dividends...........................................................         153,764
 Investments sold....................................................          89,397
Deferred organizational expenses ....................................         107,119
Receivable from affiliate ...........................................           6,830
Prepaid expenses and other assets ...................................          27,803
                                                                       --------------
  TOTAL ASSETS ......................................................     121,413,572
                                                                       --------------
LIABILITIES:
Payable for:
 Investments purchased...............................................       1,615,290
 Shares of beneficial interest repurchased...........................         158,327
 Plan of distribution fee............................................          96,964
 Investment management fee ..........................................          58,178
Accrued expenses and other payables .................................          68,826
                                                                       --------------
  TOTAL LIABILITIES..................................................       1,997,585
                                                                       --------------
NET ASSETS:
Paid-in-capital......................................................     107,501,766
Net unrealized appreciation .........................................      10,584,284
Accumulated undistributed net investment income......................         258,337
Accumulated undistributed net realized gain..........................       1,071,600
                                                                       --------------
  NET ASSETS ........................................................    $119,415,987
                                                                       ==============
NET ASSET VALUE PER SHARE,
 9,179,945 shares outstanding (unlimited shares authorized of $.01
 par value)..........................................................          $13.01
                                                                       ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended January 31, 1997

NET INVESTMENT INCOME:
INCOME
Interest..............................   $ 1,962,778
Dividends.............................     1,471,924
                                        ------------
  TOTAL INCOME .......................     3,434,702
                                        ------------
EXPENSES
Plan of distribution fee..............       812,219
Investment management fee.............       487,331
Transfer agent fees and expenses .....        63,006
Shareholder reports and notices  .....        54,615
Professional fees ....................        53,262
Registration fees ....................        46,419
Organizational expenses ..............        34,064
Custodian fees........................        19,243
Trustees' fees and expenses...........        11,791
Other.................................         4,910
                                        ------------
  TOTAL EXPENSES .....................     1,586,860
  LESS: AMOUNTS WAIVED/REIMBURSED  ...       (25,549)
                                        ------------
  NET EXPENSES .......................     1,561,311
                                        ------------
  NET INVESTMENT INCOME...............     1,873,391
                                        ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain.....................     2,814,299
Net change in unrealized
 appreciation.........................     6,423,885
                                        ------------
  NET GAIN............................     9,238,184
                                        ------------
NET INCREASE..........................   $11,111,575
                                        ============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE PERIOD
                                                          FOR THE YEAR    MARCH 28, 1995*
                                                              ENDED           THROUGH
                                                        JANUARY 31, 1997  JANUARY 31, 1996
------------------------------------------------------  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................   $  1,873,391      $   866,831
Net realized gain......................................      2,814,299           65,170
Net change in unrealized appreciation .................      6,423,885        4,160,399
                                                        ---------------- ----------------
  NET INCREASE.........................................     11,111,575        5,092,400
                                                        ---------------- ----------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .................................     (1,821,421)        (694,528)
Net realized gain......................................     (1,797,082)         (10,787)
                                                        ---------------- ----------------
  TOTAL................................................     (3,618,503)        (705,315)
                                                        ---------------- ----------------
Net increase from transactions in shares of beneficial
 interest..............................................     64,326,927       43,108,903
                                                        ---------------- ----------------
  NET INCREASE.........................................     71,819,999       47,495,988
NET ASSETS:
Beginning of period....................................     47,595,988          100,000
                                                        ---------------- ----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $258,337 and $172,303, respectively).................   $119,415,987      $47,595,988
                                                        ================ ================

------------

* Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Balanced Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth with reasonable current income. The Fund seeks to achieve its objective by investing in common stock of companies which have a record of paying dividends and have the potential for increasing dividends, securities convertible into common stock and in investment grade fixed income securities. The Fund was organized as a Massachusetts business trust on November 23, 1994 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on March 28, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued

mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund of approximately $171,000 of which approximately $141,000 have been reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager assumed all operating expenses and waived the compensation provided for in its Investment Management Agreement until the Fund had $50 million of net assets which occurred on February 9, 1996 . At January 31, 1997, included in the Statement of Assets and Liabilities is a receivable from an affiliate which represents expense reimbursements due to the Fund.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, its affiliates and other selected broker-dealers under the Plan: (1) compensation to, and expenses of, account executives of DWR and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares;
(3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 1.0% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year in excess of 1.0% will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended January 31, 1997, the distribution fee was accrued at the annual rate of 1.0%.

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1997 aggregated $73,510,936 and $12,486,714, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $26,501,321 and $701,577, respectively.

For the year ended January 31, 1997, the Fund incurred brokerage commissions of $44,062 with DWR for portfolio transactions executed on behalf of the Fund. At January 31, 1997, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with DWR of $89,397 and $322,813, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 1997 the Fund had transfer agent fees and expenses payable of approximately $2,400.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                   FOR THE PERIOD
                                                      FOR THE YEAR                 MARCH 28, 1995*
                                                          ENDED                        THROUGH
                                                    JANUARY 31, 1997              JANUARY 31, 1996
                                              ----------------------------- -----------------------------
                                                  SHARES         AMOUNT         SHARES         AMOUNT
                                              ------------- --------------  ------------- --------------
Sold ........................................    8,783,556    $108,772,818    4,686,686     $50,974,046
Reinvestment of dividends and distributions .      258,244       3,243,279       58,982         654,591
                                              ------------- --------------  ------------- --------------
 ............................................    9,041,800     112,016,097    4,745,668      51,628,637
Repurchased .................................   (3,853,609)    (47,689,170)    (763,914)     (8,519,734)
                                              ------------- --------------  ------------- --------------
Net increase ................................    5,188,191    $ 64,326,927    3,981,754     $43,108,903
                                              ============= ==============  ============= ==============

------------
* Commencement of operations.

6. FEDERAL INCOME TAX STATUS

As of January 31, 1997, the Fund had permanent book/tax differences attributable to nondeductible organizational expenses. To reflect reclassifications arising from permanent book/tax differences for the year ended January 31, 1997, paid-in-capital was charged and accumulated undistributed net investment income was credited $34,064.

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE PERIOD
                                           FOR THE YEAR    MARCH 28, 1995*
                                               ENDED           THROUGH
                                         JANUARY 31, 1997  JANUARY 31, 1996
---------------------------------------  ---------------- ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..      $ 11.92           $10.00
                                         ---------------- ----------------
Net investment income...................         0.25             0.31
Net realized and unrealized gain  ......         1.33             1.88
                                         ---------------- ----------------
Total from investment operations .......         1.58             2.19
                                         ---------------- ----------------
Less dividends and distributions from:
 Net investment income..................        (0.27)           (0.27)**
 Net realized gain......................        (0.22)            --
                                         ---------------- ----------------
Total dividends and distributions ......        (0.49)           (0.27)
                                         ---------------- ----------------
Net asset value, end of period..........      $ 13.01           $11.92
                                         ================ ================
TOTAL INVESTMENT RETURN+................        13.44%           22.13%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................         1.92%(3)           --%(2)(3)
Net investment income...................         2.31%(3)         4.25%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................     $119,416          $47,596
Portfolio turnover rate.................           16%               2%(1)
Average commission rate paid............      $0.0516               --

------------
*      Commencement of operations.
**     Includes a capital gain distribution of $0.004.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Investment Manager had not reimbursed expenses and waived the management fee, the annualized expense and net investment income ratios would have been 2.42% and 1.83%, respectively, for the period ended January 31, 1996, and 1.95% and 2.28%, respectively, for the year ended January 31, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER BALANCED GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Balanced Growth Fund (the "Fund") at January 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 1995 (commencement of operations) through January 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
March 10, 1997

-------------------------------------------------------------------------------
                     1997 FEDERAL TAX NOTICE (unaudited)

During the year ended January 31, 1997, the Fund paid to its shareholders
$0.10 per share from long-term capital gains. For such period, 50.2% of the income paid qualified for the dividends received deduction available to corporations.
-------------------------------------------------------------------------------

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Paul D. Vance
Vice President

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center--Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
BALANCED
GROWTH FUND


ANNUAL REPORT--JANUARY 31, 1997

DEAN WITTER BALANCED GROWTH FUND      Two World Trade Center, New York, New York
                                      10048

LETTER TO THE SHAREHOLDERS July 31, 1997

DEAR SHAREHOLDER:

The economy started 1997 off nicely with employment expanding, income climbing and consumer confidence rising. Concern over inflation, however, was heightened when the Federal Reserve Board chairman hinted that a preemptive move against rising pressure on prices might be necessary. This concern permeated the bond markets during January and February, resulting in lackluster performance.

As anticipated, the central bank voted to raise the federal-funds rate by 25 basis points, at its March 25, 1997, meeting. Although this move initially sent stocks and bonds lower, many economists applauded the Fed's action, which was viewed as a strike against any increase in inflation before it could occur, thus prolonging the current economic expansion. By the end of March, the 30-year U.S. Treasury bond rose above the important 7 percent level for the first time since September 1996.

While it first appeared as if the Federal Reserve was poised for a number of further rate increases, a slight cooling of economic data and subdued inflation during the second quarter, as well as progress toward a balanced budget agreement, have argued against a quick succession of tightening moves. As a result, interest rates actually declined during the second quarter of 1997.

Although the current inflation environment remains favorable, members of the Federal Open Market Committee have voiced concerns regarding the continuing strength in employment and the probable rise of inflationary pressures in the near future.

PERFORMANCE AND PORTFOLIO

As of July 28, 1997, the Fund began offering four classes of shares: A, B, C and D, each with its own sales charge and distribution fee structure. Fund shares held prior to July 28 (other than shares which were acquired in exchange for shares of Dean Witter Funds offered with a front-end sales charge or a contingent deferred sales charge (CDSC) and shares acquired through the reinvestment of dividends and distributions) have

DEAN WITTER BALANCED GROWTH FUND
been designated Class C shares. Shares held prior to July 28, 1997, which were acquired in exchange for shares of a Dean Witter Fund sold with a front-end sales charge, including shares acquired through the reinvestment of dividends and distributions, have been designated Class A shares, and shares held prior to July 28, 1997, which were acquired in exchange for shares of Dean Witter Funds sold with a CDSC, including shares acquired through the reinvestment of dividends and distributions, have been designated Class B shares. A revised prospectus, which includes complete details regarding the Fund's conversion to multiple classes of shares, was mailed to shareholders in mid-summer.

For the six-month period ended July 31, 1997, the Fund's Class C shares produced a total return of 16.68 percent compared to 22.50 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500), 5.76 percent for the Lehman Brothers Government/Corporate Bond Index and 14.03 percent for the Lipper Balanced Funds Index. The Fund has performed particularly well when compared to its Lipper peer group: For the one-year period ended July 31, 1997, the Fund is in the top 32 percent of the Lipper Balanced Funds category and since inception (March 28, 1995), it is in the top 21 percent. During the period under review, the Fund's net assets grew from $119.4 million to $172.3 million.

The Fund's asset mix during the period was 65 percent equities and 35 percent fixed income. In the equity portion of the portfolio, two positions were initiated -- Unicom Corp and Gallaher Group PLC -- and one -- Pacific Gas & Electric -- eliminated.

The fixed-income portion of the Fund was invested as follows: 72 percent mortgage-backed securities, 19 percent U.S. Treasuries, 6 percent U.S. agency obligations and 3 percent money market instruments. During the period under review, as cash flows permitted we purchased current coupon mortgages at attractive prices, enhancing the Fund's prospects for higher total returns. During this time, mortgage-backed securities continued to outperform comparable-maturity treasuries.

LOOKING AHEAD

We believe that the current environment of low inflation combined with strong corporate profits should continue for the foreseeable future and will provide a favorable environment for the Fund. We appreciate your ongoing support of Dean Witter Balanced Growth Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER BALANCED GROWTH FUND

RESULTS OF SPECIAL MEETING (unaudited)

                             *         *         *

On May 21, 1997, a special meeting of shareholders of Dean Witter Balanced Growth Fund was held for the purpose of voting on four separate matters, the results of which are as follows:

(1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC., IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

        For.....................................................................   4,703,012
        Against.................................................................     183,166
        Abstain.................................................................     626,957

(2) ELECTION OF TRUSTEES:

Michael Bozic                               John R. Haire                             Michael E. Nugent

For...................   5,081,682          For...................   5,083,609        For...................   5,112,974
Withheld..............     431,453          Withheld..............     429,526        Withheld..............     400,161

Charles A. Fiumefreddo                      Wayne E. Hedien                           Philip J. Purcell

For...................   5,080,981          For...................   5,111,693        For...................   5,087,321
Withheld..............     432,154          Withheld..............     401,442        Withheld..............     425,814

Edwin J. Garn                               Dr. Manuel H. Johnson                     John L. Schroeder

For...................   5,111,136          For...................   5,112,742        For...................   5,110,102
Withheld..............     401,999          Withheld..............     400,393        Withheld..............     403,033


(3) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

        For.....................................................................   4,585,824
        Against.................................................................     198,642
        Abstain.................................................................     728,669

(4) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

        For.....................................................................   4,878,597
        Against.................................................................      64,780
        Abstain.................................................................     569,758

DEAN WITTER BALANCED GROWTH FUND

PORTFOLIO OF INVESTMENTS July 31, 1997 (unaudited)

NUMBER OF
 SHARES                                           VALUE
-----------------------------------------------------------
              COMMON STOCKS (65.0%)
              Aerospace & Defense (2.5%)
  77,000      Raytheon Co. ................    $  4,302,375
                                               ------------

              Aluminum (2.6%)
  51,000      Aluminum Co. of America......       4,513,500
                                               ------------

              Automotive (5.1%)
 103,500      Ford Motor Co. ..............       4,230,563
  74,800      General Motors Corp. ........       4,628,249
                                               ------------
                                                  8,858,812
                                               ------------
              Banking (5.3%)
  82,000      Banc One Corp. ..............       4,602,250
  60,400      BankAmerica Corp. ...........       4,560,200
                                               ------------
                                                  9,162,450
                                               ------------
              Beverages - Soft Drinks
               (2.7%)
 118,000      PepsiCo Inc. ................       4,520,875
                                               ------------

              Chemicals (2.6%)
  67,400      Du Pont (E.I.) de Nemours &
               Co., Inc. ..................       4,511,588
                                               ------------

              Computer Equipment (2.5%)
  41,000      International Business
               Machines Corp. .............       4,335,750
                                               ------------

              Conglomerates (2.5%)
  92,000      Tenneco, Inc. ...............       4,289,500
                                               ------------

              Drugs & Healthcare (2.5%)
  55,000      Bristol-Myers Squibb Co. ....       4,314,063
                                               ------------

              Electric - Major (2.5%)
  60,500      General Electric Co. ........       4,246,344
                                               ------------

              Foods (2.6%)
  64,000      ConAgra, Inc. ...............       4,500,000
                                               ------------

              Machinery - Agricultural
               (2.5%)
  77,000      Deere & Co. .................       4,379,375
                                               ------------

NUMBER OF
 SHARES                                           VALUE
-----------------------------------------------------------

              Natural Gas (2.6%)
 117,000      Enron Corp. .................    $  4,438,688
                                               ------------

              Oil - Domestic (2.7%)
  62,500      Atlantic Richfield Co. ......       4,675,781
                                               ------------

              Paper & Forest Products
               (2.7%)
  74,000      Weyerhaeuser Co. ............       4,606,500
                                               ------------

              Railroads (2.8%)
  77,000      CSX Corp. ...................       4,754,750
                                               ------------

              Retail (2.7%)
  72,000      Dayton-Hudson Corp. .........       4,653,000
                                               ------------

              Retail - Department Stores (2.7%)
  82,000      May Department Stores Co. ...       4,581,750
                                               ------------

              Steel (2.6%)
 127,000      Timken Co. ..................       4,468,812
                                               ------------

              Telecommunications (2.6%)
  91,500      Sprint Corp. ................       4,529,250
                                               ------------

              Tobacco (2.4%)
  77,500      Fortune Brands, Inc. ........       2,746,406
  77,500      Gallaher Group PLC (ADR)
               (United Kingdom)*...........       1,390,156
                                               ------------
                                                  4,136,562
                                               ------------
              Utilities - Electric (5.3%)
 130,000      General Public Utilities
               Corp. ......................       4,509,375
 206,000      Unicom Corp. ................       4,673,625
                                               ------------
                                                  9,183,000
                                               ------------

              TOTAL COMMON STOCKS
              (Identified Cost $83,487,775)...  111,962,725
                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND

PORTFOLIO OF INVESTMENTS July 31, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN
THOUSANDS                                         VALUE
-----------------------------------------------------------
              U.S. GOVERNMENT & AGENCY
               OBLIGATIONS (37.5%)
$  3,000      Federal Home Loan Banks
              0.00% due 07/02/12...........    $    958,230
              Federal National Mortgage
               Assoc.
   1,839       6.00% due
               01/01/11 - 03/01/11.........       1,800,475
     933       6.50% due
               08/01/10 - 03/01/11.........         928,100
   3,000       6.50%**.....................       2,984,064
  11,744       7.00% due
               03/01/12 - 06/01/27.........      11,792,149
   1,000       7.00%**.....................         998,125
   7,736       7.50% due
               06/01/25 - 05/01/27.........       7,861,581
   2,000       7.50%**.....................       2,032,500
     839       8.00% due
               05/01/24 - 05/01/25.........         864,868
              Government National Mortgage
               Assoc.
   3,748       7.00% due
               07/15/23 - 01/15/27.........       3,748,668
   1,000       7.00%**.....................         997,500
   9,775       7.50% due
               06/15/24 - 06/15/27.........       9,946,426
   3,817       8.00% due
               04/15/26 - 08/15/26.........       3,941,413
   5,500      Resolution Funding Corp.
               Coupon Strips
               0.00% due
               04/15/04 - 01/15/08.........       3,235,885
   1,500      U.S. Treasury Coupon Strip
               0.00% due 11/15/04..........         970,170
   4,000      U.S. Treasury Strip
               0.00% due
               11/15/06 - 02/15/07.........       2,681,010
              U.S. Treasury Notes
   1,000       5.875% due 06/30/00.........       1,002,650
   5,000       6.00% due 08/31/97..........       5,000,200
   1,000       6.25% due 01/31/02..........       1,014,000
   1,000       6.375% due 03/31/01.........       1,017,140
     500       6.875% due 03/31/00.........         513,425
     400       7.125% due 02/29/00.........         412,840
                                               ------------

              TOTAL U.S. GOVERNMENT &
               AGENCY OBLIGATIONS
               (Identified Cost
               $63,785,995)................      64,701,419
                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                         VALUE
-----------------------------------------------------------

              SHORT-TERM INVESTMENT (1.0%)
              REPURCHASE AGREEMENT
$  1,667      The Bank of New York 5.75%
               due 08/01/97 (dated
               07/31/97; proceeds
               $1,667,216) (a)
               (Identified Cost
               $1,666,950).................    $  1,666,950
                                               ------------
                                                178,331,094
TOTAL INVESTMENTS
(Identified Cost $148,940,721)
(b)................................  103.5%


LIABILITIES IN EXCESS OF
OTHER ASSETS......................    (3.5)      (6,008,630)
                                     -----     ------------


NET ASSETS.........................  100.0%    $172,322,464
                                     =====     ============


---------------------

ADR    American Depository Receipt.
 *     Non-income producing security.
 **    Security was purchased on a forward commitment
       basis with an approximate principal amount and no
       definite maturity date; the actual principal
       amount and maturity date will be determined upon
       settlement.
(a)    Collateralized by $391,631 Federal Home Loan
       Banks 6.685% due 08/05/97 valued at $399,136,
       $176,793 U.S. Treasury Bill 0.00% due 06/25/98
       valued at $168,521, $500,000 U.S. Treasury Note
       7.875% due 11/15/04 valued at $562,067 and
       $550,000 U.S. Treasury Note 6.25% due 08/31/00
       valued at $570,565.
(b)    The aggregate cost for federal income tax
       purposes approximates identified cost. The
       aggregate gross unrealized appreciation is
       $29,521,298 and the aggregate gross unrealized
       depreciation is $130,925, resulting in net
       unrealized appreciation of $29,390,373.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1997 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $148,940,721)..........    $178,331,094
Receivable for:
   Investments sold......................         882,039
   Shares of beneficial interest sold....         658,260
   Interest..............................         440,497
   Dividends.............................         258,750
Deferred organizational expenses.........          90,273
Prepaid expenses and other assets........          63,058
                                             ------------
   TOTAL ASSETS..........................     180,723,971
                                             ------------
LIABILITIES:
Payable for:
   Investments purchased.................       7,990,483
   Shares of beneficial interest
    repurchased..........................         144,967
   Plan of distribution fee..............         140,115
   Investment management fee.............          84,074
Accrued expenses and other payables......          41,868
                                             ------------
   TOTAL LIABILITIES.....................       8,401,507
                                             ------------
   NET ASSETS............................    $172,322,464
                                             ============
COMPOSITION OF NET ASSETS:
Paid-in-capital..........................    $139,897,958
Net unrealized appreciation..............      29,390,373
Accumulated undistributed net investment
 income..................................         424,929
Accumulated undistributed net realized
 gain....................................       2,609,204
                                             ------------
   NET ASSETS............................    $172,322,464
                                             ============
CLASS A SHARES:
Net Assets...............................        $195,923
Shares Outstanding (unlimited authorized,
 $.01 par value).........................          13,122
                                                   $14.93
   NET ASSET VALUE PER SHARE.............    ============
   MAXIMUM OFFERING PRICE PER SHARE
    (net asset value plus 5.54% of net
    asset value).........................          $15.76
CLASS B SHARES:
Net Assets...............................     $64,147,486
Shares Outstanding (unlimited authorized,
 $.01 par value).........................       4,296,460
                                                   $14.93
   NET ASSET VALUE PER SHARE.............    ============
CLASS C SHARES:
Net Assets...............................    $107,968,874
Shares Outstanding (unlimited authorized,
 $.01 par value).........................       7,234,358
                                                   $14.92
   NET ASSET VALUE PER SHARE.............    ============
CLASS D SHARES:
Net Assets...............................         $10,181
Shares Outstanding (unlimited authorized,
 $.01 par value).........................             682
                                                   $14.93
   NET ASSET VALUE PER SHARE.............    ============
STATEMENT OF OPERATIONS
For the six months ended July 31, 1997*
 (unaudited)
NET INVESTMENT INCOME:
INCOME
Interest.................................    $  1,697,905
Dividends................................       1,183,848
                                             ------------
   TOTAL INCOME..........................       2,881,753
                                             ------------
EXPENSES
Plan of distribution fee (Class B
 shares).................................           3,507
Plan of distribution fee (Class C
 shares).................................         672,941
Investment management fee................         410,981
Transfer agent fees and expenses.........          60,554
Registration fees........................          52,723
Professional fees........................          33,108
Shareholder reports and notices..........          21,178
Organizational expenses..................          16,846
Custodian fees...........................           8,787
Trustees' fees and expenses..............           6,697
Other....................................           1,992
                                             ------------
   TOTAL EXPENSES........................       1,289,314
                                             ------------
   NET INVESTMENT INCOME.................       1,592,439
                                             ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain........................       2,627,502
Net change in unrealized appreciation....      18,806,089
                                             ------------
   NET GAIN..............................      21,433,591
                                             ------------
NET INCREASE.............................    $ 23,026,030
                                             ============

---------------------

* Class A, Class B and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                          FOR THE SIX
                                                          MONTHS ENDED       FOR THE YEAR
                                                            JULY 31,            ENDED
                                                             1997*         JANUARY 31, 1997
-------------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.................................   $  1,592,439        $  1,873,391
Net realized gain.....................................      2,627,502           2,814,299
Net change in unrealized appreciation.................     18,806,089           6,423,885
                                                         ------------        ------------

    NET INCREASE......................................     23,026,030          11,111,575
                                                         ------------        ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income
  Class C shares......................................     (1,425,847)         (1,821,421)

Net realized gain
  Class C shares......................................     (1,089,898)         (1,797,082)
                                                         ------------        ------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS.................     (2,515,745)         (3,618,503)
                                                         ------------        ------------

Net increase from transactions in shares of beneficial
interest..............................................     32,396,192          64,326,927
                                                         ------------        ------------

    NET INCREASE......................................     52,906,477          71,819,999

NET ASSETS:
Beginning of period...................................    119,415,987          47,595,988
                                                         ------------        ------------
    END OF PERIOD
    (Including undistributed net investment income of
    $424,929 and $258,337, respectively)..............   $172,322,464        $119,415,987
                                                         ============        ============

---------------------

* Class A, Class B and Class D shares were issued July 28, 1997.

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS July 31, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Balanced Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth with reasonable current income. The Fund seeks to achieve its objective by investing in common stock of companies which have a record of paying dividends and have the potential for increasing dividends, securities convertible into common stock and in investment grade fixed income securities. The Fund was organized as a Massachusetts business trust on November 23, 1994 and the Fund commenced operations on March 28, 1995. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were acquired in exchange for shares of Funds for which Dean Witter InterCapital Inc. serves as Investment Manager ("Dean Witter Funds") offered with either a front-end sales charge or a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, have been designated as Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a Dean Witter Fund sold with a front-end sales charge, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class A shares and shares held prior to July 28, 1997 which were acquired in exchange for shares of a Dean Witter Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on

DEAN WITTER BALANCED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS July 31, 1997 (unaudited) continued

the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital, Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Distribution fees are charged directly to the respective class.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

DEAN WITTER BALANCED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS July 31, 1997 (unaudited) continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $171,000 of which approximately $141,000 have been reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares,

DEAN WITTER BALANCED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS July 31, 1997 (unaudited) continued

amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended July 31, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.99%, respectively.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended July 31, 1997 aggregated $51,938,659 and $12,571,569 respectively. Included in the aforementioned are purchases and sales of U.S. Government securities in the amount of $19,716,065 and $3,602,290, respectively.

For the six months ended July 31, 1997, the Fund incurred brokerage commissions of $18,310 with DWR for portfolio transactions executed on behalf of the Fund. At July 31, 1997, the Fund's receivable

DEAN WITTER BALANCED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS July 31, 1997 (unaudited) continued

for investments sold and payable for investments purchased included unsettled trades with DWR of $325,278 and $758,652, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 1997 the Fund had transfer agent fees and expenses payable of approximately $675.

5. SHARES OF BENEFICIAL INTEREST +

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE SIX
                                                                         MONTHS ENDED
                                                                         JULY 31, 1997                      FOR THE YEAR
                                                                  ---------------------------                   ENDED
                                                                                                          JANUARY 31, 1997
                                                                          (unaudited)                ---------------------------
                                                                    SHARES          AMOUNT             SHARES          AMOUNT
                                                                  ----------     ------------        ----------     ------------
CLASS A SHARES*
Sold..........................................................           760     $     11,154                --               --
                                                                  ----------     ------------        ----------     ------------
CLASS B SHARES*
Sold..........................................................        12,112          179,703                --               --
Redeemed......................................................       (46,268)        (684,916)               --               --
                                                                  ----------     ------------        ----------     ------------
Net decrease - Class B........................................       (34,156)        (505,213)               --               --
                                                                  ----------     ------------        ----------     ------------
CLASS C SHARES
Sold..........................................................     3,645,059       48,887,333         8,783,556     $108,772,818
Reinvestment of dividends and distributions...................       161,267        2,224,442           258,244        3,243,279
Redeemed......................................................    (1,408,935)     (18,231,540)       (3,853,609)     (47,689,170)
                                                                  ----------     ------------        ----------     ------------
Net increase - Class C........................................     2,397,391       32,880,235         5,188,191       64,326,927
                                                                  ----------     ------------        ----------     ------------
CLASS D SHARES*
Sold..........................................................           682           10,016                --               --
                                                                  ----------     ------------        ----------     ------------
Net increase in Fund..........................................     2,364,677     $ 32,396,192         5,188,191     $ 64,326,927
                                                                  ==========     ============        ==========     ============

---------------------
+ On July 28, 1997, 12,362 shares representing $181,608 were transferred to
  Class A and 4,330,616 shares representing $63,616,743 were transferred to Class B.
* For the period July 28, 1997 (issue date) through July 31, 1997.

DEAN WITTER BALANCED GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                           FOR THE SIX                            FOR THE PERIOD
                                                                           MONTHS ENDED       FOR THE YEAR       MARCH 28, 1995*
                                                                             JULY 31,            ENDED               THROUGH
                                                                             1997***        JANUARY 31, 1997     JANUARY 31, 1996
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................................      $  13.01           $  11.92             $  10.00
                                                                             --------           --------             --------
Net investment income..................................................          0.15               0.25                 0.31
Net realized and unrealized gain.......................................          2.00               1.33                 1.88
                                                                             --------           --------             --------
Total from investment operations.......................................          2.15               1.58                 2.19
                                                                             --------           --------             --------
Less dividends and distributions from:
   Net investment income...............................................         (0.14)             (0.27)               (0.27)**
   Net realized gain...................................................         (0.10)             (0.22)             --
                                                                             --------           --------             --------

Total dividends and distributions......................................         (0.24)             (0.49)               (0.27)
                                                                             --------           --------             --------
Net asset value, end of period.........................................      $  14.92           $  13.01             $  11.92
                                                                             ========           ========             ========
TOTAL INVESTMENT RETURN+...............................................         16.68%(1)          13.44%               22.13%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................................          1.88%(2)           1.92%(3)               --%(2)(3)
Net investment income..................................................          2.28%(2)           2.31%(3)             4.25%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands................................      $107,969           $119,416              $47,596
Portfolio turnover rate................................................             9%(1)             16%                   2%(1)
Average commission rate paid...........................................       $0.0548            $0.0516              --

---------------------
 * Commencement of operations.
** Includes a capital gain distribution of $0.004.
***Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were acquired in exchange for shares of Funds for which Dean Witter InterCapital Inc. serves as Investment Manager ("Dean Witter Funds") offered with either a front-end sales charge or a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, have been designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a Dean Witter Fund sold with a front-end sales charge, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class A shares and shares held prior to July 28, 1997 which were acquired in exchange for shares of a Dean Witter Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)Not annualized.
(2)Annualized.
(3)If the Investment Manager had not reimbursed expenses and waived the management fee, the annualized expense and net investment income ratios would have been 2.42% and 1.83%, respectively, for the period ended January 31, 1996, and 1.95% and 2.28%, respectively, for the year ended January 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND

                                                                                                                   FOR THE PERIOD
                                                                                                                   JULY 28, 1997*
                                                                                                                      THROUGH
                                                                                                                   JULY 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................................................................       $  14.69
                                                                                                                      --------
Net investment income..........................................................................................           0.01
Net realized and unrealized gain...............................................................................           0.23
                                                                                                                      --------
Total from investment operations...............................................................................           0.24
                                                                                                                      --------
Net asset value, end of period.................................................................................       $  14.93
                                                                                                                      ========

TOTAL INVESTMENT RETURN+.......................................................................................           1.63%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................................................................................           1.03%(2)
Net investment income..........................................................................................           7.70%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands........................................................................           $196
Portfolio turnover rate........................................................................................              9%(1)
Average commission rate paid...................................................................................        $0.0548

CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................................................................       $  14.69
                                                                                                                      --------
Net investment income..........................................................................................           0.01
Net realized and unrealized gain...............................................................................           0.23
                                                                                                                      --------
Total from investment operations...............................................................................           0.24
                                                                                                                      --------
Net asset value, end of period.................................................................................       $  14.93
                                                                                                                      ========

TOTAL INVESTMENT RETURN+.......................................................................................           1.63%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................................................................................           1.78%(2)
Net investment income..........................................................................................           6.93%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands........................................................................        $64,147
Portfolio turnover rate........................................................................................              9%(1)
Average commission rate paid...................................................................................        $0.0548

---------------------
 * The date the shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class C to obtain the historical per share data and ratio information of their shares.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)Not annualized.
(2)Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND

                                                                                                                   FOR THE PERIOD
                                                                                                                   JULY 28, 1997*
                                                                                                                      THROUGH
                                                                                                                   JULY 31, 1997
---------------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period...........................................................................       $  14.69
                                                                                                                      --------

Net investment income..........................................................................................           0.01

Net realized and unrealized gain...............................................................................           0.23
                                                                                                                      --------

Total from investment operations...............................................................................           0.24
                                                                                                                      --------

Net asset value, end of period.................................................................................       $  14.93
                                                                                                                      ========

TOTAL INVESTMENT RETURN+.......................................................................................           1.63%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................................................................................           0.78%(2)

Net investment income..........................................................................................           7.94%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands........................................................................            $10

Portfolio turnover rate........................................................................................              9%(1)

Average commission rate paid...................................................................................        $0.0548

---------------------
 *  The date the shares were first issued.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



DEAN WITTER
BALANCED
GROWTH FUND

[PHOTO]


Semiannual Report
July 31, 1997

                       DEAN WITTER BALANCED GROWTH FUND

                                    PART B
                     STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information relates to the shares of Dean Witter Balanced Growth Fund ("Dean Witter Balanced Growth") to be issued pursuant to an Agreement and Plan of Reorganization, dated November 6, 1997, between Dean Witter Balanced Growth and TCW/DW Balanced Fund ("TCW/DW Balanced") in connection with the acquisition by Dean Witter Balanced Growth of substantially all of the assets, subject to stated liabilities, of TCW/DW Balanced. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated December 29, 1997. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Dean Witter Balanced Growth at Two World Trade Center, New York, New York 10048 or by calling
(212) 392-2550 or (800) 526-3143 (TOLL FREE). Please retain this document for future reference.

  THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS DECEMBER 29, 1997.

                               TABLE OF CONTENTS

                                                               PAGE
INTRODUCTION................................................    B-3
ADDITIONAL INFORMATION ABOUT DEAN WITTER BALANCED GROWTH ...    B-3
FINANCIAL STATEMENTS........................................    B-4

                                 INTRODUCTION


   This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated December 29, 1997 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to TCW/DW Balanced shareholders in connection with the solicitation of proxies by the Board of Trustees of TCW/DW Balanced to be voted at the Special Meeting of shareholders of TCW/DW Balanced to be held on February 26, 1998. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Dean Witter Balanced Growth dated July 28, 1997 and the Statement of Additional Information of TCW/DW Balanced dated November 17, 1997.


           ADDITIONAL INFORMATION ABOUT DEAN WITTER BALANCED GROWTH

INVESTMENT OBJECTIVES AND POLICIES

   For additional information about Dean Witter Balanced Growth's investment objectives and policies, see "Investment Practices and Policies" and "Investment Restrictions" in Dean Witter Balanced Growth's Statement of Additional Information.

MANAGEMENT

   For additional information about the Board of Trustees, officers and management personnel of Dean Witter Balanced Growth, see "The Fund and its Management" and "Trustees and Officers" in Dean Witter Balanced Growth's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

   For additional information about Dean Witter Balanced Growth's investment manager, see "The Fund and its Management" in Dean Witter Balanced Growth's Statement of Additional Information. For additional information about Dean Witter Balanced Growth's independent auditors, see "Independent Accountants" in Dean Witter Balanced Growth's Statement of Additional Information. For additional information about other services provided to Dean Witter Balanced Growth, see "Custodian and Transfer Agent" and "Shareholder Services" in Dean Witter Balanced Growth's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

   For additional information about brokerage allocation practices, see "Portfolio Transactions and Brokerage" in Dean Witter Balanced Growth's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

   For additional information about the voting rights and other characteristics of the shares of Dean Witter Balanced Growth, see
"Description of Shares of the Fund" in Dean Witter Balanced Growth's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

   For additional information about the purchase and redemption of Dean Witter Balanced Growth's shares and the determination of net asset value, see "Purchase of Fund Shares," "Redemptions and Repurchases," "Financial Statements--January 31, 1997" and "Shareholder Services" in Dean Witter Balanced Growth's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

   For additional information about Dean Witter Balanced Growth's policies regarding dividends and distributions and tax matters affecting Dean Witter Balanced Growth and its shareholders, see "Dividends, Distributions and Taxes," and "Financial Statements--January 31, 1997" in Dean Witter Balanced Growth's Statement of Additional Information.

 DISTRIBUTION OF SHARES

   For additional information about Dean Witter Balanced Growth's distributor and the distribution agreement between Dean Witter Balanced Growth and its distributor, see "Purchase of Fund Shares" in Dean Witter Balanced Growth's Statement of Additional Information.

PERFORMANCE DATA

   For additional information about Dean Witter Balanced Growth's performance, see "Performance Information" in Dean Witter Balanced Growth's Statement of Additional Information.

                             FINANCIAL STATEMENTS

   Dean Witter Balanced Growth's most recent audited financial statements are set forth in Dean Witter Balanced Growth's Annual Report for the fiscal year ended January 31, 1997 and Dean Witter Balanced Growth's updated, unaudited financial statements are set forth in its Semi-Annual Report for the six month period ended July 31, 1997. Copies of both Reports accompany, and are incorporated by reference in, the Proxy Statement and Prospectus. TCW/DW Balanced's most recent audited financial statements are set forth in TCW/DW Balanced's Annual Report for the fiscal year ended September 30, 1997, which is incorporated by reference in the Proxy Statement and Prospectus.

                       DEAN WITTER BALANCED GROWTH FUND
                        PRO FORMA FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
                        SEPTEMBER 30, 1997 (UNAUDITED)

                                                                 DEAN WITTER          TCW/DW         PRO FORMA
                                                            BALANCED GROWTH FUND   BALANCED FUND    ADJUSTMENTS      COMBINED
                                                            -------------------- ---------------  -------------- --------------
ASSETS:
Investments in securities, at value (identified cost
 $147,723,284, $69,925,651 and $217,648,935, respectively)      $176,549,681        $89,810,606          --        $266,360,287
Cash ......................................................          291,171             36,023          --             327,194
Receivable for:
  Shares of beneficial interest sold ......................          703,514             40,424          --             743,938
  Interest ................................................          325,620            416,358          --             741,978
  Investments sold ........................................          286,678          3,689,310          --           3,975,988
  Dividends ...............................................          122,760             41,417          --             164,177
Deferred organizational expenses ..........................           84,596             38,484      $ (38,484)(1)       84,596
Prepaid expenses and other assets .........................          102,783             99,358          --             202,141
Receivable from affiliate .................................               48             --             38,484 (1)       38,532
                                                            -------------------- ---------------  -------------- --------------
  TOTAL ASSETS.............................................      178,466,851         94,171,980          --         272,638,831
                                                            -------------------- ---------------  -------------- --------------
LIABILITIES:
Payable for:
  Investments purchased ...................................          957,573             --              --             957,573
  Shares of beneficial interest repurchased ...............          382,015            227,470          --             609,485
  Plan of distribution fee ................................          152,849             82,622          --             235,471
  Investment management/advisory fee ......................           91,956             24,798          --             116,754
  Management fee ..........................................          --                  37,196          --              37,196
  Dividends and distributions to shareholders .............            7,916              2,534          --              10,450
Accrued expenses and other payables .......................           39,276             51,220          --              90,496
                                                            -------------------- ---------------  -------------- --------------
  TOTAL LIABILITIES........................................        1,631,585            425,840          --           2,057,425
                                                            -------------------- ---------------  -------------- --------------
  NET ASSETS...............................................     $176,835,266        $93,746,140          --        $270,581,406
                                                            ==================== ===============  ============== ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...........................................     $143,602,048        $66,491,685          --        $210,093,733
Net unrealized appreciation ...............................       28,826,397         19,884,955          --          48,711,352
Accumulated undistributed net investment income  ..........          225,007             65,565          --             290,572
Accumulated undistributed net realized gain ...............        4,181,814          7,303,935          --          11,485,749
                                                            -------------------- ---------------  -------------- --------------
  NET ASSETS...............................................     $176,835,266        $93,746,140          --        $270,581,406
                                                            ==================== ===============  ============== ==============
CLASS A SHARES:
Net Assets ................................................     $    490,119        $    45,619          --           $
   535,738
Shares Outstanding (unlimited authorized, $.01 par value)             32,677              3,335           (294)(2)       35,718
  NET ASSET VALUE PER SHARE................................           $15.00             $13.68          --              $15.00
                                                            ==================== ===============  ============== ==============
  MAXIMUM OFFERING PRICE PER SHARE
   (net asset value plus 5.54% of net asset value) ........           $15.83             $14.44          --              $15.83
                                                            ==================== ===============  ============== ==============
CLASS B SHARES:
Net Assets ................................................      $67,341,969         $5,478,596          --         $72,820,565
Shares Outstanding (unlimited authorized, $.01 par value)          4,490,470            400,498        (35,258)(2)    4,855,710
  NET ASSET VALUE PER SHARE................................           $15.00             $13.68          --              $15.00
                                                            ==================== ===============  ============== ==============
CLASS C SHARES:
Net Assets ................................................     $108,987,159        $88,211,844          --        $197,199,003
Shares Outstanding (unlimited authorized, $.01 par value)          7,269,750          6,448,320       (563,607)(2)   13,154,463
  NET ASSET VALUE PER SHARE................................           $14.99             $13.68          --              $14.99
                                                            ==================== ===============  ============== ==============
CLASS D SHARES:
Net Assets ................................................          $16,019            $10,081          --             $26,100
Shares Outstanding (unlimited authorized, $.01 par value)              1,068                737            (65)(2)        1,740
  NET ASSET VALUE PER SHARE................................           $15.00             $13.68          --              $15.00
                                                            ==================== ===============  ============== ==============

------------

(1) Reflects reclassification of unamortized organizational expenses which will be reimbursed by Dean Witter InterCapital Inc., an affiliate of the Fund's Manager.
(2) Represents the difference between total additional shares to be issued (see Note 2) and current TCW/DW Balanced Fund shares outstanding.

                 See Notes to Pro Forma Financial Statements

                       DEAN WITTER BALANCED GROWTH FUND
                        PRO FORMA FINANCIAL STATEMENTS
                           STATEMENT OF OPERATIONS
         FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1997* (UNAUDITED)


                                                                                                     PRO FORMA
                                                                 DEAN WITTER          TCW/DW        ADJUSTMENTS
                                                            BALANCED GROWTH FUND   BALANCED FUND     (NOTE 3)       COMBINED
                                                            -------------------- ---------------  -------------- ------------
NET INVESTMENT INCOME:
INCOME
Interest ..................................................      $ 3,248,659        $ 2,074,386          --       $ 5,323,045
Dividends (net of $0, $2,786 and $2,786 foreign
 withholding tax, respectively) ...........................        2,246,018            650,808          --         2,896,826
                                                            -------------------- ---------------  -------------- ------------
  TOTAL INCOME.............................................        5,494,677          2,725,194          --         8,219,871
                                                            -------------------- ---------------  -------------- ------------
EXPENSES
Plan of distribution fee (Class A Shares) .................            1,152                 13          --             1,165
Plan of distribution fee (Class B Shares) .................          245,923              9,461          --           255,384
Plan of distribution fee (Class C Shares) .................        1,069,225            908,897          --         1,978,122
Investment management/advisory fee ........................          795,220            278,270      $ 278,270 (1)  1,351,760
Management fee ............................................           --                417,405       (417,405)(1)     --
Transfer agent fees and expenses ..........................          106,747             92,831          6,500 (5)    206,078
Registration fees .........................................           85,750             19,989         (4,160)(2)    101,579
Professional fees .........................................           61,674             53,942        (53,942)(2)
                                                                                                        92,000 (5)    153,674
Shareholder reports and notices ...........................           47,766             48,833        (37,442)(2)
                                                                                                        65,000 (5)    124,157
Organizational expenses ...................................           33,971             35,648        (35,648)(3)     33,971
Custodian fees ............................................           19,543             17,593          --            37,136
Trustees' fees and expenses ...............................           12,805             32,966        (32,966)(2)     12,805
Other .....................................................            4,578              8,601         (1,376)(2)     11,803
                                                            -------------------- ---------------  -------------- ------------
  TOTAL EXPENSES...........................................        2,484,354          1,924,449       (193,969)     4,267,634
Less: amounts waived/reimbursed ...........................           (2,200)            --              2,200 (4)     --
                                                            -------------------- ---------------  -------------- ------------
  NET EXPENSES.............................................        2,482,154          1,924,449       (191,769)     4,267,634
                                                            -------------------- ---------------  -------------- ------------
  NET INVESTMENT INCOME....................................        3,012,523            800,745        191,769      3,952,237
                                                            -------------------- ---------------  -------------- ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .........................................        5,369,111          7,860,641          --        13,229,752
Net change in unrealized appreciation .....................       23,338,430          7,052,433          --        30,390,863
                                                            -------------------- ---------------  -------------- ------------
  NET GAIN.................................................       28,707,541         14,913,074          --        43,620,615
                                                            -------------------- ---------------  -------------- ------------
NET INCREASE...............................................      $31,720,064        $15,713,819      $ 191,769    $47,572,852
                                                            ==================== ===============  ============== ============



------------
 *     Class A, Class B and Class D shares were issued July 28, 1997.
(1) Reflects the elimination of the management fee of TCW/DW Balanced Fund and adjustment to the investment management/advisory fees of both Funds based on the surviving Fund's investment management fee schedule.
(2)    Reflects elimination of duplicate services or fees.
(3) Prepaid organizational expenses of the acquired Fund will not be assumed by the surviving Fund.
(4) Fee waivers and expense reimbursements would be eliminated due to the combined net asset level of the surviving Fund.
(5) Solicitation costs in connection with the reorganization, which will be borne by TCW/DW Balanced Fund, approximate $148,500. Other reorganization expenses, which will be borne by both Funds equally, approximate $15,000.


                 See Notes to Pro Forma Financial Statements

                       DEAN WITTER BALANCED GROWTH FUND
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                 (UNAUDITED)

1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at September 30, 1997 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended September 30, 1997, reflect the accounts of Dean Witter Balanced Growth Fund, ("Balanced Growth") and TCW/DW Balanced Fund ("Balanced").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Balanced in exchange for shares in Balanced Growth. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional shares of Balanced Growth which would have been issued on September 30, 1997 in connection with the proposed reorganization. Shareholders of Balanced would become shareholders of Balanced Growth, receiving shares of the corresponding class of Balanced Growth equal to the value of their holdings in Balanced. The amount of additional shares assumed to be issued was calculated based on the September 30, 1997 net assets of Balanced and the net asset value per share of Balanced Growth as follows:

 CLASS                     A         B             C             D
-------------------------  --------- ------------  ------------- ---------
Additional
Shares Issued                 3,041       365,240     5,884,713        672
-------------------------  --------- ------------  ------------- ---------
Balanced
Net Assets 9/30/97          $45,619    $5,478,596   $88,211,844    $10,081
-------------------------  --------- ------------  ------------- ---------
Net Asset Value Per Share
Balanced Growth             $ 15.00    $    15.00   $     14.99    $ 15.00
-------------------------  --------- ------------  ------------- ---------


3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees of the combined Fund are based on the fee schedule in effect for Balanced Growth at the combined level of average net assets for the twelve months ended September 30, 1997. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

                       DEAN WITTER BALANCED GROWTH FUND
         PRO FORMA PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1997
                                 (UNAUDITED)

                                                       DEAN WITTER                  TCW/DW
                                                   BALANCED GROWTH FUND          BALANCED FUND                COMBINED
                                                -------------------------- ------------------------- -------------------------
                                                 NUMBER OF                  NUMBER OF                 NUMBER OF
                                                   SHARES        VALUE        SHARES       VALUE        SHARES       VALUE
                                                ----------- -------------  ----------- ------------  ----------- ------------
COMMON STOCKS (64.6%)
AIR TRANSPORT (1.4%)
AMR Corp.*.....................................      --           --           5,100     $  564,506      5,100    $   564,506
Delta Air Lines, Inc...........................      --           --          19,900      1,874,331     19,900      1,874,331
UAL Corp.*.....................................      --           --          16,300      1,379,387     16,300      1,379,387
                                                            -------------              ------------              ------------
                                                                  --                      3,818,224                 3,818,224
                                                            -------------              ------------              ------------
AIRCRAFT & AEROSPACE (3.3%)
Boeing Co. ....................................      --           --          38,800      2,112,175     38,800      2,112,175
Raytheon Co. ..................................    77,000     $4,552,625        --           --         77,000      4,552,625
United Technologies Corp.......................      --           --          28,300      2,292,300     28,300      2,292,300
                                                            -------------              ------------              ------------
                                                               4,552,625                  4,404,475                 8,957,100
                                                            -------------              ------------              ------------
ALUMINUM (1.7%)
Aluminum Co. of America........................    57,000      4,674,000        --           --         57,000      4,674,000
                                                            -------------              ------------              ------------
AUTO PARTS -ORIGINAL EQUIPMENT (1.2%)
Lear Corp.*....................................      --           --          34,900      1,718,825     34,900      1,718,825
Magna International, Inc. (Class A)(Canada)+ ..      --           --          20,400      1,410,150     20,400      1,410,150
                                                            -------------              ------------              ------------
                                                                  --                      3,128,975                 3,128,975
                                                            -------------              ------------              ------------
AUTOMOTIVE (4.3%)
Ford Motor Co..................................   100,500      4,547,625      53,700      2,429,925    154,200      6,977,550
General Motors Corp. ..........................    69,000      4,618,688        --           --         69,000      4,618,688
                                                            -------------              ------------              ------------
                                                               9,166,313                  2,429,925                11,596,238
                                                            -------------              ------------              ------------
BANKING (3.4%)
Banc One Corp..................................    82,000      4,576,625        --           --         82,000      4,576,625
BankAmerica Corp...............................    61,700      4,523,381        --           --         61,700      4,523,381
                                                            -------------              ------------              ------------
                                                               9,100,006                     --                     9,100,006
                                                            -------------              ------------              ------------
BANKS (0.7%)
Citicorp.......................................      --           --          14,900      1,995,669     14,900      1,995,669
                                                            -------------              ------------              ------------
BEVERAGES -SOFT DRINKS (2.3%)
PepsiCo, Inc...................................   117,000      4,745,812      36,200      1,468,362    153,200      6,214,174
                                                            -------------              ------------              ------------
BROADCAST MEDIA (0.6%)
Westinghouse Electric Corp.....................      --           --          59,832      1,619,203     59,832      1,619,203
                                                            -------------              ------------              ------------
BROKERAGE (0.7%)
Merrill Lynch & Co., Inc.......................      --           --          24,100      1,787,919     24,100      1,787,919
                                                            -------------              ------------              ------------
CHEMICALS (1.6%)
Du Pont (E.I.) de Nemours & Co., Inc.  ........    71,000      4,370,937        --           --         71,000      4,370,937
                                                            -------------              ------------              ------------
COMMERCIAL SERVICES (0.5%)
Corrections Corp. of America*..................      --           --          33,400      1,452,900     33,400      1,452,900
                                                            -------------              ------------              ------------
COMPUTER EQUIPMENT (1.8%)
International Business Machines Corp. .........    46,000      4,873,125        --           --         46,000      4,873,125
                                                            -------------              ------------              ------------
COMMUNICATIONS -
 EQUIPMENT & SOFTWARE (1.0%)
Cisco Systems, Inc.*...........................      --           --          36,000      2,630,250     36,000      2,630,250
                                                            -------------              ------------              ------------
COMPUTER SOFTWARE (1.3%)
Microsoft Corp.*...............................      --           --          21,100      2,791,794     21,100      2,791,794
Oracle Corp.*..................................      --           --          17,000        619,438     17,000        619,438
                                                            -------------              ------------              ------------
                                                                  --                      3,411,232                 3,411,232
                                                            -------------              ------------              ------------

                                4

                       DEAN WITTER BALANCED GROWTH FUND
         PRO FORMA PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1997
                                 (UNAUDITED)

                                                       DEAN WITTER                  TCW/DW
                                                   BALANCED GROWTH FUND          BALANCED FUND                COMBINED
                                                -------------------------- ------------------------- -------------------------
                                                 NUMBER OF                  NUMBER OF                 NUMBER OF
                                                   SHARES        VALUE        SHARES       VALUE        SHARES       VALUE
                                                ----------- -------------  ----------- ------------  ----------- ------------
COMPUTERS -SYSTEMS (0.3%)
Tandy Corp. ...................................      --           --          24,000     $  807,000     24,000     $  807,000
                                                            -------------              ------------              ------------
DRUGS & HEALTHCARE (1.8%)
Bristol-Myers Squibb Co. ......................    56,000     $4,634,000        --           --         56,000      4,634,000
                                                            -------------              ------------              ------------
ELECTRICAL EQUIPMENT (0.4%)
Honeywell, Inc.................................      --           --          16,000      1,075,000     16,000      1,075,000
                                                            -------------              ------------              ------------
ELECTRIC -MAJOR (1.7%)
General Electric Co............................    66,000      4,492,125        --           --         66,000      4,492,125
                                                            -------------              ------------              ------------
ELECTRONICS -
 SEMICONDUCTORS/COMPONENTS (1.5%)
Intel Corp. ...................................      --           --          46,100      4,258,488     46,100      4,258,488
                                                            -------------              ------------              ------------
ENTERTAINMENT (0.5%)
Mirage Resorts, Inc.*..........................      --           --          41,200      1,241,150     41,200      1,241,150
                                                            -------------              ------------              ------------
FINANCIAL (0.5%)
Fannie Mae.....................................      --           --          32,200      1,513,400     32,200      1,513,400
                                                            -------------              ------------              ------------
FINANCIAL SERVICES (0.6%)
Associates First Capital Corp..................      --           --          24,300      1,512,675     24,300      1,512,675
                                                            -------------              ------------              ------------
FOODS (2.0%)
ConAgra, Inc...................................    65,000      4,290,000        --           --         65,000      4,290,000
Kellogg Co.....................................      --           --          23,600        994,150     23,600        994,150
                                                            -------------              ------------              ------------
                                                               4,290,000                                            5,284,150
                                                            -------------                                        ------------
HEALTHCARE -DIVERSIFIED (0.7%)
Warner-Lambert Co..............................      --           --          14,700      1,983,581     14,700      1,983,581
                                                            -------------              ------------              ------------
HEALTHCARE -DRUGS (1.0%)
Johnson & Johnson..............................      --           --          15,100        870,138     15,100        870,138
Lilly (Eli) & Co. .............................      --           --          15,900      1,918,931     15,900      1,918,931
                                                            -------------              ------------              ------------
                                                                  --                      2,789,069                 2,789,069
                                                            -------------              ------------              ------------
INDUSTRIALS (0.7%)
Caterpillar, Inc. .............................      --           --          35,200      1,898,600     35,200      1,898,600
                                                            -------------              ------------              ------------
INSURANCE BROKERS (0.5%)
Marsh & McLennan Companies, Inc................      --           --          19,400      1,486,525     19,400      1,486,525
                                                            -------------              ------------              ------------
MACHINERY -AGRICULTURE (1.7%)
Deere & Co.....................................    85,000      4,568,750        --           --         85,000      4,568,750
                                                            -------------              ------------              ------------
MANUFACTURING -DIVERSIFIED (1.7%)
Timken Co......................................   115,000      4,607,188        --           --        115,000      4,607,188
                                                            -------------              ------------              ------------
NATURAL GAS (3.3%)
Enron Corp. ...................................   117,000      4,504,500        --           --        117,000      4,504,500
Tenneco, Inc...................................    96,000      4,596,000        --           --         96,000      4,596,000
                                                            -------------              ------------              ------------
                                                               9,100,500                     --                     9,100,500
                                                            -------------              ------------              ------------
OFFICE EQUIPMENT & SUPPLIES (0.4%)
Xerox Corp. ...................................      --           --          12,000      1,010,250     12,000      1,010,250
                                                            -------------              ------------              ------------
OIL & GAS EXPLORATION (0.2%)
Canadian Natural Resources Ltd. (Canada)*+ ....      --           --          26,000        767,253     26,000        767,253
                                                            -------------              ------------              ------------

                                5

                       DEAN WITTER BALANCED GROWTH FUND
         PRO FORMA PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1997
                                 (UNAUDITED)

                                                       DEAN WITTER                  TCW/DW
                                                   BALANCED GROWTH FUND          BALANCED FUND                COMBINED
                                                -------------------------- ------------------------- -------------------------
                                                 NUMBER OF                  NUMBER OF                 NUMBER OF
                                                   SHARES        VALUE        SHARES       VALUE        SHARES       VALUE
                                                ----------- -------------  ----------- ------------  ----------- ------------
OIL -DOMESTIC (2.0%)
Amoco Corp.....................................      --           --           6,800    $   655,350      6,800    $    655,350
Atlantic Richfield Co..........................    55,000    $  4,699,063       --           --         55,000       4,699,063
                                                            -------------              ------------              ------------
                                                                4,699,063                   655,350                  5,354,413
                                                            -------------              ------------              ------------
PAPER & FOREST PRODUCTS (1.6%)
Weyerhaeuser Co. ..............................    75,000       4,453,125       --           --         75,000       4,453,125
                                                            -------------              ------------              ------------
PUBLISHING (0.7%)
Time Warner, Inc. .............................      --           --          33,900      1,836,956     33,900       1,836,956
                                                            -------------              ------------              ------------
RAILROADS (2.3%)
Burlington Northern Santa Fe Corp. ............      --           --          17,800      1,719,925     17,800       1,719,925
CSX Corp. .....................................    77,000       4,504,500       --           --         77,000       4,504,500
                                                            -------------              ------------              ------------
                                                                4,504,500                 1,719,925                  6,224,425
                                                            -------------              ------------              ------------
RETAIL (3.3%)
Dayton-Hudson Corp. ...........................    72,000       4,315,500       --           --         72,000       4,315,500
May Department Stores Co.......................    84,000       4,578,000       --           --         84,000       4,578,000
                                                            -------------              ------------              ------------
                                                                8,893,500                    --                      8,893,500
                                                            -------------              ------------              ------------
RETAIL -SPECIALTY (0.9%)
Home Depot, Inc. ..............................      --           --          45,800      2,387,325     45,800       2,387,325
                                                            -------------              ------------              ------------
SOAP & HOUSEHOLD PRODUCTS (0.8%)
Procter & Gamble Co............................      --           --          30,800      2,127,125     30,800       2,127,125
                                                            -------------              ------------              ------------
TELECOMMUNICATIONS (2.2%)
Lucent Technologies, Inc.......................      --           --          11,700        952,088     11,700         952,088
Sprint Corp. ..................................    97,500       4,875,000       --           --         97,500       4,875,000
                                                            -------------              ------------              ------------
                                                                4,875,000                   952,088                  5,827,088
                                                            -------------              ------------              ------------
TOBACCO (2.1%)
Fortune Brands, Inc............................    77,500       2,610,781       --           --         77,500       2,610,781
Gallaher Group PLC (ADR)(United Kingdom) ......    77,500       1,487,031       --           --         77,500       1,487,031
Philip Morris Companies, Inc...................      --           --          40,000      1,662,500     40,000       1,662,500
                                                            -------------              ------------              ------------
                                                                4,097,812                 1,662,500                  5,760,312
                                                            -------------              ------------              ------------
UTILITIES -ELECTRIC (3.4%)
General Public Utilities Corp..................   130,000       4,663,750       --           --        130,000       4,663,750
Unicom Corp....................................   197,000       4,604,875       --           --        197,000       4,604,875
                                                            -------------              ------------              ------------
                                                                9,268,625                    --                      9,268,625
                                                            -------------              ------------              ------------
TOTAL COMMON STOCKS
 (Identified Cost $85,919,535, $41,432,833,
 and $127,352,368, respectively) ..............               113,967,006                60,825,544                174,792,550
                                                            -------------              ------------              ------------

                       DEAN WITTER BALANCED GROWTH FUND

         PRO FORMA PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1997
                                 (UNAUDITED)

                                                                 DEAN WITTER
                                                             BALANCED GROWTH FUND
                                                          --------------------------
                                                            PRINCIPAL
                                        COUPON  MATURITY     AMOUNT
                                         RATE     DATE    IN THOUSANDS     VALUE
                                        ------ ---------  ------------ ------------
CORPORATE BONDS (1.6%)
AIRCRAFT & AEROSPACE (0.0%)
Lockheed Martin Corp. .................  7.25%  05/15/06        --           --
AUTOMOTIVE (0.1%)
General Motors Corp. ..................  8.10   06/15/24        --           --
BANKS (0.1%)
Citicorp...............................  7.125  03/15/04        --           --
BEVERAGES -SOFT DRINKS (0.0%)
Coca-Cola Enterprises, Inc. ...........  7.88   02/01/02        --           --
CABLE &
 TELECOMMUNICATIONS (0.1%)
News America Holdings, Inc. ...........  8.50   02/15/05        --           --
FINANCIAL (0.4%)
Abbey National PLC (United Kingdom) ...  6.69   10/17/05        --           --
Associates Corp. of North America .....  6.25   03/15/99        --           --
Associates Corp. of North America  ....  5.25   03/30/00        --           --
Bear Stearns Companies, Inc. ..........  5.75   02/15/01        --           --
Comdisco, Inc..........................  6.50   04/30/99        --           --
General Electric Capital Corp..........  8.85   04/01/05        --           --
                                                                             --
FINANCIAL SERVICES (0.1%)
Ford Motor Credit Corp. ...............  8.20   02/15/02                     --
INDUSTRIALS (0.2%)
Caterpillar, Inc.......................  9.375  03/15/21        --           --
Praxair, Inc...........................  6.75   03/01/03        --           --
Raytheon Co............................  6.45   08/15/02        --           --
                                                                             --
OIL & GAS PRODUCTS (0.1%)
BP America, Inc........................  9.375  11/01/00        --           --
RETAIL (0.1%)
Federated Department Stores, Inc.  ....  8.125  10/15/02        --           --
Wal-Mart Stores, Inc. .................  7.50   05/15/04        --           --
                                                                             --
TELEPHONES (0.1%)
MCI Communications Corp. ..............  6.95   08/15/06        --           --
TRANSPORTATION (0.1%)
Norfolk Southern Corp. ................  7.35   05/15/07        --           --
Union Pacific Corp.....................  7.875  02/15/02        --           --
                                                                             --
UTILITIES (0.2%)
Florida Power & Light Co. .............  7.05   12/01/26        --           --
Texas Utilities Electric Co. ..........  7.875  04/01/24        --           --
Union Electric Co. ....................  6.75   05/01/08        --           --
                                                                             --
TOTAL CORPORATE BONDS
 (Identified Cost $0, $4,224,945 and
 $4,224,945, respectively).............                                      --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                                                 TCW/DW
                                              BALANCED FUND               COMBINED
                                        ------------------------- -------------------------
                                          PRINCIPAL                 PRINCIPAL
                                           AMOUNT                    AMOUNT
                                        IN THOUSANDS     VALUE    IN THOUSANDS     VALUE
                                        ------------ -----------  ------------ -----------
CORPORATE BONDS (1.6%)
AIRCRAFT & AEROSPACE (0.0%)
Lockheed Martin Corp. .................     $100      $  103,870      $100      $  103,870
                                        ------------ -----------               -----------
AUTOMOTIVE (0.1%)
General Motors Corp. ..................      200         213,230       200         213,230
                                        ------------ -----------               -----------
BANKS (0.1%)
Citicorp...............................      200         205,306       200         205,306
                                        ------------ -----------               -----------
BEVERAGES -SOFT DRINKS (0.0%)
Coca-Cola Enterprises, Inc. ...........      100         105,951       100         105,951
                                        ------------ -----------               -----------
CABLE &
 TELECOMMUNICATIONS (0.1%)
News America Holdings, Inc. ...........      200         216,324       200         216,324
                                        ------------ -----------               -----------
FINANCIAL (0.4%)
Abbey National PLC (United Kingdom) ...      200         200,378       200         200,378
Associates Corp. of North America .....      150         150,685       150         150,685
Associates Corp. of North America  ....      100          97,878       100          97,878
Bear Stearns Companies, Inc. ..........      200         196,472       200         196,472
Comdisco, Inc..........................      200         201,398       200         201,398
General Electric Capital Corp..........      150         170,292       150         170,292
                                        ------------ -----------               -----------
                                                       1,017,103                 1,017,103
                                        ------------ -----------               -----------
FINANCIAL SERVICES (0.1%)
Ford Motor Credit Corp. ...............      150         160,176       150         160,176
                                        ------------ -----------               -----------
INDUSTRIALS (0.2%)
Caterpillar, Inc.......................      200         252,122       200         252,122
Praxair, Inc...........................      100         101,070       100         101,070
Raytheon Co............................      250         249,573       250         249,573
                                        ------------ -----------               -----------
                                                         602,765                   602,765
                                        ------------ -----------               -----------
OIL & GAS PRODUCTS (0.1%)
BP America, Inc........................      200         217,898       200         217,898
                                        ------------ -----------               -----------
RETAIL (0.1%)
Federated Department Stores, Inc.  ....      200         212,628       200         212,628
Wal-Mart Stores, Inc. .................      200         211,566       200         211,566
                                        ------------ -----------               -----------
                                                         424,194                   424,194
                                        ------------ -----------               -----------
TELEPHONES (0.1%)
MCI Communications Corp. ..............      200         204,742       200         204,742
                                        ------------ -----------               -----------
TRANSPORTATION (0.1%)
Norfolk Southern Corp. ................      100         104,105       100         104,105
Union Pacific Corp.....................      100         105,485       100         105,485
                                        ------------ -----------               -----------
                                                         209,590                   209,590
                                        ------------ -----------               -----------
UTILITIES (0.2%)
Florida Power & Light Co. .............      200         195,136       200         195,136
Texas Utilities Electric Co. ..........      200         206,222       200         206,222
Union Electric Co. ....................      200         201,624       200         201,624
                                        ------------ -----------               -----------
                                                         602,982                   602,982
                                        ------------ -----------               -----------
TOTAL CORPORATE BONDS
 (Identified Cost $0, $4,224,945 and
 $4,224,945, respectively).............                4,284,131                 4,284,131
                                                     -----------               -----------

                       DEAN WITTER BALANCED GROWTH FUND

         PRO FORMA PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1997
                                 (UNAUDITED)

                                                                 DEAN WITTER
                                                             BALANCED GROWTH FUND
                                                          --------------------------
                                                            PRINCIPAL
                                        COUPON  MATURITY     AMOUNT
                                         RATE     DATE    IN THOUSANDS     VALUE
                                        ------ ---------  ------------ ------------
U.S. GOVERNMENT AGENCY & OBLIGATIONS (30.1%)
Federal Home Loan Banks ...............  0.00%  07/02/12     $ 3,000    $   964,050
Federal Home Loan Mortgage Corp.  .....  7.50   06/01/11        --           --
Federal Home Loan Mortgage Corp.  .....  7.50   08/01/11        --           --
Federal Home Loan Mortgage Corp.  .....  7.00   03/01/17        --           --
Federal Home Loan Mortgage Corp.  .....  7.00   08/01/25        --           --
Federal Home Loan Mortgage Corp.  .....  8.00   06/01/26        --           --
Federal National Mortgage Assoc.  .....  7.40   07/01/04        --           --
Federal National Mortgage Assoc.  .....  6.40   09/27/05        --           --
Federal National Mortgage Assoc.  .....  6.00   10/01/00-
                                                03/01/11       4,756      4,663,256
Federal National Mortgage Assoc.
 (ARM).................................  6.109  05/01/27        --           --
Federal National Mortgage Assoc.  .....  6.50   08/01/10-
                                                07/01/12       3,907      3,879,211
Federal National Mortgage Assoc.  .....  7.00   03/01/12-
                                                08/01/27      12,644     12,670,931
Federal National Mortgage Assoc.  .....  7.50   06/01/25-
                                                09/01/27       9,649      9,808,686
Federal National Mortgage Assoc.  .....  8.00   05/01/24-
                                                05/01/25         833        859,616
Government National Mortgage Assoc. ...  7.00   07/15/23-
                                                07/20/27       4,630      4,620,402
Government National Mortgage Assoc. ...  7.50   06/15/24-
                                                06/15/27       9,683      9,846,263
Government National Mortgage Assoc. ...  8.00   04/15/26-
                                                08/15/26       3,784      3,911,339
Resolution Funding Corp. Coupon          0.00   04/15/04-
 Strips................................         01/15/08       5,500      3,241,730
U.S. Treasury Coupon Strip.............  0.00   11/15/04-
                                                02/15/07       4,500      2,666,830
U.S. Treasury Bond..................... 12.00   08/15/13        --           --
U.S. Treasury Bond.....................  7.50   11/15/24        --           --
U.S. Treasury Bond.....................  6.50   11/15/26        --           --
U.S. Treasury Note.....................  5.50   11/15/98        --           --
U.S. Treasury Note.....................  5.875  01/31/99        --           --
U.S. Treasury Note.....................  6.375  04/30/99        --           --
U.S. Treasury Note.....................  6.00   08/15/99        --           --
U.S. Treasury Note.....................  7.125  02/29/00         400        411,216
U.S. Treasury Note.....................  6.875  03/31/00         500        511,660
U.S. Treasury Note.....................  5.875  06/30/00       1,000      1,000,420
U.S. Treasury Note.....................  6.375  03/31/01       1,000      1,013,130
U.S. Treasury Note.....................  6.25   01/31/02       1,000      1,009,460
U.S. Treasury Note.....................  6.25   02/15/03        --           --
U.S. Treasury Note.....................  7.875  11/15/04        --           --
U.S. Treasury Note.....................  5.875  11/15/05        --           --
                                                                       ------------
TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS
 (Identified Cost $60,299,274,
 $20,262,618 and $80,561,892,
 respectively) ........................                                  61,078,200
                                                                       ------------


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                 TCW/DW
                                              BALANCED FUND               COMBINED
                                        ------------------------- -------------------------
                                          PRINCIPAL                 PRINCIPAL
                                           AMOUNT                    AMOUNT
                                        IN THOUSANDS     VALUE    IN THOUSANDS     VALUE
                                        ------------ -----------  ------------ -----------
U.S. GOVERNMENT AGENCY & OBLIGATIONS (30.1%)
Federal Home Loan Banks ...............      --            --        $ 3,000    $   964,050
Federal Home Loan Mortgage Corp.  .....    $1,424     $ 1,457,342      1,424      1,457,342
Federal Home Loan Mortgage Corp.  .....       642         656,829        642        656,829
Federal Home Loan Mortgage Corp.  .....       995         997,446        995        997,446
Federal Home Loan Mortgage Corp.  .....     1,802       1,797,198      1,802      1,797,198
Federal Home Loan Mortgage Corp.  .....       458         472,725        458        472,725
Federal National Mortgage Assoc.  .....       575         609,592        575        609,592
Federal National Mortgage Assoc.  .....       880         883,890        880        883,890
Federal National Mortgage Assoc.  .....      --            --          4,756      4,663,256
Federal National Mortgage Assoc.
 (ARM).................................       378         391,444        378        391,444
Federal National Mortgage Assoc.  .....      --            --          3,907      3,879,211
Federal National Mortgage Assoc.  .....      --            --         12,644     12,670,931
Federal National Mortgage Assoc.  .....      --            --          9,649      9,808,686
Federal National Mortgage Assoc.  .....      --            --            833        859,616
Government National Mortgage Assoc. ...      --            --          4,630      4,620,402
Government National Mortgage Assoc. ...      --            --          9,683      9,846,263
Government National Mortgage Assoc. ...      --            --          3,784      3,911,339
Resolution Funding Corp. Coupon
 Strips................................      --            --          5,500      3,241,730
U.S. Treasury Coupon Strip.............      --            --          4,500      2,666,830
U.S. Treasury Bond.....................     1,730       2,493,120      1,730      2,493,120
U.S. Treasury Bond.....................     1,595       1,801,935      1,595      1,801,935
U.S. Treasury Bond.....................       290         291,917        290        291,917
U.S. Treasury Note.....................       350         349,202        350        349,202
U.S. Treasury Note.....................       155         155,268        155        155,268
U.S. Treasury Note.....................     4,380       4,420,296      4,380      4,420,296
U.S. Treasury Note.....................       965         967,992        965        967,992
U.S. Treasury Note.....................      --            --            400        411,216
U.S. Treasury Note.....................      --            --            500        511,660
U.S. Treasury Note.....................      --            --          1,000      1,000,420
U.S. Treasury Note.....................      --            --          1,000      1,013,130
U.S. Treasury Note.....................      --            --          1,000      1,009,460
U.S. Treasury Note.....................       850         858,271        850        858,271
U.S. Treasury Note.....................       820         901,475        820        901,475
U.S. Treasury Note.....................     1,120       1,099,179      1,120      1,099,179
                                        ------------ -----------               -----------
TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS
 (Identified Cost $60,299,274,
 $20,262,618 and $80,561,892,
 respectively) ........................                20,605,121                81,683,321
                                                      -----------               -----------

                       DEAN WITTER BALANCED GROWTH FUND

         PRO FORMA PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1997
                                 (UNAUDITED)



                                                                 DEAN WITTER
                                                             BALANCED GROWTH FUND
                                                          --------------------------
                                                            PRINCIPAL
                                        COUPON  MATURITY     AMOUNT
                                         RATE     DATE    IN THOUSANDS     VALUE
                                        ------ ---------  ------------ ------------
CANADIAN GOVERNMENT AGENCIES+ (0.2%)
Hydro-Quebec ..........................  9.40 % 02/01/21        --           --
Province of Manitoba ..................  6.875  09/15/02        --           --
Province of Ontario....................  6.00   02/21/06        --           --
                                                                       ------------
TOTAL CANADIAN GOVERNMENT AGENCIES
 (Identified Cost $0, $485,647 and
 $485,647, respectively)...............                                      --
                                                                       ------------
ASSET-BACKED SECURITY+ (0.3%)
Federal Housing Administration Burbank
 Gardens Retirement Center**
 (Identified Cost $0, $759,597 and
 $759,597, respectively)...............   7.50  02/01/32       --            --
                                                                       ------------
COLLATERALIZED MORTGAGE OBLIGATIONS+ (0.8%)
Bear Stearns Mortgage Securities, Inc.
 1997-2 A2.............................   6.50  04/28/24       --            --
Federal National Mortgage Assoc.
 1996-53 M.............................   6.50  12/18/11       --            --
Residential Funding Mortgage
 Securities, Inc.
 1993-S23 A8...........................   6.50  06/25/08       --            --
                                                                       ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (Identified Cost $0, $2,169,430 and
 $2,169,430, respectively).............                                      --
                                                                       ------------
SHORT-TERM INVESTMENTS (0.8%)
REPURCHASE AGREEMENTS
The Bank of New York
 (dated 09/30/97; proceeds $1,504,694
 and $590,667,
 respectively)(a)(Identified Cost
 $1,504,475, $590,581 and $2,095,056,     5.25
 respectively) ........................         10/01/97     $1,504    $  1,504,475
                                                                       ------------
TOTAL INVESTMENTS
 (Identified Cost $147,723,284,
 $69,925,651 and $217,648,935)(b)  ....   98.4%                         176,549,681
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES ..........................    1.6                              285,585
                                         -----                         ------------
NET ASSETS ............................  100.0%                        $176,835,266
                                                                       ============

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)


                                                 TCW/DW
                                              BALANCED FUND               COMBINED
                                        ------------------------- -------------------------
                                          PRINCIPAL                 PRINCIPAL
                                           AMOUNT                    AMOUNT
                                        IN THOUSANDS     VALUE    IN THOUSANDS     VALUE
                                        ------------ -----------  ------------ -----------
CANADIAN GOVERNMENT AGENCIES+ (0.2%)
Hydro-Quebec ..........................    $  200     $   247,734    $  200    $    247,734
Province of Manitoba ..................       150         153,527       150         153,527
Province of Ontario....................       100          96,819       100          96,819
                                        ------------  -----------               -----------
TOTAL CANADIAN GOVERNMENT AGENCIES
 (Identified Cost $0, $485,647 and
 $485,647, respectively)...............                   498,080                   498,080
                                        ------------  -----------               -----------
ASSET-BACKED SECURITY+ (0.3%)
Federal Housing Administration Burbank
 Gardens Retirement Center**
 (Identified Cost $0, $759,597 and
 $759,597, respectively)...............       782         784,048       782         784,048
                                        ------------  -----------               -----------
COLLATERALIZED MORTGAGE OBLIGATIONS+ (0.8%)
Bear Stearns Mortgage Securities, Inc.
 1997-2 A2.............................       600         582,885       600         582,885
Federal National Mortgage Assoc.
 1996-53 M.............................     1,000         946,666     1,000         946,666
Residential Funding Mortgage
 Securities, Inc.
 1993-S23 A8...........................       697         693,550       697         693,550
                                        ------------  -----------               -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (Identified Cost $0, $2,169,430 and
 $2,169,430, respectively).............                 2,223,101                 2,223,101
                                        ------------  -----------               -----------
SHORT-TERM INVESTMENTS (0.8%)
REPURCHASE AGREEMENTS
The Bank of New York
 (dated 09/30/97; proceeds $1,504,694
 and $590,667,
 respectively)(a)(Identified Cost
 $1,504,475, $590,581 and $2,095,056,
 respectively) ........................       591         590,581     2,095       2,095,056
                                        ------------  -----------               -----------
TOTAL INVESTMENTS
 (Identified Cost $147,723,284,
 $69,925,651 and $217,648,935)(b)  ....                89,810,606               266,360,287
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES ..........................                 3,935,534                 4,221,119
                                        ------------  -----------              ------------
NET ASSETS ............................               $93,746,140              $270,581,406
                                        ------------  ===========              ============

------------
Note: Percentages indicated parenthetically represent the percentage of net assets of the combined Fund.
ADR       American Depository Receipt.
ARM       Adjustable Rate Mortgage.
*         Non-income producing security.
**        Resale is restricted.
+ Securities are not within the scope of Balanced Growth's investment policies and will be sold prior to the merger.
(a) Collateralized by $1,147,500 U.S. Treasury Note 4.75% due 08/31/98 valued at $1,143,052 and $387,576 U.S. Treasury Note 5.625% due 11/30/00 valued at $391,512; and by $455,065 U.S. Treasury Bond 9.00% due 11/15/18 valued at $602,392, respectively.
(b) The aggregate cost for federal income tax purposes approximates identified cost.

                                       GROSS          GROSS            NET
                                    UNREALIZED      UNREALIZED     UNREALIZED
                                   APPRECIATION    DEPRECIATION   APPRECIATION
                                  -------------- --------------  --------------
Dean Witter Balanced Growth
 Fund............................   $28,969,248      $142,851      $28,826,397
                                  ============== ==============  ==============
TCW/DW Balanced Fund.............   $19,926,461      $ 41,506      $19,884,955
                                  ============== ==============  ==============
Combined.........................   $48,895,709      $184,357      $48,711,352
                                  ============== ==============  ==============

See Notes to Pro Forma Financial Statements

STATEMENT OF ADDITIONAL INFORMATION
JULY 28, 1997

                                                     DEAN WITTER
                                                     BALANCED GROWTH
                                                     FUND
-----------------------------------------------------------------------------

   Dean Witter Balanced Growth Fund (the "Fund") is an open-end diversified management investment company whose investment objective is to provide capital growth with a reasonable income return. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 60% of its total assets in a diversified portfolio of common stocks of companies with a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities convertible into common stock; and at least 25% of its total assets in investment grade fixed income securities such as corporate notes and bonds and in obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities. (See "Investment Practices and Policies.")

   A Prospectus for the Fund dated July 28, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter Balanced Growth Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------

The Fund and its Management.............   3
Trustees and Officers...................   6
Investment Practices and Policies ......  12
Investment Restrictions.................  21
Portfolio Transactions and Brokerage ...  22
The Distributor.........................  24
Determination of Net Asset Value .......  27
Purchase of Fund Shares.................  28
Shareholder Services....................  30
Redemptions and Repurchases.............  35
Dividends, Distributions and Taxes .....  36
Performance Information.................  38
Description of Shares of the Fund ......  39
Custodian and Transfer Agent ...........  39
Independent Accountants.................  40
Reports to Shareholders.................  40
Legal Counsel...........................  40
Experts ................................  40
Registration Statement..................  40
Financial Statements--January 31, 1997 .  41
Report of Independent Accountants  .....  51

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on November 23, 1994.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

   InterCapital is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter High Income Securities Trust, Dean Witter International SmallCap Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Mid-Cap Growth Fund, Dean Witter Global Asset Allocation Fund, Dean Witter National Municipal Trust, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Information Fund, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter Special Value Fund, InterCapital Quality Municipal Income Trust, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust and Municipal Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc.

is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Total Return Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and
(ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Pursuant to a Services Agreement between InterCapital and DWSC, a wholly-owned subsidiary of InterCapital, dated December 31, 1993, DWSC provides administrative services to the Dean Witter Funds. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on such date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.

   Expenses not expressly assumed by the Investment Manager under the Agreement or by Dean Witter Distributors Inc., the Distributor of the Fund's shares ("Distributors" or "the Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the Fund's daily net assets. During the period March 28, 1995 (commencement of operations) through January 31, 1996 and during a portion of the fiscal year ended January 31, 1997 (February 1, 1996-February 8, 1996), the Investment Manager had undertaken to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Agreement until such time as the Fund attained $50 million in net assets or until March 31, 1996, whichever occurred first. The Fund began paying fees on February 9, 1996 at which time the Fund attained $50 million in net assets. During the period ended January 31, 1996 and the fiscal year ended January 31, 1997, the Fund accrued to the Investment Manager total compensation in the amounts of $122,520 and $487,331, respectively, of which actual amounts payable after the waiver were $0 and $480,228, respectively.

   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Investment Manager paid the organizational expenses of the Fund of approximately $171,000 of which approximately $141,000 have been reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

   The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on January 25, 1995 and by InterCapital as the then sole shareholder on February 16, 1995. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Act"), or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Agreement has an initial term ending April 30, 1999, and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the investment management contract between the Investment Manager and the Fund is terminated, or if the affiliation between InterCapital and its parent is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------

   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with the 83 Dean Witter Funds and the 14 TCW/DW Funds are shown below:

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Michael Bozic (56)..........................  Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                       Corporation (since November, 1995); Director or Trustee
c/o Levitz Furniture Corporation              of the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.               Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                           1991-July, 1995); formerly variously Chairman, Chief
                                              Executive Officer, President and Chief Operating Officer
                                              (1987-1991) of the Sears Merchandise Group of Sears,
                                              Roebuck and Co.; Director of Eaglemark Financial
                                              Services, Inc., the United Negro College Fund and
                                              Weirton Steel Corporation.
Charles A. Fiumefreddo* (64)................  Chairman, Chief Executive Officer and Director of
Chairman, President,                          InterCapital, Distributors and DWSC; Executive Vice
Chief Executive Officer and Trustee           President and Director of DWR; Chairman, Director or
Two World Trade Center                        Trustee, President and Chief Executive Officer of the
New York, New York                            Dean Witter Funds; Chairman, Chief Executive Officer and
                                              Trustee of the TCW/DW Funds; Chairman and Director of
                                              Dean Witter Trust Company ("DWTC"); Director and/or
                                              officer of various MSDWD subsidiaries; formerly
                                              Executive Vice President and Director of Dean Witter,
                                              Discover & Co. (until February, 1993).
Edwin J. Garn (64)..........................  Director or Trustee of the Dean Witter Funds; formerly
Trustee                                       United States Senator (R-Utah)(1974-1992) and Chairman,
c/o Huntsman Corporation                      Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                              Salt Lake City, Utah (1972-1974); formerly Astronaut,
Salt Lake City, Utah                          Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (since January, 1993);
                                              Director of Franklin Quest (time management systems) and
                                              John Alden Financial Corp. (health insurance); member of
                                              the board of various civic and charitable organizations.
John R. Haire (72)..........................  Chairman of the Audit Committee and Chairman of the
Trustee                                       Committee of the Independent Directors or Trustees and
Two World Trade Center                        Director or Trustee of the Dean Witter Funds; Chairman
New York, New York                            of the Audit Committee and Chairman of the Committee of
                                              the Independent Trustees and Trustee of the TCW/DW
                                              Funds; formerly President, Council for Aid to Education
                                              (1978-1989) and Chairman and Chief Executive Officer of
                                              Anchor Corporation, an Investment Adviser (1964-1978);
                                              Director of Washington National Corporation (insurance).

                                6

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Wayne E. Hedien** (63)                        Retired; Director or Trustee of the Dean Witter Funds
Trustee                                       (commencing on September 1, 1997); Direc-tor of The PMI
c/o Gordon Altman Butowsky                    Group, Inc. (private mortgage insurance); Trustee and
    Weitzen Shalov & Wein                     Vice Chairman of The Field Museum of Natural History;
Counsel to the Independent Trustees           formerly associated with the Allstate Companies
114 West 47th Street                          (1966-1994), most recently as Chairman of The Allstate
New York, New York                            Corporation (March, 1993-December, 1994) and Chairman
                                              and Chief Executive Officer of its wholly-owned
                                              subsidiary, Allstate Insurance Company (July,
                                              1989-December, 1994); director of various other business
                                              and charitable organizations.
Dr. Manuel H. Johnson (48)..................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                       consulting firm; Co-Chairman and a founder of the Group
c/o Johnson Smick International, Inc.         of Seven Council (G7C), an international economic
1133 Connecticut Avenue, N.W.                 commission; Director or Trustee of the Dean Witter
Washington, DC                                Funds; Trustee of the TCW/DW Funds; Director of NASDAQ
                                              (since June, 1995) Director of Greenwich Capital
                                              Markets, Inc. (broker-dealer); Trustee of the Financial
                                              Accounting Foundation (oversight organization for the
                                              Financial Accounting Standards Board); formerly Vice
                                              Chairman of the Board of Governors of the Federal
                                              Reserve System (1986-1990) and Assistant Secretary of
                                              the U.S. Treasury (1982-1986).
Michael E. Nugent (61)......................  General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Director or Trustee of the Dean
c/o Triumph Capital, L.P.                     Witter Funds; Trustee of the TCW/DW Funds; formerly Vice
237 Park Avenue                               President, Bankers Trust Company and BT Capital
New York, New York                            Corporation (1984-1988); Director of various business
                                              organizations.
Philip J. Purcell* (53).....................  Chairman of the Board of Directors and Chief Executive
Trustee                                       Officer of MSDWD, DWR and Novus Credit Services Inc.;
1585 Broadway                                 Director of InterCapital, DWSC and Distributors;
New York, New York                            Director or Trustee of the Dean Witter Funds; Director
                                              and/or officer of various MSDWD subsidiaries.
John L. Schroeder (66)......................  Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                       Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky                    Utilities Company; formerly Executive Vice President and
 Weitzen Shalov & Wein                        Chief Investment Officer of the Home Insurance Company
Counsel to the Independent Trustees           (August, 1991-September, 1995).
114 West 47th Street
New York, New York

                                7

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Barry Fink (42).............................  Senior Vice President (since March, 1997) and Secretary
Vice President,                               and General Counsel (since February, 1997) of
Secretary and General Counsel                 InterCapital and DWSC; Senior Vice President (since
Two World Trade Center                        March, 1997) and Assistant Secretary and Assistant
New York, New York                            General Counsel (since February, 1997) of Distributors;
                                              Assistant Secretary of DWR (since August, 1996); Vice
                                              President, Secretary and General Counsel of the Dean
                                              Witter Funds and the TCW/DW Funds (since February,
                                              1997); previously First Vice President (June,
                                              1993-February, 1997), Vice President (until June, 1993)
                                              and Assistant Secretary and Assistant General Counsel of
                                              InterCapital and DWSC and Assistant Secretary of the
                                              Dean Witter Funds and the TCW/DW Funds.
Paul D. Vance (61)..........................  Senior Vice President of InterCapital; Vice President of
Vice President                                various Dean Witter Funds.
Two World Trade Center
New York, New York
Rajesh K. Gupta (37) .......................  Senior Vice President of InterCapital; Vice President of
Vice President                                various Dean Witter Funds.
Two World Trade Center
New York, New York
Thomas F. Caloia (51) ......................  First Vice President and Assistant Treasurer of
Treasurer                                     InterCapital and DWSC; Treasurer of the Dean Witter
Two World Trade Center                        Funds and the TCW/DW Funds.

New York, New York
------------
 * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.
** Mr. Hedien's term as Trustee will commence on September 1, 1997.

   In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, and Peter
M. Avelar, Kenton J. Hinchliffe, Mark Bavoso and Jonathan R. Page, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund, and Marilyn
K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso, a staff attorney with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees currently consists of eight (8) trustees; as noted above, Mr. Hedien's term will commence on September 1, 1997. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of June 30, 1997, the Dean Witter Funds had total net assets of approximately $87.9 billion and more than six million shareholders.

   Six Trustees and Mr. Hedien (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent accountants. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other Dean Witter Funds during the calendar year ended December 31, 1996, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table:

                        FUND COMPENSATION (ESTIMATED)

                                AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND
---------------------------  ---------------
Michael Bozic ..............      $1,900
Edwin J. Garn ..............       1,900
John R. Haire ..............       3,850
Dr. Manuel H. Johnson  .....       1,900
Michael E. Nugent...........       1,900
John L. Schroeder...........       1,900

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                             FOR SERVICE AS
                                                               CHAIRMAN OF
                                                              COMMITTEES OF    FOR SERVICE AS
                                                               INDEPENDENT      CHAIRMAN OF
                           FOR SERVICE                         DIRECTORS/      COMMITTEES OF      TOTAL CASH
                          AS DIRECTOR OR    FOR SERVICE AS    TRUSTEES AND      INDEPENDENT      COMPENSATION
                           TRUSTEE AND       TRUSTEE AND          AUDIT           TRUSTEES     FOR SERVICES TO
                         COMMITTEE MEMBER  COMMITTEE MEMBER COMMITTEES OF 82     AND AUDIT      82 DEAN WITTER
NAME OF                 OF 82 DEAN WITTER    OF 14 TCW/DW      DEAN WITTER    COMMITTEES OF 14   FUNDS AND 14
INDEPENDENT TRUSTEE           FUNDS             FUNDS             FUNDS         TCW/DW FUNDS     TCW/DW FUNDS
----------------------  ----------------- ----------------  ---------------- ----------------  ---------------
Michael Bozic .........      $138,850               --                --               --          $138,850
Edwin J. Garn .........       140,900               --                --               --           140,900
John R. Haire .........       106,400          $64,283          $195,450          $12,187           378,320
Dr. Manuel H. Johnson         137,100           66,483                --               --           203,583
Michael E. Nugent  ....       138,850           64,283                --               --           203,133
John L. Schroeder......       137,150           69,083                --               --           206,233

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the
Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                             ESTIMATED
                                                               RETIREMENT      ANNUAL
                                ESTIMATED                       BENEFITS      BENEFITS
                                 CREDITED                      ACCRUED AS       UPON
                                  YEARS          ESTIMATED      EXPENSES     RETIREMENT
                              OF SERVICE AT    PERCENTAGE OF     BY ALL       FROM ALL
                                RETIREMENT       ELIGIBLE       ADOPTING      ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION       FUNDS      FUNDS (2)
---------------------------  --------------- ---------------  ------------ ------------
Michael Bozic ..............        10             50.0%         $20,147      $ 51,325
Edwin J. Garn ..............        10             50.0           27,772        51,325
John R. Haire ..............        10             50.0           46,952       129,550
Dr. Manuel H. Johnson  .....        10             50.0           10,926        51,325
Michael E. Nugent ..........        10             50.0           19,217        51,325
John L. Schroeder...........         8             41.7           38,700        42,771

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund offers investors an opportunity to participate in a diversified portfolio of securities, consisting, under normal market conditions of at least 60% of its total assets in common stocks of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and securities convertible into common stocks; and at least 25% of its total assets in investment grade fixed-income securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities. The portfolio reflects an investment decision-making process developed by the Fund's Investment Manager.

   Zero Coupon Securities. A portion of the U.S. Government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. "Zero coupon" securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

   The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   Currently the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts of certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

OPTIONS AND FUTURES TRANSACTIONS

   The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same securities to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

   Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

   Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

   OTC Options. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

   Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date not later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

   The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such call not been written.

   During the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

   If a written call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

   Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.

   Covered Put Writing. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times, during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

   The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   Purchasing Call and Put Options. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equalling up to 5% of its total assets. The Fund may purchase call options only in order to close out a covered call position (see "Covered Call Writing" above). The purchase of a call option to effect a closing transaction on a call written over-the-counter may be a listed or OTC option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

   The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addi-tion, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

   Risks of Options Transactions. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

   The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   Futures Contracts. As stated in the Prospectus, the Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

   As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities falls, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Stock index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sales price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

   Index Futures Contracts. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

   Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Value Line Stock Index on the Kansas City Board of Trade and the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade.

   Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund. With respect to futures and options on futures contracts, segregated accounts will be maintained consisting of cash or liquid portfolio securities with a value (marked-to-market daily) equal to the dollar amount of the Fund's purchase or sale obligation under such contracts.

   Risks of Transactions in Futures Contracts and Related Options. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Investment Manager may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

   In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of stock price or interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

   There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

REPURCHASE AGREEMENTS

   When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of the collateral are not subject to any limits.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

   From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

WHEN, AS AND IF ISSUED SECURITIES

   The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

RULE 144A SECURITIES

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 10% of the Fund's net assets.

PORTFOLIO TURNOVER

   It is anticipated that the Fund's portfolio turnover rate will not exceed 100%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year. During the period ended January 31, 1996 and the fiscal year ended January 31, 1997, the portfolio turnover rates for the Fund were 2% and 16%, respectively.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions:
(i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

     1. Invest in securities of any issuer if, in the exercise of reasonable diligence, the Fund has determined that any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     3. Purchase or sell commodities except that the Fund may purchase or sell (write) futures contracts and related options.

     4. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     7. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (6). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     8. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above.

     9. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements.

     10. Make short sales of securities.

     11. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     13. Invest for the purpose of exercising control or management of any other issuer.

   In addition, the Fund, as a non-fundamental policy, will not invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------

   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

   Many of the Fund's portfolio transactions will occur primarily with issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the period March 28, 1995 (commencement of operations) through January 31, 1996 and the fiscal year ended January 31, 1997, the Fund paid a total of $27,484 and $63,397, respectively, in brokerage commissions.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services. During the fiscal year ended January 31, 1997, the Fund directed the payment of $18,745 in brokerage commissions in connection with transactions in the aggregate amount of $14,225,681 to brokers in connection with research services provided.

   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the period ended January 31, 1996 and the fiscal year ended January 31, 1997, the Fund did not effect any principal transactions with DWR.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund renumeration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by the amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the period ended January 31, 1996 and the fiscal year ended January 31, 1997, the Fund paid a total of $26,380 and $44,062, respectively, in brokerage commissions to DWR. During the fiscal year ended January 31, 1997, the brokerage commissions paid to DWR represented approximately 69.50% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 74.40% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

THE DISTRIBUTOR
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act ( the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Board.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus).

   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

   The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on January 25, 1995, and by InterCapital as the then sole shareholder of the Fund, on February 16, 1995. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. The Investment Manager had undertaken to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund attained $50 million in net assets or until March 31, 1996, whichever occurred first. The Fund began paying fees on February 9, 1996 at which time the Fund attained $50 million in net assets. During the fiscal year ended January 31, 1997, the Fund accrued to the Distributor under the Plan $812,219, of which the fee payable after the waiver that had been in effect prior to February 9, 1996 was $801,731. This amount represents amounts payable by Class C only; there were no Class A or Class B shares outstanding on such date.

   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

   With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

   With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives of record in all cases. In the case of retirement plans qualified under Section 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans are opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

   With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

   With respect to Class D shares other than shares held by participants in the InterCapital mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

   The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

   The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

   The Fund accrued $812,219 to the Distributor pursuant to the Plan, of which the fee payable after the waiver was $801,731, for its fiscal year ended January 31, 1997. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Fund for distribution was spent in approximately the following ways: (i) advertising--$-0-; (ii) printing and mailing prospectuses to other than current shareholders--$-0-; (iii) compensation to underwriters--$-0-; (iv) compensation to dealers--$-0-; (v) compensation to sales personnel--$-0-; and
(vi) other, which includes payments to DWR for expenses substantially all of which relate to compensation of sales personnel--$801,731. These amounts represent amounts paid by Class C only; there were no Class A or Class B shares outstanding on such date.

   At any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWSC, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   Under its terms, the Plan had an initial term ending April 30, 1995 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
-----------------------------------------------------------------------------

   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) on each day that the New York Stock Exchange. The New York Stock Exchange currently observes the following holidays: New Year's Day; Presidents Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

   Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

   The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust Company (the "Transfer Agent") fails to confirm the investor's represented holdings.

   Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

   If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

   At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

   In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

         YEAR SINCE
          PURCHASE             CDSC AS A PERCENTAGE
        PAYMENT MADE            OF AMOUNT REDEEMED
---------------------------  ------------------------
First ......................            5.0%
Second .....................            4.0%
Third ......................            3.0%
Fourth .....................            2.0%
Fifth ......................            2.0%
Sixth ......................            1.0%
Seventh and thereafter  ....            None


   The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund held by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997:

        YEAR SINCE
         PURCHASE            CDSC AS A PERCENTAGE
       PAYMENT MADE           OF AMOUNT REDEEMED
-------------------------  ------------------------
First ....................            2.0%
Second ...................            2.0%
Third ....................            1.0%
Fourth and thereafter ....            None

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

   Shares of the Fund held prior to July 28, 1997 that were acquired in exchange for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter National Municipal Trust or Dean Witter High Income Securities and have accordingly been designated Class B shares shall be subject to the lower CDSC schedule applicable to that fund unless (i) such shares are subsequently exchanged for shares of a fund with a higher CDSC schedule or (ii) having been exchanged for shares of an Exchange Fund (as defined below in "Shareholder Services -- Exchange Privilege") are re-exchanged back into the Fund. Under such circumstances, the CDSC schedule applicable to shares of the fund with the higher CDSC schedule acquired in the exchange will apply to redemptions of such fund's shares or, in the case of shares of any of the Exchange Funds acquired in an exchange and then subsequently re-exchanged back into the Fund, the CDSC schedule set forth in the above tables will apply to redemptions of any of such shares.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.

   Targeted Dividends. (Service Mark) In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter Balanced Growth Fund or in another Class of Dean Witter Balanced Growth Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

   EasyInvest. (Service Mark)   Shareholders may subscribe to EasyInvest, an
automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or the proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less then $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the share holder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, a shareholder may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter Balanced Growth Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean

Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or any CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in a CDSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or a CDSC Fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or of a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in a CDSC Fund. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

   When shares initially purchased in a Dean Witter Multi-Class Fund or in a CDSC Fund are exchanged for shares of a Dean Witter Multi-Class Fund, shares of a CDSC Fund, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were
(i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased. Shares of the Fund held prior to July 28, 1997 that were acquired in exchange for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter National Municipal Trust or Dean Witter High Income Securities shall be subject to the lower CDSC schedule applicable to that fund unless
(i) such shares are subsequently exchanged for shares of a fund with a higher CDSC schedule or (ii) having been exchanged for shares of an Exchange Fund are re-exchanged back into the Fund. Under such circumstances, the CDSC schedule applicable to the shares of the fund with the higher CDSC schedule acquired in the exchange will apply to redemptions of such fund's shares or, in the case of shares of any of the Exchange Funds acquired in an exchange and then subsequently re-exchanged back into the Fund, the Fund's CDSC schedule will apply to redemptions of any of such shares.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial investments of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of an Exchange Fund, pursuant to this Exchange Privilege and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

   Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   As discussed in the Prospectus under "Dividends, Distributions and Taxes," the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders at year-end will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax. Shareholders will increase their tax basis of Fund shares owned by an amount equal, under current law, to 65% of the amount of undistributed capital gains.

   The Fund, however, intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from the net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period generally must be met by the Fund and the shareholder.

   Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before the gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for taxes purposes, of an unrealized loss may result in a lesser amount of the Fund's realized gains being available for annual distribution.

   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than twelve months. Gains or losses on the sale of securities with a tax holding period of twelve months or less will be short-term gains or losses.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of its gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

   Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of capital but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Prior to July 28, 1997, the Fund offered only one Class of shares. Because all shares of the Fund held prior to such time (other than shares which were acquired in exchange for shares of Dean Witter Funds offered with either a front-end sales charge or a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated Class C shares, certain historical performance data may be restated to reflect the 1.0% CDSC imposed on most Class C shares redeemed within one year after purchase.

   Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield.

   The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The restated average annual total return for Class C shares of the Fund for the fiscal year ended January 31, 1997 was 12.44%. The actual average annual total return for the Fund for the same period was 13.44%. The actual average annual total return for the period March 28, 1995 (commencement of operations) through January 31, 1997 was 19.29%. Without the waiver of fees and assumption of expenses by the Investment Manager, the actual average annual total return for Class C shares since inception would have been 18.99%. The actual return figures are for Class C only; there were no other Classes of shares outstanding on such date.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described in the preceding paragraph, but without deduction for any applicable sales charge.

   In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's aggregate total return for the fiscal year ended January 31, 1997 and the fiscal period March 28, 1995 (commencement of operations) through January 31, 1997 were 13.44% and 38.54%, respectively. Without the waiver of fees and assumption of expenses by the Investment Manager, the aggregate total return since inception would have been 37.90%. These returns are for Class C only; there were no other Classes of shares outstanding on such date.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Class C shares of the Fund at inception would have grown to $13,854, $69,270 and $138,540, respectively, at January 31, 1997.

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES OF THE FUND
-----------------------------------------------------------------------------

   The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. On that date, Wayne E. Hedien was also elected as a Trustee of the Fund, with his term to commence on September 1, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not authorized any such additional series or classes of shares other than as set forth in the Prospectus.

   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent account-ants, will be sent to shareholders each year.

   The Fund's fiscal year ends on January 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------

   The annual financial statements of the Fund for the year ended January 31, 1997, which are included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS January 31, 1997

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (63.1%)
             Aerospace & Defense (2.6%)
   67,500    Raytheon Co. ....................................................  $ 3,096,562
                                                                              --------------
             Aluminum (2.5%)
   43,000    Aluminum Co. of America .........................................    2,967,000
                                                                              --------------
             Automotive (4.9%)
   91,000    Ford Motor Co. ..................................................    2,923,375
   50,000    General Motors Corp.  ...........................................    2,950,000
                                                                              --------------
                                                                                  5,873,375
                                                                              --------------
             Banking (5.3%)
   70,000    Banc One Corp.  .................................................    3,176,250
   28,300    BankAmerica Corp. ...............................................    3,158,987
                                                                              --------------
                                                                                  6,335,237
                                                                              --------------
             Beverages -Soft Drinks (2.7%)
   91,000    PepsiCo Inc. ....................................................    3,173,625
                                                                              --------------
             Chemicals (2.6%)
   28,500    Du Pont (E.I.) de Nemours & Co., Inc. ...........................    3,124,313
                                                                              --------------
             Computer Equipment (2.6%)
   19,800    International Business Machines Corp. ...........................    3,113,550
                                                                              --------------
             Conglomerates (2.5%)
   75,000    Tenneco, Inc. ...................................................    3,000,000
                                                                              --------------
             Drugs & Healthcare (2.6%)
   24,500    Bristol-Myers Squibb Co.  .......................................    3,111,500
                                                                              --------------
             Electric -Major (2.5%)
   29,500    General Electric Co. ............................................    3,038,500
                                                                              --------------
             Foods (2.6%)
   60,500    ConAgra, Inc. ...................................................    3,055,250
                                                                              --------------
             Machinery -Agricultural (2.6%)
   73,000    Deere & Co. .....................................................    3,120,750
                                                                              --------------
             Manufacturing -Diversified (2.7%)
   62,000    Timken Co. ......................................................    3,193,000
                                                                              --------------
             Natural Gas (2.6%)
   74,000    Enron Corp. .....................................................    3,052,500
                                                                              --------------
             Oil -Domestic (2.5%)
   23,000    Atlantic Richfield Co. ..........................................    3,041,750
                                                                              --------------
             Paper & Forest Products (2.5%)
   64,400    Weyerhaeuser Co. ................................................    2,930,200
                                                                              --------------
             Railroads (2.7%)
   66,000    CSX Corp. .......................................................    3,201,000
                                                                              --------------
             Retail (5.1%)
   82,500    Dayton-Hudson Corp. .............................................    3,104,063
   68,000    May Department Stores Co.  ......................................    3,026,000
                                                                              --------------
                                                                                  6,130,063
                                                                              --------------
             Telecommunications (2.6%)
   76,000    Sprint Corp. ....................................................  $ 3,097,000
                                                                              --------------
             Tobacco (2.6%)
   60,000    American Brands, Inc. ...........................................    3,060,000
                                                                              --------------
             Utilities -Electric (3.8%)
   88,500    General Public Utilities Corp.  .................................    2,964,750
   71,600    PG & E Corp.  ...................................................    1,628,900
                                                                              --------------
                                                                                  4,593,650
                                                                              --------------
             TOTAL COMMON STOCKS
             (Identified Cost $64,612,705) ...................................   75,308,825
                                                                              --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             U.S. GOVERNMENT & AGENCY
             OBLIGATIONS (33.7%)
             Federal National Mortgage Assoc.
   $1,931     6.00% due 01/01/11-03/01/11 ....................................   1,859,196
      966     6.50% due 08/01/10-03/01/11 ....................................     949,473
    3,906     7.00% due 07/01/25-01/01/26 ....................................   3,822,762
    4,820     7.50% due 06/01/25-01/01/27 ....................................   4,824,391
    1,000     7.50%* .........................................................   1,000,937
      881     8.00% due 05/01/24-05/01/25 ....................................     898,248
             Government National
              Mortgage Assoc.
    3,844     7.00% due 07/15/23-01/15/27 ....................................   3,761,514
    7,952     7.50% due 06/15/24-10/15/26 ....................................   7,969,266
    3,921     8.00% due 04/15/26-08/15/26 ....................................   4,007,670
    5,500    Resolution Funding Corp.
              Coupon Strips
              0.00% due 04/15/04-01/15/08 ....................................   2,995,010
             U.S. Treasury Notes
    1,000     5.875% due 06/30/00  ...........................................     991,770
    1,000     6.25% due 01/31/02 .............................................     999,570
    1,000     6.375% due 03/31/01 ............................................   1,005,190
      500     6.50% due 04/30/97 .............................................     501,406
      400     6.625% due 03/31/97 ............................................     400,804
      500     6.875% due 03/31/00 ............................................     510,670
      400     7.125% due 02/29/00 ............................................     411,244
             U.S. Treasury Principal Strips
    1,000     0.00% due 11/15/97 .............................................     958,560
    4,500     0.00% due 11/15/04-02/15/07 ....................................   2,477,215
                                                                              --------------
              TOTAL U.S. GOVERNMENT & AGENCY
              OBLIGATIONS
              (Identified Cost $40,456,732)  .................................  40,344,896
                                                                              --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS January 31, 1997, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (3.4%)
             REPURCHASE AGREEMENT
   $4,027    The Bank of New York
               5.25% due 02/03/97
               (dated 01/31/97; proceeds
               $4,028,755; collateralized by
               $5,883,705 U.S. Treasury
               Strip 0.00% due 11/15/02
               valued at $4,107,533)
               (Identified Cost $4,026,993) ..................................  $4,026,993
                                                                              -------------

 TOTAL INVESTMENTS
(Identified Cost $109,096,430)
(a)...............................   100.2%   119,680,714
LIABILITIES IN EXCESS OF
OTHER ASSETS .....................    (0.2)      (264,727)
                                   -------- -------------
NET ASSETS........................   100.0%  $119,415,987
                                   ======== =============

------------

* Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $11,539,807 and the aggregate gross unrealized depreciation is $955,523, resulting in net unrealized appreciation of $10,584,284.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $109,096,430)......................................    $119,680,714
Receivable for:
 Shares of beneficial interest sold..................................       1,104,633
 Interest............................................................         243,312
 Dividends...........................................................         153,764
 Investments sold....................................................          89,397
Deferred organizational expenses ....................................         107,119
Receivable from affiliate ...........................................           6,830
Prepaid expenses and other assets ...................................          27,803
                                                                       --------------
  TOTAL ASSETS ......................................................     121,413,572
                                                                       --------------
LIABILITIES:
Payable for:
 Investments purchased...............................................       1,615,290
 Shares of beneficial interest repurchased...........................         158,327
 Plan of distribution fee............................................          96,964
 Investment management fee ..........................................          58,178
Accrued expenses and other payables .................................          68,826
                                                                       --------------
  TOTAL LIABILITIES..................................................       1,997,585
                                                                       --------------
NET ASSETS:
Paid-in-capital......................................................     107,501,766
Net unrealized appreciation .........................................      10,584,284
Accumulated undistributed net investment income......................         258,337
Accumulated undistributed net realized gain..........................       1,071,600
                                                                       --------------
  NET ASSETS ........................................................    $119,415,987
                                                                       ==============
NET ASSET VALUE PER SHARE,
 9,179,945 shares outstanding (unlimited shares authorized of $.01
 par value)..........................................................          $13.01
                                                                       ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended January 31, 1997

NET INVESTMENT INCOME:
INCOME
Interest..............................   $ 1,962,778
Dividends.............................     1,471,924
                                        ------------
  TOTAL INCOME .......................     3,434,702
                                        ------------
EXPENSES
Plan of distribution fee..............       812,219
Investment management fee.............       487,331
Transfer agent fees and expenses .....        63,006
Shareholder reports and notices  .....        54,615
Professional fees ....................        53,262
Registration fees ....................        46,419
Organizational expenses ..............        34,064
Custodian fees........................        19,243
Trustees' fees and expenses...........        11,791
Other.................................         4,910
                                        ------------
  TOTAL EXPENSES .....................     1,586,860
  LESS: AMOUNTS WAIVED/REIMBURSED  ...       (25,549)
                                        ------------
  NET EXPENSES .......................     1,561,311
                                        ------------
  NET INVESTMENT INCOME...............     1,873,391
                                        ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain.....................     2,814,299
Net change in unrealized
 appreciation.........................     6,423,885
                                        ------------
  NET GAIN............................     9,238,184
                                        ------------
NET INCREASE..........................   $11,111,575
                                        ============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE PERIOD
                                                          FOR THE YEAR    MARCH 28, 1995*
                                                              ENDED           THROUGH
                                                        JANUARY 31, 1997  JANUARY 31, 1996
------------------------------------------------------  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................   $  1,873,391      $   866,831
Net realized gain......................................      2,814,299           65,170
Net change in unrealized appreciation .................      6,423,885        4,160,399
                                                        ---------------- ----------------
  NET INCREASE.........................................     11,111,575        5,092,400
                                                        ---------------- ----------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .................................     (1,821,421)        (694,528)
Net realized gain......................................     (1,797,082)         (10,787)
                                                        ---------------- ----------------
  TOTAL................................................     (3,618,503)        (705,315)
                                                        ---------------- ----------------
Net increase from transactions in shares of beneficial
 interest..............................................     64,326,927       43,108,903
                                                        ---------------- ----------------
  NET INCREASE.........................................     71,819,999       47,495,988
NET ASSETS:
Beginning of period....................................     47,595,988          100,000
                                                        ---------------- ----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $258,337 and $172,303, respectively).................   $119,415,987      $47,595,988
                                                        ================ ================

------------

* Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Balanced Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth with reasonable current income. The Fund seeks to achieve its objective by investing in common stock of companies which have a record of paying dividends and have the potential for increasing dividends, securities convertible into common stock and in investment grade fixed income securities. The Fund was organized as a Massachusetts business trust on November 23, 1994 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on March 28, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued

mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund of approximately $171,000 of which approximately $141,000 have been reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager assumed all operating expenses and waived the compensation provided for in its Investment Management Agreement until the Fund had $50 million of net assets which occurred on February 9, 1996 . At January 31, 1997, included in the Statement of Assets and Liabilities is a receivable from an affiliate which represents expense reimbursements due to the Fund.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, its affiliates and other selected broker-dealers under the Plan: (1) compensation to, and expenses of, account executives of DWR and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares;
(3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 1.0% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year in excess of 1.0% will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended January 31, 1997, the distribution fee was accrued at the annual rate of 1.0%.

DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1997, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1997 aggregated $73,510,936 and $12,486,714, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $26,501,321 and $701,577, respectively.

For the year ended January 31, 1997, the Fund incurred brokerage commissions of $44,062 with DWR for portfolio transactions executed on behalf of the Fund. At January 31, 1997, the Fund's receivable for investments sold and payable for investments purchased included unsettled trades with DWR of $89,397 and $322,813, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 1997 the Fund had transfer agent fees and expenses payable of approximately $2,400.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                   FOR THE PERIOD
                                                      FOR THE YEAR                 MARCH 28, 1995*
                                                          ENDED                        THROUGH
                                                    JANUARY 31, 1997              JANUARY 31, 1996
                                              ----------------------------- -----------------------------
                                                  SHARES         AMOUNT         SHARES         AMOUNT
                                              ------------- --------------  ------------- --------------
Sold .........................................   8,783,556    $108,772,818    4,686,686     $50,974,046
Reinvestment of dividends and distributions ..     258,244       3,243,279       58,982         654,591
                                              ------------- --------------  ------------- --------------
                                                 9,041,800     112,016,097    4,745,668      51,628,637
Repurchased ..................................  (3,853,609)    (47,689,170)    (763,914)     (8,519,734)
                                              ------------- --------------  ------------- --------------
Net increase .................................   5,188,191    $ 64,326,927    3,981,754     $43,108,903
                                              ============= ==============  ============= ==============

------------

* Commencement of operations.

6. FEDERAL INCOME TAX STATUS

As of January 31, 1997, the Fund had permanent book/tax differences attributable to nondeductible organizational expenses. To reflect reclassifications arising from permanent book/tax differences for the year ended January 31, 1997, paid-in-capital was charged and accumulated undistributed net investment income was credited $34,064.

DEAN WITTER BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE PERIOD
                                           FOR THE YEAR    MARCH 28, 1995*
                                               ENDED           THROUGH
                                         JANUARY 31, 1997  JANUARY 31, 1996
---------------------------------------  ---------------- ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..      $ 11.92           $10.00
                                         ---------------- ----------------
Net investment income...................         0.25             0.31
Net realized and unrealized gain  ......         1.33             1.88
                                         ---------------- ----------------
Total from investment operations .......         1.58             2.19
                                         ---------------- ----------------
Less dividends and distributions from:
 Net investment income..................        (0.27)           (0.27)**
 Net realized gain......................        (0.22)            --
                                         ---------------- ----------------
Total dividends and distributions ......        (0.49)           (0.27)
                                         ---------------- ----------------
Net asset value, end of period..........      $ 13.01           $11.92
                                         ================ ================
TOTAL INVESTMENT RETURN+................        13.44%           22.13%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................         1.92%(3)           -- %(2)(3)
Net investment income...................         2.31%(3)         4.25%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................     $119,416          $47,596
Portfolio turnover rate.................           16%               2%(1)
Average commission rate paid............      $0.0516               --

------------
*      Commencement of operations.
**     Includes a capital gain distribution of $0.004.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Investment Manager had not reimbursed expenses and waived the management fee, the annualized expense and net investment income ratios would have been 2.42% and 1.83%, respectively, for the period ended January 31, 1996, and 1.95% and 2.28%, respectively, for the year ended January 31, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER BALANCED GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER BALANCED GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Balanced Growth Fund (the "Fund") at January 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 28, 1995 (commencement of operations) through January 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
March 10, 1997

-------------------------------------------------------------------------------
                     1997 FEDERAL TAX NOTICE (unaudited)

During the year ended January 31, 1997, the Fund paid to its shareholders
$0.10 per share from long-term capital gains. For such period, 50.2% of the income paid qualified for the dividends received deduction available to corporations.
-------------------------------------------------------------------------------

                                                              [LOGO]
                                                                        BALANCED
                                                                            FUND

STATEMENT OF ADDITIONAL INFORMATION


NOVEMBER 17, 1997


--------------------------------------------------------------------------------

TCW/DW Balanced Fund (the "Fund") is an open-end, diversified management investment company, whose investment objective is to achieve high total return through a combination of income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks and investment grade fixed-income securities. See "Investment Practices and Policies."


    A Prospectus for the Fund dated November 17, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


TCW/DW BALANCED FUND
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------


The Fund and its Management..........................................................          3

Trustees and Officers................................................................          6

Investment Practices and Policies....................................................         13

Investment Restrictions..............................................................         31

Portfolio Transactions and Brokerage.................................................         33

The Distributor......................................................................         34

Determination of Net Asset Value.....................................................         38

Purchase of Fund Shares..............................................................         39

Shareholder Services.................................................................         41

Repurchases and Redemptions..........................................................         45

Dividends, Distributions and Taxes...................................................         46

Performance Information..............................................................         47

Description of Shares................................................................         48

Custodian and Transfer Agent.........................................................         49

Independent Accountants..............................................................         49

Reports to Shareholders..............................................................         49

Legal Counsel........................................................................         49

Experts..............................................................................         49

Registration Statement...............................................................         49

Report of Independent Accountants....................................................         50

Financial Statements -- September 30, 1997...........................................         51

Appendix.............................................................................         68

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on March 2, 1993. The Fund is one of the TCW/DW Funds, which currently consist, in addition to the Fund, of TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Total Return Trust, TCW/ DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust and TCW/DW Strategic Income Trust.

THE MANAGER

    Dean Witter Services Company Inc. (the "Manager"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), a Delaware corporation. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager. (As hereinafter used in this Statement of Additional Information, the term "InterCapital" refers to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Manager and Adviser (see below), subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

    Pursuant to a management agreement (the "Management Agreement") with the Manager, the Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. Under the terms of the Management Agreement, the Manager also maintains certain of the Fund's books and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with the federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of the Fund's telephone service, heat, light, power and other utilities.


    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.45% to the Fund's daily net assets. While the total fees payable under the Management Agreement and the Advisory Agreement (described below) are higher than that paid by most other investment companies for similar services, the Board of Trustees determined that the total fees payable under the Management Agreement and the Advisory Agreement are reasonable in relation to the scope and quality of services to be provided thereunder. In this regard, in evaluating the Management Agreement and the Advisory Agreement, the Board of Trustees recognized that the Manager and the Adviser had, pursuant to an agreement described under the section entitled "The Adviser," agreed to a division as between themselves of the total fees necessary for the management of the business affairs of and the furnishing of investment advice to the Fund. Accordingly, in reviewing the Management Agreement and Advisory Agreement, the Board viewed as most significant the question as to whether the total fees payable under the Management and Advisory Agreements were in the aggregate reasonable in relation to the services to be provided thereunder. For the fiscal years ended September 30, 1995, September 30, 1996 and September 30, 1997, the Fund accrued to the Manager total compensation under the Management Agreement of $541,070, $442,975 and $417,405, respectively. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of its investors for any act or omission by the Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Manager from acting as manager to others.

    InterCapital paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has reimbursed InterCapital for such expenses of approximately $180,493. These expenses have been deferred and are being amortized by the Fund on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

    The Management Agreement was initially approved by the Trustees on June 4, 1994 and became effective on April 17, 1995. The Management Agreement replaced a prior management agreement in effect between the Fund and Dean Witter Services Company, Inc. which in turn replaced a prior management agreement in effect between the Fund and InterCapital, the parent company of the Manager. The nature and scope of services provided to the Fund, and the formula to determine fees paid by the Fund under the Management Agreement, are identical to those of the previous agreements. The Management Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund or by the Manager.

    Under its terms, the Management Agreement had an initial term ending April 30, 1995, and will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the Trustees of the Fund, including the vote of a majority of the Trustees of the Fund who are not parties to the Management or Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")), of any such party (the "Independent Trustees"). Most recent continuation of the Management Agreement for one year, until April 30, 1998, was approved by the Trustees, including a majority of the Independent Trustees, at their meeting on April 24, 1997.

THE ADVISER


TCW Funds Management, Inc. (the "Adviser") is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of September 30, 1997, the Adviser and its affiliates had approximately $50 billion under management or committed to management. The Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and is registered as an investment adviser under the Investment Advisers Act of 1940. In addition to the Fund, the Adviser serves as investment adviser to thirteen other TCW/DW
Funds: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust and TCW/DW Strategic Income Trust. The Adviser also serves as investment adviser to TCW Convertible Securities Fund, Inc., a closed-end investment company listed on the New York Stock Exchange, and to TCW Galileo Funds, Inc., an open-end investment company, and acts as adviser or sub-adviser to other investment companies.


    Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of TCW.

    Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Adviser, the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.30% to the Fund's daily net assets. For the fiscal years ended September 30, 1995, 1996 and 1997, the Fund accrued to the Adviser total compensation under the Advisory Agreement of $360,714, $295,317 and $278,270, respectively. The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.


    The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its Investors. The Advisory Agreement in no way restricts the Adviser from acting as investment adviser to others.

    The Advisory Agreement was initially approved by the Trustees on April 28, 1993 and by InterCapital as then sole shareholder on July 22, 1993. The Advisory Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Adviser. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

    Under its terms, the Advisory Agreement had an initial term ending April 30, 1995, and will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 24, 1997, the Board of Trustees, including all of the Independent Trustees, approved the most recent continuation of the Advisory Agreement until April 30, 1998.


    Expenses not expressly assumed by the Manager under the Management Agreement, by the Adviser under the Advisory Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a Class) pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions and securities transaction costs; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Manager or Adviser or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Manager or the Adviser (not including compensation or expenses of attorneys who are employees of the Manager or the Adviser) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


    DWR and TCW have entered into an Agreement for the purpose of creating, managing, administering and distributing a family of investment companies and other managed pooled investment vehicles offered on a retail basis within the United States. The Agreement contemplates that, subject to approval of the board of trustees or directors of a particular investment entity, DWR or its affiliates will provide management and distribution services and TCW or its affiliates will provide investment advisory services for each such investment entity.

The Agreement sets forth the terms and conditions of the relationship between TCW and its affiliates and DWR and its affiliates and the manner in which the parties will implement the creation and maintenance of the investment entities, including the parties' expectations as to respective allocation of fees to be paid by an investment entity to each party for the services to be provided to it by such party.

    The Fund has acknowledged that each of DWR and TCW owns its own name, initials and logo. The Fund has agreed to change its name at the request of either the Manager or the Adviser, or if the Management Agreement between the Manager and the Fund or the Advisory Agreement between the Adviser and the Fund is terminated.


    The following owned more than 5% of the outstanding Class A shares of the Fund on November 4, 1997: Dean Witter InterCapital Inc., Attn: Frank DeVito, Two World Trade Center, 71st Fl., New York, NY 10048-0203--51.8% and Dean Witter Reynolds, Inc., Custodian for Lorraine G. Levasseur, IRA Rollover, dated June 6, 1984, 17050 Traverse Circle, Jupiter, FL 33477-1212--48%.



    The following owned more than 5% of the outstanding Class D shares of the Fund on November 4, 1997: Dean Witter InterCapital Inc., Attn: Frank DeVito, Two World Trade Center, 71st Fl., New York, NY 10048-0203--99.8%.


TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Manager or the Adviser, and the affiliated companies of either, and with the 14 TCW/DW Funds and with the 83 investment companies of which InterCapital serves as investment manager or investment adviser (the "Dean Witter Funds"), are shown below.


       NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------------------  --------------------------------------------------------
John C. Argue (65)                                        Of Counsel, Argue Pearson Harbison & Myers (law firm);
Trustee                                                   Director, Avery Dennison Corporation (manufacturer of
c/o Argue Pearson Harbison & Myers                        self-adhesive products and office supplies) and CalMat
801 South Flower Street                                   Company (producer of aggregates, asphalt and ready mixed
Los Angeles, California                                   concrete); Chairman, The Rose Hills Foundation
                                                          (charitable foundation); advisory director, LAACO Ltd.
                                                          (owner and operator of private clubs and real estate);
                                                          director or trustee of various business and
                                                          not-for-profit corporations; Director, Coast Savings
                                                          Financial Inc. and Coast Federal Bank (a subsidiary of
                                                          Coast Savings Financial Inc.); Director, TCW Galileo
                                                          Funds, Inc.; Trustee of the TCW/DW Funds.

Richard M. DeMartini* (45)                                President and Chief Operating Officer of Dean Witter
Trustee                                                   Capital, a division of DWR; Director of DWR, the
Two World Trade Center                                    Manager, InterCapital, Distributors and Dean Witter
New York, New York                                        Trust FSB ("DWT"); Trustee of the TCW/DW Funds; formerly
                                                          Vice Chairman of the Board of the National Association
                                                          of Securities Dealers, Inc. and formerly Chairman of the
                                                          Board of Directors of the NASDAQ Market, Inc.

       NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------------------  --------------------------------------------------------
Charles A. Fiumefreddo* (64)                              Chairman, Chief Executive Officer and Director of the
Chairman of the Board, Chief                              Manager, InterCapital and Distributors; Executive Vice
 Executive Officer and Trustee                            President and Director of DWR; Chairman of the Board,
Two World Trade Center                                    Chief Executive Officer and Trustee of the TCW/DW Funds;
New York, New York                                        Chairman of the Board, Director or Trustee, President
                                                          and Chief Executive Officer of the Dean Witter Funds;
                                                          Chairman and Director of DWT; Director of various MSDWD
                                                          subsidiaries; formerly Executive Vice President and
                                                          Director of Dean Witter, Discover & Co. (until February,
                                                          1993).

John R. Haire (72)                                        Chairman of the Audit Committee and Chairman of the
Trustee                                                   Committee of Independent Trustees and Trustee of the
Two World Trade Center                                    TCW/DW Funds; Chairman of the Audit Committee and
New York, New York                                        Chairman of the Committee of Independent Directors or
                                                          Trustees of each of the Dean Witter Funds; formerly
                                                          President, Council for Aid to Education (1978-1989) and
                                                          Chairman and Chief Executive Officer of Anchor
                                                          Corporation, an Investment Adviser (1964-1978); Director
                                                          of Washington National Corporation (insurance).

Dr. Manuel H. Johnson (48)                                Senior Partner, Johnson Smick International, Inc., a
Trustee                                                   consulting firm; Co-Chairman and a founder of the Group
c/o Johnson Smick International, Inc.                     of Seven Council (G7C), an international economic
1133 Connecticut Avenue, N.W.                             commission; Director of NASDAQ (since June, 1995);
Washington, D.C.                                          Director of Greenwich Capital Markets, Inc.
                                                          (broker-dealer); Trustee of the Financial Accounting
                                                          Foundation (oversight organization of the Financial
                                                          Accounting Standards Board); formerly Vice Chairman of
                                                          the Board of Governors of the Federal Reserve System
                                                          (1986-1990) and Assistant Secretary of the U.S. Treasury
                                                          (1982-1986); Director or Trustee of the Dean Witter
                                                          Funds; Trustee of the TCW/DW Funds.

Thomas E. Larkin, Jr.* (58)                               Executive Vice President and Director, The TCW Group,
President and Trustee                                     Inc.; President and Director of Trust Company of the
865 South Figueroa Street                                 West; Vice Chairman and Director of TCW Asset Management
Los Angeles, California                                   Company; Chairman of the Adviser; President and Director
                                                          of TCW Galileo Funds, Inc.; Senior Vice President of TCW
                                                          Convertible Securities Fund, Inc.; Member of the Board
                                                          of Trustees of the University of Notre Dame; Director of
                                                          Orthopaedic Hospital of Los Angeles; President and
                                                          Trustee of the TCW/DW Funds.

       NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------------------  --------------------------------------------------------
Michael E. Nugent (61)                                    General Partner, Triumph Capital, L.P., a private
Trustee                                                   investment partnership; formerly Vice President, Bankers
c/o Triumph Capital, L.P.                                 Trust Company and BT Capital Corporation (1984-1988);
237 Park Avenue                                           Director of various business organizations; Director or
New York, New York                                        Trustee of the Dean Witter Funds; Trustee of the TCW/DW
                                                          Funds.

John L. Schroeder (67)                                    Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                                   Trustee of the TCW/DW Funds; formerly Executive Vice
c/o Gordon Altman Butowsky Weitzen                        President and Chief Investment Officer of the Home
 Shalov & Wein                                            Insurance Company (August, 1991-September, 1995).
Counsel to the Independent Trustees
114 West 47th Street
New York, New York

Marc I. Stern* (53)                                       President and Director, The TCW Group, Inc.; President
Trustee                                                   and Director of the Adviser; Vice Chairman and Director
865 South Figueroa Street                                 of TCW Asset Management Company; Executive Vice
Los Angeles, California                                   President and Director of Trust Company of the West;
                                                          Chairman and Director of the TCW Galileo Funds, Inc.;
                                                          Trustee of the TCW/DW Funds; Chairman of TCW Americas
                                                          Development, Inc.; Chairman of TCW Asia, Limited (since
                                                          January 1993); Chairman of TCW London International,
                                                          Limited (since March, 1993); formerly President of
                                                          SunAmerica, Inc. (financial services company); Director
                                                          of Qualcomm, Incorporated (wireless communications);
                                                          Director or Trustee of various not-for-profit
                                                          organizations.

Barry Fink (42)                                           Senior Vice President (since March, 1997) and Secretary
Vice President, Secretary                                 and General Counsel (since February, 1997) of the
  and General Counsel                                     Manager and InterCapital; Senior Vice President (since
Two World Trade Center                                    March, 1997) and Assistant Secretary and Assistant
New York, New York                                        General Counsel (since February, 1997) of Distributors;
                                                          Assistant Secretary of DWR (since August, 1996); Vice
                                                          President, Secretary and General Counsel of the Dean
                                                          Witter Funds and the TCW/DW Funds (since February,
                                                          1997); previously First Vice President (June,
                                                          1993-February, 1997), Vice President (until June, 1993)
                                                          and Assistant Secretary and Assistant General Counsel of
                                                          the Manager and InterCapital and Assistant Secretary of
                                                          the Dean Witter Funds and the TCW/DW Funds.

       NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------------------  --------------------------------------------------------
James A. Tilton (57)                                      Managing Director of the Adviser; Managing Director and
Vice President                                            member of the Equity Policy Committee of Trust Company
865 South Figueroa Street                                 of the West and TCW Asset Management Company; Chairman
Los Angeles, California                                   of the Board of Verdugo Hills Hospital and Chairman of
                                                          the Board of Councilors of the University of Southern
                                                          California School of Public Administration; director of
                                                          various other business organizations; Vice President of
                                                          TCW/ DW Core Equity Trust and TCW/DW Total Return Trust.

James M. Goldberg (52)                                    Managing Director of the Adviser; Managing Director and
Vice President                                            Chairman of the Fixed Income Policy Committee of Trust
865 South Figueroa Street                                 Company of the West and TCW Asset Management Company;
Los Angeles, California                                   Vice President of TCW/DW North American Government
                                                          Income Trust.

Thomas F. Caloia (51)                                     First Vice President and Assistant Treasurer of the
Treasurer                                                 Manager and InterCapital and Treasurer of the TCW/ DW
Two World Trade Center                                    Funds and the Dean Witter Funds.
New York, New York


------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.


    In addition, Robert M. Scanlan, President and Chief Operating Officer of the Manager and InterCapital, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of the Manager and InterCapital, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President, Chief Administrative Officer and Director of DWR and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, and Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and Director of DWT, are Vice Presidents of the Fund. Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Manager and InterCapital, and Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of the Manager and InterCapital, and Frank Bruttomesso and Todd Lebo, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Statement of Additional Information, there are a total of 14 TCW/ DW Funds. As of October 31, 1997, the TCW/DW Funds had total net assets of approximately $4.4 billion and approximately a quarter of a million shareholders.


    Five Trustees (56% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by MSDWD or TCW, the parent companies of Dean Witter Services Company Inc. and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "management Trustees") are affiliated with either Dean Witter Services Company Inc. or TCW. Four of the five independent Trustees are also Independent Trustees of the Dean Witter Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at the offices of the Manager or Adviser and some outside those offices. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    On July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The Chairman of the Committees maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as Chairman of the Committee of the Independent Trustees and the Audit Committee and Independent Director or Trustee of the Dean Witter Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW
FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

COMPENSATION OF INDEPENDENT TRUSTEES


    The Fund pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Fund. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.



    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended September 30, 1997.


                               FUND COMPENSATION


                                                                AGGREGATE
                                                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                   FROM THE FUND
------------------------------------------------------------  -------------
John C. Argue...............................................     $5,025
John R. Haire...............................................      7,375
Dr. Manuel H. Johnson.......................................      5,225
Michael E. Nugent...........................................      5,425
John L. Schroeder...........................................      5,425


    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 14 TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 82 Dean Witter Funds that were in operation at December 31, 1996, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo

Funds, Inc. is included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Adviser to that investment company.

                       CASH COMPENSATION FROM FUND GROUPS

                                                                                                FOR SERVICE
                                                                                                AS CHAIRMAN
                                                                                               OF COMMITTEES
                                                                             FOR SERVICES AS        OF
                                           FOR SERVICE AS                      CHAIRMAN OF      INDEPENDENT        TOTAL CASH
                                            DIRECTOR OR                       COMMITTEES OF     DIRECTORS/      COMPENSATION FOR
                          FOR SERVICE AS    TRUSTEE AND                        INDEPENDENT       TRUSTEES      SERVICES TO 82 DEAN
                           TRUSTEE AND       COMMITTEE      FOR SERVICE AS      TRUSTEES         AND AUDIT      WITTER FUNDS, 14
                            COMMITTEE       MEMBER OF 82     DIRECTOR OF        AND AUDIT      COMMITTEES OF    TCW/ DW FUNDS AND
NAME OF INDEPENDENT        MEMBER OF 14     DEAN WITTER      TCW GALILEO      COMMITTEES OF       82 DEAN      TCW GALILEO FUNDS,
TRUSTEE                    TCW/DW FUNDS        FUNDS         FUNDS, INC.     14 TCW/DW FUNDS   WITTER FUNDS           INC.
------------------------  --------------   --------------   --------------   ---------------   -------------   -------------------
John C. Argue...........     $66,483           --              $39,000           --                --               $105,483
John R. Haire...........      64,283          $106,400          --               $12,187         $195,450            378,320
Dr. Manuel H. Johnson...      66,483           137,100          --               --                --                203,583
Michael E. Nugent.......      64,283           138,850          --               --                --                203,133
John L. Schroeder.......      69,083           137,150          --               --                --                206,233

    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

---------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Dean Witter Funds for the year ended December 31, 1996, and the estimated retirement benefits for Messrs. Haire, Johnson, Nugent and Schroeder, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                 RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                                                           ESTIMATED
                                                                                              RETIREMENT     ANNUAL
                                                                                               BENEFITS     BENEFITS
                                                                ESTIMATED                     ACCRUED AS      UPON
                                                              CREDITED YEARS    ESTIMATED      EXPENSES    RETIREMENT
                                                              OF SERVICE AT     PERCENTAGE      BY ALL      FROM ALL
                                                                RETIREMENT     OF ELIGIBLE     ADOPTING     ADOPTING
NAME OF INDEPENDENT TRUSTEE                                    (MAXIMUM 10)    COMPENSATION     FUNDS       FUNDS(2)
------------------------------------------------------------  --------------   ------------   ----------   ----------
John R. Haire...............................................        10            50.0%        $46,952      $ 129,550
Dr. Manuel H. Johnson.......................................        10            50.0          10,926         51,325
Michael E. Nugent...........................................        10            50.0          19,217         51,325
John L. Schroeder...........................................         8            41.7          38,700         42,771

---------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES

    As discussed in the Prospectus, the Fund may invest in, among other securities, securities issued by the U.S. Government, its agencies or instrumentalities. Such securities include:

       (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

       (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

       (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

       (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

    Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

MORTGAGE-BACKED SECURITIES

    As discussed in the Prospectus, the Fund may invest in, among other securities, fixed-rate and adjustable rate mortgage-backed securities ("Mortgage-Backed Securities").

    There are currently three basic types of Mortgage-Backed Securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement.

    The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders such as banks, broker-dealers and financing corporations and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

    The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States, but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

    Certificates for Mortgage-Backed Securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

    ADJUSTABLE RATE MORTGAGE SECURITIES. As stated in the Prospectus, the Fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

    ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

    PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES. As stated in the Prospectus, the Fund may invest up to 5% of its net assets in collateralized mortgage obligations or "CMOs." CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on Mortgage-Backed Securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

    The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-Backed and Asset-Backed Securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity. The Fund may invest a portion of its assets in derivative Mortgage-Backed Securities such as Stripped Mortgage-Backed Securities which are highly sensitive to changes in prepayment and interest rates. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

    Mortgage-Backed and Asset-Backed Securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to Mortgage-Backed and Asset-Backed Securities.

    Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-Backed Securities, although less likely to experience the same prepayment rates as Mortgage-Backed Securities, may respond to certain of the same factors influencing prepayments, while at other times different factors, such as changes in credit use and payment patterns resulting from social, legal and economic factors, will predominate. Mortgage-Backed and Asset-Backed Securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

    There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. Government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, as stated above, the Fund will invest only in CMOs which are of investment grade or, if unrated, are determined to be of comparable quality. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

    Asset-Backed Securities involve certain risks that are not posed by Mortgage-Backed Securities, resulting mainly from the fact that Asset-Backed Securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

RISKS OF INTERNATIONAL INVESTING

    As stated in the Prospectus, the Fund may invest up to 25% of its total assets in foreign securities. Investments in foreign securities will occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign securities are not subject to the regulatory requirements of U.S. securities and, as such, there may be less publicly available information about such securities. Moreover, foreign securities are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. securities.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

    Investments in foreign securities also involve currency risks. Fluctuations in the relative rates of exchange among the currencies involved will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

    As stated in the Prospectus, the Fund may invest up to 5% of its total assets in Cetes, a type of Mexican government peso denominated debt securities. Certain special considerations are associated with investing in debt obligations of the Mexican government. The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican debt obligations, including those in which the Fund invests. Mexico is currently the second largest debtor nation (among developing countries) to commercial banks and foreign governments. The value of the Fund's portfolio investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent rates of inflation which have exceeded the rates of inflation in the United States.

MONEY MARKET SECURITIES

    As stated in the Prospectus, the U.S. money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by Federal deposit insurance);

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's net assets in all such obligations and in all illiquid assets, in the aggregate; and

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation or the highest grade by Moody's Investors Service, Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by Standard & Poor's or Aaa by Moody's.

REPURCHASE AGREEMENTS

    When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

    The Fund may also use reverse repurchase agreements and dollar rolls with respect to up to 5% of its total assets as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

    The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

WARRANTS

    The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

    From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

WHEN, AS AND IF ISSUED SECURITIES

    The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued the Fund will have lost an investment opportunity. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.

    As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Adviser when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Adviser anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    Where, for example, the Fund is hedging a portfolio position consisting of foreign fixed-income securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

    At times when the Fund has written a call or put option on a fixed-income security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualifications as a regulated investment company.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing entities including foreign exchanges. Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OTC OPTIONS. Exchange-listed options are issued by the OCC (in the U.S.) or other clearing entity or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the income received from the premium will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The income received from premiums will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received for on the option less the commission paid.

    Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Adviser wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The Fund may purchase call options only in order to close out a covered call position (see "Covered Call Writing" above) and to protect against an increase in price of a security it anticipates purchasing. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Adviser to forecast correctly interest rates and market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    STOCK INDEX OPTIONS. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Adviser anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Adviser anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Adviser to more speedily achieve changes in the Fund's equity positions.

    The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills ("interest rate" futures) and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

    As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio securities (or anticipated portfolio securities) against changes in their prices. If the Adviser anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Adviser wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of equity security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES CONTRACTS. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits called "variation margin," with the Fund's Custodian, in the account in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rates futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    INDEX FUTURES CONTRACTS. The Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

    Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade and the Value Line Stock Index on the Kansas City Board of Trade.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Adviser seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The successful use of futures and related options depends on the ability of the Adviser to accurately predict market, interest rate and currency movements. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In order to assure that the Fund is entering into transactions in futures contracts for hedging purposes as such is defined by the CFTC either: 1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge or 2) the underlying value of all long positions in futures contracts will not exceed the total value of a) all short-term debt obligations held by the Fund; b) cash held by the Fund; c) cash proceeds due to the Fund on investments within thirty days;
d) the margin deposited on the contracts; and e) any unrealized appreciation in the value of the contracts.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities obligations equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    Exchanges may limit the amount by which the price of futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus and the Statement of Additional Information.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

    The Adviser has substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

LENDING OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

PORTFOLIO TURNOVER


    It is anticipated that the Fund's portfolio turnover rate generally will not exceed 150%. A 150% turnover rate would occur, for example, if 150% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year. For the fiscal years ended September 30, 1996 and September 30, 1997, the Fund's portfolio turnover rate was approximately 117% and 80%, respectively.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

       1. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

       2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the
    Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

       3. Borrow money, except that the Fund (i) may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and (ii) may engage in reverse repurchase agreements and dollar rolls.

       4. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction (3). For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

       5. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a)
    entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

       6. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

       7.  Make short sales of securities.

       8. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

       9. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.

       10. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. (The Fund may invest in restricted securities subject to the non-fundamental limitations contained in the Prospectus.)

       11. Invest for the purpose of exercising control or management of any other issuer.

    In addition, as a nonfundamental policy, the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than (a) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (b) 10% of the Fund's total assets, taken at market value, would be invested in such securities and (c) 3% of any one such company's voting securities would be owned by the Fund.

    As a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Act.

    If (except with respect to Restriction 3) a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


    Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, securities may be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended September 30, 1995, 1996 and 1997 the Fund paid $223,076, $130,941 and $96,388, respectively, in brokerage commissions.


    The Adviser currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


    In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions affected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Fund to the dealer's furnishing of such services. During the fiscal year ended September 30, 1997, the Fund directed the payment of $72,639 in brokerage commissions in connection with transactions in the aggregate amount of $58,756,856 to brokers because of research services provided.


    The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce its expenses, it is of indeterminable value and the advisory fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such services.


    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker or dealer are consistent with the foregoing standard. During the fiscal years ended September 30, 1995, 1996 and 1997, the Fund paid a total of $49,753, $9,886 and $10,895, respectively, in commissions to DWR. During the fiscal year ended September 30, 1997, the brokerage commissions paid to DWR represented approximately 11.30% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 17.38% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.



    During the period June 1 through September 30, 1997, the Fund paid a total of $1,140 in brokerage commissions to Morgan Stanley & Co., Inc., which broker-dealer became an affiliate of the Distributor on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The brokerage commissions paid to Morgan Stanley & Co., Inc. represented approximately 1.18% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 1.32% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.



    During the fiscal year ended September 30, 1997, the Fund purchased a collateralized mortgage obligation, 6.50%, 6/28/24 issued by Bear Stearns Mortgage Securities Inc. and common stock issued by Merrill Lynch & Co. At September 30, 1997, the Fund held the aforementioned securities with market values of $582,885 and $1,787,919, respectively. These issuers were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the fiscal year ended September 30, 1997.


THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund, and may enter into selected broker-dealer agreements with others. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. As part of an internal reorganization that took place in December, 1992, the Distributor assumed the investment company share distribution activities previously performed by DWR. The Trustees of the Fund, including a majority of the Independent Trustees, approved, at their meeting on June 30, 1997, the current Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998, and provides that it will remain in effect from year to year thereafter if approved by the Board.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the

Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION


    PLAN OF DISTRIBUTION. The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received (a) approximately $0, $1,110 and $216 in contingent deferred sales charges from Class A, Class B and Class C, respectively, for the fiscal year ended September 30, 1997, and (b) approximately $524 in front-end sales charges from Class A for the fiscal year ended September 30, 1997, none of which was retained by the Distributor.


    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year under the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers (of which the Distributor is a member). The service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

    The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on July 21, 1993, and by InterCapital as the then sole shareholder of the Fund on July 22, 1993.

    At their meeting held on October 26, 1995, the Trustees of the Fund, including all the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.


    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly reviews of the Plan, they will consider its continued appropriateness and the level of compensation provided therein. Class C shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended September 30, 1997, of $908,897. This amount is equal to payments required to be paid monthly by the Fund which were computed at the annual rate of 0.99% of the average daily net assets of Class C. The 12b-1 fee is treated by the Fund as an expense in the year it is accrued. For the fiscal period July 28, 1997 through September 30, 1997,

Class A and Class B shares of the Fund accrued payments under the Plan amounting to $13 and $9,461, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class B, respectively, for such period.


    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a distribution arrangement as set forth in the Prospectus.


    With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which Dean Witter Trust FSB ("DWT") serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, InterCapital compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.



    With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives of record in all cases. In the case of retirement plans qualified under Section 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans are opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.


    With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

    With respect to Class D shares other than shares held by participants in the InterCapital mutual fund asset allocation program, InterCapital compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. InterCapital also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund.

No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


    Each Class paid 100% of the amounts accrued under the Plan with respect to the Class for the fiscal year ended September 30, 1997 to the Distributor. The Distributor estimates it has spent, pursuant to the Plan, $8,052 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 1.22% ($98)--advertising and promotional expenses; (ii) 0% ($0)-- printing of prospectuses for distribution to other than current shareholders; and (iii) 98.78% ($7,954)--other expenses, including the gross sales credit and the carrying charges of which 0% ($0) represents carrying charges, 40.39% ($3,213) represents commission credits to DWR branch offices for payments of commissions to account executives and 59.61% ($4,741) represents overhead and other branch office distribution-related expenses. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating DWR's branch offices in connection with the sale of the Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of Mutual Fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales. The amounts accrued by Class A for distribution during the fiscal period July 28, 1997 through September 30, 1997 were for expenses which relate to compensation of sales personnel and associated overhead expenses.



    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.



    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that DWR, InterCapital, the Distributor or the Manager, or certain of their employees, may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    Under its terms, the Plan had an initial term ending April 30, 1994, and provides that it will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Board requested and received from the Distributor and reviewed all the information which it deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and
(3) what services had been provided and were continuing to be provided under the Plan by the Distributor, DWR and other selected broker-dealers to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. This determination was based upon the conclusion of the Trustees that the Plan provides an effective means of stimulating sales of shares of the Fund and of reducing or avoiding net redemptions and the potentially adverse effects that may occur therefrom. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.


DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other TCW/DW Funds which are multiple class funds ("TCW/DW Multi-Class Funds") purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.


    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.


    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other TCW/DW Multi-Class Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund, other TCW/DW Multi-Class Funds or "Exchange Funds" (see "Shareholder Services--Exchange Privilege") acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" and the purchase of shares of other TCW/DW Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another TCW/DW Fund (see "Shareholder Services--Targeted Dividends"), plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

                         YEAR SINCE
                          PURCHASE                            CDSC AS A PERCENTAGE
                        PAYMENT MADE                           OF AMOUNT REDEEMED
------------------------------------------------------------  --------------------
First.......................................................          5.0%
Second......................................................          4.0%
Third.......................................................          3.0%
Fourth......................................................          2.0%
Fifth.......................................................          2.0%
Sixth.......................................................          1.0%
Seventh and thereafter......................................          None

    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund held by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997:


                         YEAR SINCE
                          PURCHASE                            CDSC AS A PERCENTAGE
                        PAYMENT MADE                           OF AMOUNT REDEEMED
------------------------------------------------------------  --------------------
First.......................................................          2.0%
Second......................................................          2.0%
Third.......................................................          1.0%
Fourth and thereafter.......................................          None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    SHAREHOLDER INVESTMENT ACCOUNT. Upon purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund, maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. No certificates will be issued for fractional shares or to shareholders who have elected the Systematic Withdrawal Plan for withdrawing cash from their accounts. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.


    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) at the net asset value per share as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or the other selected broker-dealer, and which will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.


    INVESTMENT OF DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or the proceeds by the Transfer Agent.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to TCW/DW Balanced Fund, and indicating the selected Class, directly to the Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check of purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

    TARGETED DIVIDENDS-SM-. In states where it is legally permissible to do so, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end TCW/DW Fund other than TCW/DW Balanced Fund or in another Class of TCW/DW Balanced Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected TCW/DW Fund as of the close of business of the payment date of the dividend or distribution, and will begin to earn dividends, if any, in the selected TCW/DW Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the TCW/DW Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted TCW/ DW Fund before entering the program.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her DWR or other selected broker-dealer account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Repurchases and Redemptions" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other TCW/DW Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for TCW/DW North American Government Income Trust and five money market funds for which InterCapital serves as investment manager (the foregoing six funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, except for other TCW/DW Funds and the five money market funds listed in the Prospectus.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a TCW/DW Multi-Class Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a TCW/DW Multi-Class Fund. However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a TCW/DW Multi-Class Fund from the Exchange Fund, with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of an Exchange Fund resumes on the last day of the month in which shares of a TCW/ DW Multi-Class Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a TCW/DW Multi-Class Fund.

    When shares initially purchased in a TCW/DW Multi-Class Fund are exchanged for shares of a TCW/DW Multi-Class Fund or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange and (ii) originally acquired through reinvestment of dividends or distributions (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time. Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the CDSC Fund Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions.

    With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class for Dean Witter U.S. Government Money Market Trust and all TCW/DW Funds is $1,000.) Upon exchange into an Exchange Fund, the shares of the fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

    The Fund, each of the other TCW/DW Funds and and each of the money market funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of the Exchange Funds, pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executives regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    For further information regarding the Fund's Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.


    PAYMENT FOR SHARES REPURCHASED OR REDEEMED. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be ordinarily made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check and the check has not yet cleared, payment of redemption proceeds may be delayed until the check has cleared (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within 35 days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.

    The Fund's transactions, if any, in options and futures contracts may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These rules also (a) could require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Prior to July 28, 1997 the Fund offered only one Class of shares. Because all shares of the Fund held prior to such time (other than shares which were acquired in exchange for shares of TCW/DW Funds offered with a CDSC and shares acquired through reinvestment of dividends and distributions thereon) have been designated Class C, certain historical performance data may be restated to reflect the 1.0% CDSC imposed on most Class C shares redeemed within one year after purchase.


    Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The Fund's yield for the 30-day period ended September 30, 1997 was 1.35% for Class A, 0.67% for Class B, 0.67% for Class C and 1.68% for Class D.



    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The actual average annual total returns for Class C shares of the Fund for the fiscal year ended September 30, 1997 and for the period October 29, 1993 (commencement of operations) through September 30, 1997 were 17.67% and 9.34%, respectively.



    For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each of Class A, Class B and Class D for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value for Class A reflects the imposition of the maximum front-end sales charge for Class
A. The ending redeemable value for Class B is reduced by any CDSC at the end of the period. Based on the foregoing calculations, the total returns for the period July 28, 1997 through September 30, 1997 were -4.66%, -4.52% and 0.65% for Class A, Class B and Class D, respectively.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based upon the foregoing, the actual average annual total returns of Class C for the fiscal year ended September 30, 1997 and for the period October 29, 1993 through September 30, 1997 were 18.67% and 9.34%, respectively. In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation the actual total returns for Class C for the fiscal year ended September 30, 1997 and the period October 29, 1993 through September 30, 1997 were 18.67% and 41.93%, respectively. Based on the foregoing calculations, the total returns for Class A, Class B, and Class D for the period July 28, 1997 through September 30, 1997 were 0.62%, 0.48% and 0.65%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 or $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 or $100,000 adjusted for the initial sales charge), or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown or declined to the following amounts at September 30, 1997.



                                                                           INVESTMENT AT INCEPTION
                                                                                     OF:
                                                              INCEPTION   --------------------------
CLASS                                                           DATE      $10,000  $50,000  $100,000
------------------------------------------------------------  ---------   -------  -------  --------
Class A.....................................................    7/28/97   $ 9,534  $48,298  $ 97,601
Class B.....................................................    7/28/97    10,048   50,240   100,480
Class C.....................................................   10/29/93    14,193   70,965   141,930
Class D.....................................................    7/28/97    10,065   50,325   100,650


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees have been elected by InterCapital as the sole shareholder of the Fund or, in the case of Messrs. Schroeder and Stern, by the other Trustees on April 20, 1995. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of

Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


    Dean Witter Trust FSB ("DWT"), Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. DWT is an affiliate of Dean Witter Services Company Inc., the Fund's Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, DWT's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services DWT receives a per shareholder account fee.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on September 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------


    The Financial Statements of the Fund for the fiscal year ended September 30, 1997 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

TCW/DW BALANCED FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW BALANCED FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Balanced Fund (the "Fund") at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As described in Note 8 to the financial statements, the Fund's Board of Trustees has approved, subject to the consent of the Fund's shareholders, a reorganization plan whereby the Fund would be merged into Dean Witter Balanced Growth Fund.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
NOVEMBER 6, 1997

                            1997 FEDERAL TAX NOTICE

       During the period ended September 30, 1997, 79.29% of the income paid qualified for the dividends received deduction available to corporations.

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (64.9%)
           AIR TRANSPORT (4.1%)
   5,100   AMR Corp.*..............................................................................  $   564,506
  19,900   Delta Air Lines, Inc....................................................................    1,874,331
  16,300   UAL Corp.*..............................................................................    1,379,387
                                                                                                     -----------
                                                                                                       3,818,224
                                                                                                     -----------
           AIRCRAFT & AEROSPACE (4.7%)
  38,800   Boeing Co...............................................................................    2,112,175
  28,300   United Technologies Corp................................................................    2,292,300
                                                                                                     -----------
                                                                                                       4,404,475
                                                                                                     -----------
           AUTO PARTS - ORIGINAL EQUIPMENT (3.3%)
  34,900   Lear Corp.*.............................................................................    1,718,825
  20,400   Magna International, Inc. (Class A) (Canada)............................................    1,410,150
                                                                                                     -----------
                                                                                                       3,128,975
                                                                                                     -----------
           AUTOMOTIVE (2.6%)
  53,700   Ford Motor Co...........................................................................    2,429,925
                                                                                                     -----------
           BANKS (2.1%)
  14,900   Citicorp................................................................................    1,995,669
                                                                                                     -----------
           BEVERAGES - SOFT DRINKS (1.6%)
  36,200   PepsiCo, Inc............................................................................    1,468,362
                                                                                                     -----------
           BROADCAST MEDIA (1.7%)
  59,832   Westinghouse Electric Corp..............................................................    1,619,203
                                                                                                     -----------
           BROKERAGE (1.9%)
  24,100   Merrill Lynch & Co., Inc................................................................    1,787,919
                                                                                                     -----------
           COMMERCIAL SERVICES (1.6%)
  33,400   Corrections Corp. of America*...........................................................    1,452,900
                                                                                                     -----------
           COMMUNICATIONS - EQUIPMENT & SOFTWARE (2.8%)
  36,000   Cisco Systems, Inc.*....................................................................    2,630,250
                                                                                                     -----------
           COMPUTER SOFTWARE (3.6%)
  21,100   Microsoft Corp.*........................................................................    2,791,794
  17,000   Oracle Corp.*...........................................................................      619,438
                                                                                                     -----------
                                                                                                       3,411,232
                                                                                                     -----------
           COMPUTERS - SYSTEMS (0.9%)
  24,000   Tandy Corp..............................................................................      807,000
                                                                                                     -----------
           ELECTRICAL EQUIPMENT (1.2%)
  16,000   Honeywell, Inc..........................................................................    1,075,000
                                                                                                     -----------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS (4.5%)
  46,100   Intel Corp..............................................................................    4,258,488
                                                                                                     -----------
           ENTERTAINMENT (1.3%)
  41,200   Mirage Resorts, Inc.*...................................................................    1,241,150
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           FINANCIAL (1.6%)
  32,200   Fannie Mae..............................................................................  $ 1,513,400
                                                                                                     -----------
           FINANCIAL SERVICES (1.6%)
  24,300   Associates First Capital Corp...........................................................    1,512,675
                                                                                                     -----------
           FOODS (1.1%)
  23,600   Kellogg Co..............................................................................      994,150
                                                                                                     -----------
           HEALTHCARE - DIVERSIFIED (2.1%)
  14,700   Warner-Lambert Co.......................................................................    1,983,581
                                                                                                     -----------
           HEALTHCARE - DRUGS (3.0%)
  15,100   Johnson & Johnson.......................................................................      870,138
  15,900   Lilly (Eli) & Co........................................................................    1,918,931
                                                                                                     -----------
                                                                                                       2,789,069
                                                                                                     -----------
           INDUSTRIALS (2.0%)
  35,200   Caterpillar, Inc........................................................................    1,898,600
                                                                                                     -----------
           INSURANCE BROKERS (1.6%)
  19,400   Marsh & McLennan Companies, Inc.........................................................    1,486,525
                                                                                                     -----------
           OFFICE EQUIPMENT & SUPPLIES (1.1%)
  12,000   Xerox Corp..............................................................................    1,010,250
                                                                                                     -----------
           OIL & GAS EXPLORATION (0.8%)
  26,000   Canadian Natural Resources Ltd. (Canada)*...............................................      767,253
                                                                                                     -----------
           OIL - DOMESTIC (0.7%)
   6,800   Amoco Corp..............................................................................      655,350
                                                                                                     -----------
           PUBLISHING (2.0%)
  33,900   Time Warner, Inc........................................................................    1,836,956
                                                                                                     -----------
           RAILROADS (1.8%)
  17,800   Burlington Northern Santa Fe Corp.......................................................    1,719,925
                                                                                                     -----------
           RETAIL - SPECIALTY (2.5%)
  45,800   Home Depot, Inc.........................................................................    2,387,325
                                                                                                     -----------
           SOAP & HOUSEHOLD PRODUCTS (2.3%)
  30,800   Procter & Gamble Co.....................................................................    2,127,125
                                                                                                     -----------
           TELECOMMUNICATIONS (1.0%)
  11,700   Lucent Technologies, Inc................................................................      952,088
                                                                                                     -----------
           TOBACCO (1.8%)
  40,000   Philip Morris Companies, Inc............................................................    1,662,500
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $41,432,833)...........................................................   60,825,544
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON   MATURITY
THOUSANDS                                                                                     RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (4.6%)
           AIRCRAFT & AEROSPACE (0.1%)
$    100   Lockheed Martin Corp............................................................   7.25%   05/15/06  $   103,870
                                                                                                                -----------
           AUTOMOTIVE (0.2%)
     200   General Motors Corp.............................................................   8.10    06/15/24      213,230
                                                                                                                -----------
           BANKS (0.2%)
     200   Citicorp........................................................................   7.125   03/15/04      205,306
                                                                                                                -----------
           BEVERAGES - SOFT DRINKS (0.1%)
     100   Coca-Cola Enterprises, Inc......................................................   7.88    02/01/02      105,951
                                                                                                                -----------
           CABLE & TELECOMMUNICATIONS (0.3%)
     200   News America Holdings, Inc......................................................   8.50    02/15/05      216,324
                                                                                                                -----------
           FINANCIAL (1.1%)
     200   Abbey National PLC (United Kingdom).............................................   6.69    10/17/05      200,378
     150   Associates Corp. of North America...............................................   6.25    03/15/99      150,685
     100   Associates Corp. of North America...............................................   5.25    03/30/00       97,878
     200   Bear Stearns Companies, Inc.....................................................   5.75    02/15/01      196,472
     200   Comdisco, Inc...................................................................   6.50    04/30/99      201,398
     150   General Electric Capital Corp...................................................   8.85    04/01/05      170,292
                                                                                                                -----------
                                                                                                                  1,017,103
                                                                                                                -----------
           FINANCIAL SERVICES (0.2%)
     150   Ford Motor Credit Corp..........................................................   8.20    02/15/02      160,176
                                                                                                                -----------
           INDUSTRIALS (0.7%)
     200   Caterpillar, Inc................................................................   9.375   03/15/21      252,122
     100   Praxair, Inc....................................................................   6.75    03/01/03      101,070
     250   Raytheon Co.....................................................................   6.45    08/15/02      249,573
                                                                                                                -----------
                                                                                                                    602,765
                                                                                                                -----------
           OIL & GAS PRODUCTS (0.2%)
     200   BP America, Inc.................................................................   9.375   11/01/00      217,898
                                                                                                                -----------
           RETAIL (0.5%)
     200   Federated Department Stores, Inc................................................   8.125   10/15/02      212,628
     200   Wal-Mart Stores, Inc............................................................   7.50    05/15/04      211,566
                                                                                                                -----------
                                                                                                                    424,194
                                                                                                                -----------
           TELEPHONES (0.2%)
     200   MCI Communications Corp.........................................................   6.95    08/15/06      204,742
                                                                                                                -----------
           TRANSPORTATION (0.2%)
     100   Norfolk Southern Corp...........................................................   7.35    05/15/07      104,105
     100   Union Pacific Corp..............................................................   7.875   02/15/02      105,485
                                                                                                                -----------
                                                                                                                    209,590
                                                                                                                -----------
           UTILITIES (0.6%)
     200   Florida Power & Light Co........................................................   7.05    12/01/26      195,136
     200   Texas Utilities Electric Co.....................................................   7.875   04/01/24      206,222

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON   MATURITY
THOUSANDS                                                                                     RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
$    200   Union Electric Co...............................................................   6.75%   05/01/08  $   201,624
                                                                                                                -----------
                                                                                                                    602,982
                                                                                                                -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $4,224,945).......................................................................    4,284,131
                                                                                                                -----------

           U.S. GOVERNMENT AGENCIES & OBLIGATIONS (15.8%)
     575   Federal National Mortgage Assoc. ...............................................   7.40    07/01/04      609,592
     880   Federal National Mortgage Assoc. ...............................................   6.40    09/27/05      883,890
   1,730   U.S. Treasury Bond..............................................................  12.00    08/15/13    2,493,120
   1,595   U.S. Treasury Bond..............................................................   7.50    11/15/24    1,801,935
     290   U.S. Treasury Bond..............................................................   6.50    11/15/26      291,917
     350   U.S. Treasury Note..............................................................   5.50    11/15/98      349,202
     155   U.S. Treasury Note..............................................................   5.875   01/31/99      155,268
   4,380   U.S. Treasury Note..............................................................   6.375   04/30/99    4,420,296
     965   U.S. Treasury Note..............................................................   6.00    08/15/99      967,992
     850   U.S. Treasury Note..............................................................   6.25    02/15/03      858,271
     820   U.S. Treasury Note..............................................................   7.875   11/15/04      901,475
   1,120   U.S. Treasury Note..............................................................   5.875   11/15/05    1,099,179
                                                                                                                -----------

           TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
           (IDENTIFIED COST $14,611,600)......................................................................   14,832,137
                                                                                                                -----------

           CANADIAN GOVERNMENT AGENCIES (0.5%)
     200   Hydro-Quebec....................................................................   9.40    02/01/21      247,734
     150   Province of Manitoba............................................................   6.875   09/15/02      153,527
     100   Province of Ontario.............................................................   6.00    02/21/06       96,819
                                                                                                                -----------

           TOTAL CANADIAN GOVERNMENT AGENCIES
           (IDENTIFIED COST $485,647).........................................................................      498,080
                                                                                                                -----------

           ASSET-BACKED SECURITY (0.8%)
     782   Federal Housing Administration Burbank Gardens Retirement Center**
             (IDENTIFIED COST $759,597)....................................................   7.50    02/01/32      784,048
                                                                                                                -----------

           MORTGAGE-BACKED SECURITIES (6.2%)
   1,424   Federal Home Loan Mortgage Corp.................................................   7.50    06/01/11    1,457,342
     642   Federal Home Loan Mortgage Corp.................................................   7.50    08/01/11      656,829
     995   Federal Home Loan Mortgage Corp.................................................   7.00    03/01/17      997,446
   1,802   Federal Home Loan Mortgage Corp.................................................   7.00    08/01/25    1,797,198
     458   Federal Home Loan Mortgage Corp.................................................   8.00    06/01/26      472,725

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                    COUPON   MATURITY
THOUSANDS                                                                                     RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
$    378   Federal National Mortgage Assoc. (ARM)+.........................................   6.109%  05/01/27  $   391,444
                                                                                                                -----------

           TOTAL MORTGAGE-BACKED SECURITIES
           (IDENTIFIED COST $5,651,018).......................................................................    5,772,984
                                                                                                                -----------

           COLLATERALIZED MORTGAGE OBLIGATIONS (2.4%)
     600   Bear Stearns Mortgage Securities, Inc.
             1997-2 A2.....................................................................   6.50    04/28/24      582,885
   1,000   Federal National Mortgage Assoc.
             1996-53 M.....................................................................   6.50    12/18/11      946,666
     697   Residential Funding Mortgage Securities, Inc. 1993-S23 A8.......................   6.50    06/25/08      693,550
                                                                                                                -----------

           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
           (IDENTIFIED COST $2,169,430).......................................................................    2,223,101
                                                                                                                -----------

           SHORT-TERM INVESTMENT (0.6%)
           REPURCHASE AGREEMENT
     591   The Bank of New York (dated 09/30/97; proceeds $590,667) (a)
             (IDENTIFIED COST $590,581)....................................................   5.25    10/01/97      590,581
                                                                                                                -----------

            TOTAL INVESTMENTS
            (IDENTIFIED COST $69,925,651) (B)........................................................   95.8 %   89,810,606

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................................    4.2      3,935,534
                                                                                                       ------  ------------

            NET ASSETS...............................................................................  100.0 % $ 93,746,140
                                                                                                       ------  ------------
                                                                                                       ------  ------------

---------------------

 *   Non-income producing security.
**   Resale is restricted.
 +   ARM -- Adjustable Rate Mortgage
(a) Collateralized by $455,065 U.S. Treasury Bond 9.00% due 11/15/18 valued at $602,392.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $19,926,461 and the aggregate gross unrealized depreciation is $41,506, resulting in net unrealized appreciation of $19,884,955.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

ASSETS:
Investments in securities, at value
  (identified cost $69,925,651)................................................................  $89,810,606
Cash...........................................................................................       36,023
Receivable for:
    Investments sold...........................................................................    3,689,310
    Interest...................................................................................      416,358
    Dividends..................................................................................       41,417
    Shares of beneficial interest sold.........................................................       40,424
Deferred organizational expenses...............................................................       38,484
Prepaid expenses and other assets..............................................................       99,358
                                                                                                 -----------
     TOTAL ASSETS..............................................................................   94,171,980
                                                                                                 -----------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased..................................................      227,470
    Plan of distribution fee...................................................................       82,622
    Management fee.............................................................................       37,196
    Investment advisory fee....................................................................       24,798
    Dividends and distributions to shareholders................................................        2,534
Accrued expenses and other payables............................................................       51,220
                                                                                                 -----------
     TOTAL LIABILITIES.........................................................................      425,840
                                                                                                 -----------
     NET ASSETS................................................................................  $93,746,140
                                                                                                 ===========
COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $66,491,685
Net unrealized appreciation....................................................................   19,884,955
Accumulated undistributed net investment income................................................       65,565
Accumulated undistributed net realized gain....................................................    7,303,935
                                                                                                 -----------
     NET ASSETS................................................................................  $93,746,140
                                                                                                 ===========
CLASS A SHARES:
Net Assets.....................................................................................      $45,619
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................        3,335
     NET ASSET VALUE PER SHARE.................................................................       $13.68
                                                                                                 ===========

     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE).........................................       $14.44
                                                                                                 ===========
CLASS B SHARES:
Net Assets.....................................................................................   $5,478,596
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................      400,498
     NET ASSET VALUE PER SHARE.................................................................       $13.68
                                                                                                 ===========
CLASS C SHARES:
Net Assets.....................................................................................  $88,211,844
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................    6,448,320
     NET ASSET VALUE PER SHARE.................................................................       $13.68
                                                                                                 ===========
CLASS D SHARES:
Net Assets.....................................................................................      $10,081
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................          737
     NET ASSET VALUE PER SHARE.................................................................       $13.68
                                                                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1997*

NET INVESTMENT INCOME:

INCOME
Interest.......................................................................................  $ 2,074,386
Dividends (net of $2,786 foreign withholding tax)..............................................      650,808
                                                                                                 -----------

     TOTAL INCOME..............................................................................    2,725,194
                                                                                                 -----------

EXPENSES
Plan of distribution fee (Class B shares)......................................................        9,461
Plan of distribution fee (Class C shares)......................................................      908,897
Management fee.................................................................................      417,405
Investment advisory fee........................................................................      278,270
Transfer agent fees and expenses...............................................................       92,831
Professional fees..............................................................................       53,942
Shareholder reports and notices................................................................       48,833
Organizational expenses........................................................................       35,648
Trustees' fees and expenses....................................................................       32,966
Registration fees..............................................................................       19,989
Custodian fees.................................................................................       17,593
Other..........................................................................................        8,614
                                                                                                 -----------

     TOTAL EXPENSES............................................................................    1,924,449
                                                                                                 -----------

     NET INVESTMENT INCOME.....................................................................      800,745
                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain..............................................................................    7,860,641
Net change in unrealized appreciation..........................................................    7,052,433
                                                                                                 -----------

     NET GAIN..................................................................................   14,913,074
                                                                                                 -----------

NET INCREASE...................................................................................  $15,713,819
                                                                                                 ===========

---------------------
 *   Class A, Class B and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE YEAR         FOR THE YEAR
                                                                            ENDED               ENDED
                                                                     SEPTEMBER 30, 1997*  SEPTEMBER 30, 1996
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..............................................  $          800,745   $       1,102,597
Net realized gain..................................................           7,860,641           7,206,334
Net change in unrealized appreciation..............................           7,052,433           2,886,118
                                                                     -------------------  ------------------

     NET INCREASE..................................................          15,713,819          11,195,049
                                                                     -------------------  ------------------

DIVIDENDS TO SHAREHOLDERS:
From net investment income
    Class A shares.................................................                (151)         --
    Class B shares.................................................             (10,275)         --
    Class C shares.................................................            (721,547)            (36,468)
    Class D shares.................................................                 (36)         --
In excess of net investment income
    Class C shares.................................................          --                    (838,389)
                                                                     -------------------  ------------------

     TOTAL DIVIDENDS...............................................            (732,009)           (874,857)
                                                                     -------------------  ------------------
Net decrease from transactions in shares of beneficial interest....         (13,726,947)        (24,545,353)
                                                                     -------------------  ------------------

     NET INCREASE (DECREASE).......................................           1,254,863         (14,225,161)

NET ASSETS:
Beginning of period................................................          92,491,277         106,716,438
                                                                     -------------------  ------------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $65,565 AND
    DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF $3,171,
    RESPECTIVELY)..................................................  $       93,746,140   $      92,491,277
                                                                     ===================  ==================

---------------------
 *   Class A, Class B, and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Balanced Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to achieve a high total return through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks and investment grade fixed-income securities. The Fund was organized as a Massachusetts business trust on March 2, 1993 and commenced operations on October 29, 1993. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were acquired in exchange for shares of Funds for which Dean Witter Services Company Inc. serves as Manager and TCW Funds Management, Inc. serves as Adviser ("TCW/DW Funds") offered with a contingent deferred sale charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, have been designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a TCW/DW Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American, other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997, CONTINUED

not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax"

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997, CONTINUED

differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company, Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of $180,493 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.45% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.30% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997, CONTINUED

securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A--0.25% of the average daily net assets of Class A; (ii) Class B--1.0% of the average daily net assets of Class B; and (iii) Class C--1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no such excess amounts at September 30, 1997.

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997, CONTINUED

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended September 30, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended September 30, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $1,110 and $216, respectively, and received $524 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1997 aggregated $72,283,760 and $89,079,914, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $27,928,133 and $29,024,333, respectively.

For the year ended September 30, 1997, the Fund incurred $10,895 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

For the period May 31, 1997 through September 30, 1997, the Fund incurred brokerage commissions of $1,140 with Morgan Stanley & Co., Inc., an affiliate of the Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund. At September 30, 1997 the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc., of $902,934.

Dean Witter Trust FSB, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At September 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $1,700.

6. FEDERAL INCOME TAX STATUS

During the year ended September 30, 1997, the Fund utilized its net capital loss carryover of approximately $461,000.

At September 30, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997, CONTINUED

7. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                           FOR THE YEAR                  FOR THE YEAR
                                                               ENDED                         ENDED
                                                        SEPTEMBER 30, 1997+           SEPTEMBER 30, 1996
                                                    ---------------------------   ---------------------------
                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                    ------------   ------------   ------------   ------------
CLASS A SHARES*
Sold..............................................         3,330   $     45,072        --             --
Reinvestment of dividends.........................             5             64        --             --
                                                    ------------   ------------   ------------   ------------
Net increase--Class A.............................         3,335         45,136        --             --
                                                    ------------   ------------   ------------   ------------

CLASS B SHARES*
Sold..............................................        17,715        242,841        --             --
Reinvestment of dividends.........................           466          6,427        --             --
Redeemed..........................................       (16,038)      (219,934)       --             --
                                                    ------------   ------------   ------------   ------------
Net increase--Class B.............................         2,143         29,334        --             --
                                                    ------------   ------------   ------------   ------------

CLASS C SHARES
Sold..............................................     1,137,529     13,933,845      1,434,033   $ 15,701,592
Reinvestment of dividends.........................        51,366        643,934         71,704        794,910
Redeemed..........................................    (2,298,398)   (28,389,248)    (3,751,703)   (41,041,855)
                                                    ------------   ------------   ------------   ------------
Net decrease--Class C.............................    (1,109,503)   (13,811,469)    (2,245,966)   (24,545,353)
                                                    ------------   ------------   ------------   ------------

CLASS D SHARES*
Sold..............................................           734         10,016        --             --
Reinvestment of dividends.........................             3             36        --             --
                                                    ------------   ------------   ------------   ------------
Net increase--Class D.............................           737         10,052        --             --
                                                    ------------   ------------   ------------   ------------
Net decrease in Fund..............................    (1,103,288)  $(13,726,947)    (2,245,966)  $(24,545,353)
                                                    ============   ============   ============   ============

---------------------
On July 28, 1997, 398,355 shares representing $5,433,568 were transferred to Class B.

For the period July 28, 1997 (issue date) through September 30, 1997.

8. SUBSEQUENT EVENT

On November 6, 1997, the Board of Trustees of the Fund and of Dean Witter Balanced Growth Fund ("Balanced Growth") approved a reorganization plan whereby the Fund would be merged into Balanced Growth. This plan is subject to the consent of the Fund's shareholders. If approved, the assets of the Fund would be combined with the assets of Balanced Growth and shareholders of the Fund would become shareholders of Balanced Growth, receiving shares of the corresponding class of Balanced Growth equal to the value of their holdings in the Fund.

TCW/DW BALANCED FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                     FOR THE
                                                                      PERIOD
                                                                   OCTOBER 29,
                                    FOR THE YEAR ENDED SEPTEMBER      1993*
                                                 30,                 THROUGH
                                    -----------------------------   SEPTEMBER
                                    1997**++    1996      1995       30, 1994
-------------------------------------------------------------------------------

CLASS C SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................ $  11.63  $  10.46  $   9.43   $  10.00
                                    --------  --------  ---------    ------

Net investment income..............     0.11      0.15      0.20       0.10

Net realized and unrealized gain
 (loss)............................     2.04      1.12      0.93      (0.58)
                                    --------  --------  ---------    ------

Total from investment operations...     2.15      1.27      1.13      (0.48)
                                    --------  --------  ---------    ------

Less dividends:
   From net investment income......    (0.10)    --        (0.10)     (0.09)
   In excess of net investment
   income..........................    --        (0.10)    --         --
                                    --------  --------  ---------    ------

Total dividends....................    (0.10)    (0.10)    (0.10)     (0.09)
                                    --------  --------  ---------    ------

Net asset value, end of period..... $  13.68  $  11.63  $  10.46   $   9.43
                                    ========  ========  =========    ======

TOTAL INVESTMENT RETURN+...........    18.67%    12.20%    11.97%     (4.80)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     2.08%     2.14%     2.11%      2.06%(2)

Net investment income..............     0.86%     1.12%     1.88%      1.22%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands......................... $ 88,212  $ 92,491  $ 106,716  $ 149,357

Portfolio turnover rate............       80%      117%      123%       113%(1)

Average commission rate paid....... $ 0.0584  $ 0.0583     --         --

---------------------
 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that time, other than shares which were acquired in exchange for shares of Funds for which Dean Witter Services Company Inc. serves as Manager and TCW Fund's Management, Inc. serves as Adviser ("TCW/DW Funds") offered with a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, have been designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a TCW/DW Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                      FOR THE PERIOD
                                      JULY 28, 1997*
                                         THROUGH
                                      SEPTEMBER 30,
                                          1997++
-----------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................      $ 13.64
                                          ------
Net investment income..............         0.03
Net realized and unrealized gain...         0.06
                                          ------
Total from investment operations...         0.09
                                          ------
Less dividends from net investment
 income............................        (0.05)
                                          ------
Net asset value, end of period.....      $ 13.68
                                          ======
TOTAL INVESTMENT RETURN+...........         0.62%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         1.40%(2)
Net investment income..............         1.53%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................          $46
Portfolio turnover rate............           80%
Average commission rate paid.......     $ 0.0584

CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................      $ 13.64
                                          ------
Net investment income..............         0.02
Net realized and unrealized gain...         0.05
                                          ------
Total from investment operations...         0.07
                                          ------
Less dividends from net investment
 income............................        (0.03)
                                          ------
Net asset value, end of period.....      $ 13.68
                                          ======
TOTAL INVESTMENT RETURN+...........         0.48%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         2.09%(2)
Net investment income..............         0.75%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................       $5,479
Portfolio turnover rate............           80%
Average commission rate paid.......     $ 0.0584

---------------------
 * The date shares were first issued. Shareholders who held shares prior to July 28, 1997 (the date the fund converted to a multiple class share structure) should refer to the Financial Highlights of Class C to obtain the historical per share and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                      FOR THE PERIOD
                                      JULY 28, 1997*
                                         THROUGH
                                      SEPTEMBER 30,
                                          1997++
-----------------------------------------------------

CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................      $ 13.64
                                          ------

Net investment income..............         0.04

Net realized and unrealized gain...         0.05
                                          ------

Total from investment operations...         0.09
                                          ------

Less dividends from net investment
 income............................        (0.05)
                                          ------

Net asset value, end of period.....      $ 13.68
                                          ======
TOTAL INVESTMENT RETURN+...........         0.65%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         1.09%(2)

Net investment income..............         1.75%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................          $10

Portfolio turnover rate............           80%

Average commission rate paid.......     $ 0.0584

---------------------
 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa        Fixed-income securities which are rated Aaa are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to as
           "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A          Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa        Fixed-income securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.
           Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification in its fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS
    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Fixed-income securities rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A          Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.
BBB        Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.
           Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.
           Plus (+) or minus (-): The rating may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

                            COMMERCIAL PAPER RATINGS


    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard and Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:


    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.


A-1        indicates that the degree of safety regarding timely payment is very strong.
A-2        indicates capacity for timely payment on issues with this designation is strong.
           However, the relative degree of safety is not as overwhelming as for issues designated "A-1."
A-3        indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                             TCW/DW BALANCED FUND

                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 26, 1998


The undersigned shareholder of TCW/DW Balanced Fund does hereby appoint BARRY FINK, ROBERT M. SCANLAN and ROBERT GIAMBRONE and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of TCW/DW Balanced Fund to be held on February 26, 1998, at the Career Development Room, 61st Floor, Two World Trade Center, New York, New York at 10:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

                         (Continued on reverse side)
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.
     IMPORTANT--This Proxy must be signed and dated on the reverse side.

[X] PLEASE MARK BOXES
    IN BLACK OR BLUE INK

  The Proposal:                                         FOR   AGAINST  ABSTAIN

  Approval of the Agreement and Plan of                 [ ]     [ ]      [ ]
  Reorganization, dated as of November 6, 1997, pursuant to which substantially all of the assets of TCW/DW Balanced Fund would be combined with those of Dean Witter Balanced Growth Fund and shareholders of TCW/DW Balanced Fund would become shareholders of Dean Witter Balanced Growth Fund receiving shares in Dean Witter Balanced Growth Fund with a value equal to the value of their holdings in TCW/DW Balanced Fund.

  Please sign personally. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

                                           Date  __________________________

Please make sure to sign and date this Proxy using black or blue ink.

------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                      Shareholder sign in the box above

------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
PRX 00107[arrow up][arrow up] PLEASE DETACH AT PERFORATION [arrow up][arrow up]

                             TCW/DW BALANCED FUND

-------------------------------------------------------------------------------
                                  IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS
 TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------